SALOMON BROTHERS

     Investment Series


[GRAPHIC]


Semi-

Annual

Report

1999

JUNE 30,1999

 .   ASIA GROWTH FUND

 .   SMALL CAP GROWTH FUND

 .   CAPITAL FUND

 .   INVESTORS FUND

 .   TOTAL RETURN FUND

 .   HIGH YIELD BOND FUND

 .   STRATEGIC BOND FUND

 .   NATIONAL INTERMEDIATE
    MUNICIPAL FUND

 .   U.S.GOVERNMENT INCOME
    FUND

 .   NEW YORK MUNICIPAL
    MONEY MARKET FUND

 .   CASH MANAGEMENT FUND

                               Table of Contents

A MESSAGE FROM THE CHAIRMAN ........................................     1

THE SALOMON BROTHERS INVESTMENT SERIES

  ASIA GROWTH FUND..................................................     4

  SMALL CAP GROWTH FUND ............................................     7

  CAPITAL FUND......................................................     9

  INVESTORS FUND....................................................    12

  TOTAL RETURN FUND.................................................    15

  HIGH YIELD BOND FUND..............................................    17

  STRATEGIC BOND FUND...............................................    20

  NATIONAL INTERMEDIATE MUNICIPAL FUND..............................    23

  U.S.GOVERNMENT INCOME FUND........................................    26

SCHEDULES OF INVESTMENTS............................................    30

STATEMENTS OF ASSETS AND LIABILITIES................................    74

STATEMENTS OF OPERATIONS............................................    76

STATEMENTS OF CHANGES IN NET ASSETS ................................    78

STATEMENTS OF CASH FLOWS............................................    82

NOTES TO FINANCIAL STATEMENTS.......................................    83

FINANCIAL HIGHLIGHTS................................................    96

DIRECTORS AND OFFICERS OF
  THE SALOMON BROTHERS INVESTMENT SERIES............................   IBC

[GRAPHIC]   THE SALOMON BROTHERS INVESTMENT SERIES

               A Message From
               the Chairman


DEAR SHAREHOLDER:

We are pleased to present the semi-annual report for the Salomon Brothers Investment Series -- Asia Growth Fund, Small Cap Growth Fund, Capital Fund, Investors Fund, Total Return Fund, High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, New York Municipal Money Market Fund and Cash Management Fund ("Funds") for the six months ended June 30, 1999. We hope you find this shareholder report to be useful and informative.

Below is a chart showing each Fund's Class A share total returns for the six months ended June 30, 1999 with and without sales charges. Moreover, portfolio information regarding the New York Municipal Money Market Fund and Cash Management Fund ("Funds") for the reporting period can be found on pages 69 and 71, respectively.

THE PERFORMANCE OF THE SALOMON BROTHERS
INVESTMENT SERIES FUNDS

Class A Shares Total Return for the Six Months Ended June 30, 1999

                                        WITH               WITHOUT
                                  SALES CHARGES(1)     SALES CHARGES(2)
                                  ----------------     ----------------

Asia Growth Fund                       37.25%              45.69%
Small Cap Growth Fund                   9.59               16.31
Capital Fund                            7.17               13.71
Investors Fund                          8.53               15.13
Total Return Fund                       2.99                9.27
High Yield Bond Fund                   (0.96)               3.95
Strategic Bond Fund                    (4.74)               0.03
National Intermediate
 Municipal Fund                        (5.23)              (0.50)
U.S. Government Income Fund            (5.26)              (0.56)

--------------
(1) These total return figures assume reinvestment of all dividends and reflect the deduction of the maximum front-end sales charge for each Fund's Class A shares of 5.75% for the Asia Growth, Small Cap Growth, Capital, Investors and Total Return Funds and 4.75% for the High Yield Bond, Strategic Bond, National Intermediate Municipal and U.S. Government Income Funds.
(2) The total return figures assume reinvestment of all dividends and do not reflect the deduction of sales charge for each Fund's Class A shares.
In addition, both columns of data represent past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This shareholder report has been prepared for the information of shareholders of the Salomon Brothers Investment Series and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. To obtain a copy of the prospectus, please call your financial advisor directly or call 1-800-725-6666. Please read it carefully before you invest or send money.

The first half of 1999 was a period of economic growth at home and recovery abroad. Following the events surrounding the Russian debt default in August of 1998 -- which included a decrease in bond yields and a 0.75% decrease in interest rates -- yields have recovered quite well. Investor optimism, however, was tempered by concerns about inflation, interest rates and continued economic growth.

The long anticipated slowdown in U.S. economic activity again failed to happen during the reporting period. Global stock markets continued to rise led by better than expected profit growth and continued merger and acquisition activity. The risks of higher U.S. economic growth were more fairly reflected in the yield curve in the U.S. at the end of the first quarter of 1999 than they were at the beginning.

The stronger than expected growth caused interest rates to rise in the first quarter of 1999. The 30-year U.S. Treasury bond had its third worst quarter of the 1990s. In fact, only the first quarters of 1994 and 1996 were worse. The Lehman Government/Corporate Index declined about 1.2% in the first quarter of 1999. U.S. Treasuries underperformed as spreads narrowed in all sectors.

During the first half of 1999, U.S. economic growth continued at a robust pace, posting a 4.3% Gross Domestic Product ("GDP") growth rate for the first quarter of 1999. Furthermore, the labor market continued to be extremely tight, as the unemployment rate fell to a 29-year low of 4.2% in March. Defying the expectations of many economists, inflation -- as measured by the Consumer Price Index ("CPI") -- was virtually absent. Productivity gains and sagging global demand were credited with keeping inflation under control. However, in the month of April, the CPI rose by 0.7%, its largest monthly increase in nine years. This, coupled with signs that many world economies were in the nascent stages of growth and recovery, deepened fears that inflationary pressures were reaching a breaking point. These concerns brought about an increase in the yield of the benchmark 30-year U.S. Treasury Bond, which gained 71 basis points between April 8th and June 24th to close at 6.16%.

To counter these inflationary pressures, the Federal Reserve Board ("Fed") raised short-term interest rates by 0.25% in late June, and subsequently adopted a neutral stance on monetary policy. Meanwhile, during the months of May and June, the CPI remained constant, generating considerable optimism that inflation had retreated. Further reports of rising U.S. jobless claims added to the optimism.

As measured by the S&P 500 Stock Index, the U.S. stock market returned 12.38% during the first six months of 1999. Last year's strong stock market performance has continued so far in 1999, as many stock investors enjoyed competitive returns. Although large-capitalization stocks were once again the best performers, smaller-sized company stocks also provided decent returns. Stocks reacted positively to evidence of a worldwide recovery.
U.S. multinationals reported stronger sales overseas, particularly in Southeast Asia.

Major political and economic crosscurrents influenced the international equity markets during the first half of the year. Despite rising interest rate anxieties, global equity markets delivered positive returns. While investors fretted about rising U.S. and Japanese bond yields, economic data showed that many Asian countries have begun their recoveries from steep recessions of the past two years. Performance of the European markets, for dollar-based investors, lagged during the first half of 1999, primarily due to weakness of the new Euro currency versus the U.S. dollar.

MARKET OUTLOOK

The unwillingness of consumer spending to slow down keeps the Fed's monetary policy on watch. With the world economic crisis abating, we cannot rule out the possibility of the Fed raising rates before year-end. However, in our view, the most likely case is that the Fed's monetary policy should remain neutral through the third quarter of 1999. By next year we think that nominal growth should slow below 5% and may allow room for additional short-term rate cuts. However, if global economic growth accelerates unexpectedly and signs of inflation emerge during the remainder of 1999, the Fed will not hesitate to raise rates again.

We believe that U.S. stock market returns for the remainder of 1999 should depend greatly on the actions of the Fed, which increased interest rates in June. The markets reacted with relief when there were indications that this would not be the first of many increases. If, however, the Fed were to increase rates further, the U.S. stock market would be vulnerable to a correction.

In the pages that follow, we provide commentaries from the Funds' managers. On behalf of everyone here at Salomon Brothers Asset Management, we would like to thank you for your continued confidence in the Salomon Brothers Investment Series. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman and President

August 3, 1999

[GRAPHIC]    THE SALOMON BROTHERS

               Asia Growth Fund


INVESTMENT OBJECTIVE
AND STRATEGY

The Salomon Brothers Asia Growth Fund seeks long-term capital appreciation. The Fund invests at least 65% of total assets in the equity and equity-related securities of Asian companies. Areas considered for investments include, but are not limited to, China, Hong Kong, India, Indonesia, South Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. In seeking to capture high long-term returns with volatility in line with or lower than that usually experienced in the Asian markets, the Fund will allocate its assets among countries and industries believed by the portfolio manager to be most likely to benefit from positive regional economic trends.

--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------

Managed by an investment team out of the Hong Kong office.

PERFORMANCE UPDATE

The Asia Growth Fund's Class A shares returned 45.69% without sales charges for the six months ended June 30, 1999. This compares favorably with the 44.59% return for the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index ("MSCI AC Asia Free Ex-Japan"), and the 40.62% for the Lipper, Inc. Pacific ex-Japan Funds peer group average. (Lipper is a major fund-tracking organization.)

MARKET REVIEW

Asia's markets continued to exhibit significant gains on the back of a liquidity-driven rally. Positive foreign exchange reserves and external surpluses, successful recapitalization in the banking sector and considerably stronger balance sheets of many Asian companies, all contributed to the sustained liquidity inflow into the region. Positive first quarter Gross Domestic Product ("GDP") growth in South Korea (4.6%), Taiwan (4.3%), Singapore (1.2%), the Philippines (1.2%) and Thailand (0.9%) has highlighted the strong rebound of the region despite diminishing export growth.

The Bank of Japan's pursuit of an aggressive inflationary policy coupled with restructuring in the corporate sector was perceived as supportive of Japan's efforts at economic stabilization and recovery. In addition, the marked increase in foreign investors' participation in the Japanese equity market reinforced optimism and contributed largely to favorable liquidity, thereby boding well for the rest of the region. Despite the rise in U.S. long bond yields and a 25 basis point rate hike by the U.S. Federal Reserve Board ("Fed") in June, Asian markets rallied further suggesting to us that there were enough positive developments in the region to counter the negative impact of higher interest rates.

PORTFOLIO HIGHLIGHTS

The Asia Growth Fund maintained its focus on stock selection by owning equities it deemed attractive on a regional or sector basis. Notwithstanding the fact that liquidity inflows led index-related stocks to rally, the Fund's outperformance in the first half of the year versus its benchmark was also largely owed to stock selection within the non-benchmark stocks -- evidence of a successful bottom-up focus.

Key contributors to the Fund's performance included corporate restructuring themes such as Giordano International, First Pacific Co., Samsung Corp. and Housing & Commercial Bank. Others were part of the Fund's positive stance on the telecommunications sector which included regional telecom stocks such as SK Telecom, Korea Telecom and China Telecom Ltd. One of the Fund's top-ten holdings throughout first half was United Overseas Bank Ltd. (i.e., local shares) which was bought through an equity-linked note product. Purchased on the basis of attractive valuations vs. the sector and expectations of a favorable boost from a merger of foreign and local branches in Singapore, owning OUB allowed the Fund to capture considerable gains and reinforced a successful strategy. (Of course, past performance is not indicative of future results.)

MARKET OUTLOOK

One of the Fund's main investment themes for the second half of 1999 will be a focus on Asian companies with more visible earnings growth as opposed to the potential restructuring plays. Many companies have taken the opportunity to restructure and cut costs during the crisis and are therefore expected to re-emerge as stronger regional players. Moreover, the Fund sees earnings upgrade potentials from bottom-up profit estimates as well as upward adjustments to top-down GDP growth forecasts. This combination is important as positive growth surprises provide the fundamental underpinnings to a sustainable flow of liquidity into the markets. Further, large capital inflows are not only easing credit conditions in Asia, they also provide a liquidity cushion that would allow policy makers to accelerate the cyclical upturn already underway. While there are a fair number of positive developments in the region, the Fund recognizes that the risk of higher volatility is growing, given expectations of higher bond yields in the U.S. Nevertheless, the Fund continues to find a number of attractive stock selection themes in Asia and the managers believe that Asian financial assets should continue to perform well against a backdrop of higher volatility.

-------------------------------------
Portfolio Highlights
-------------------------------------

[CHART APPEARS HERE]

Composition of portfolio as of
June 30, 1999

Common Stock                    89%
Convertible Securities           1%
Warrants                         1%
Purchase Options                 4%
Equity-Linked Securities         5%

-------------------------------------
Breakdown By Country(#)
-------------------------------------

Hong Kong      32.5%

Singapore      16.6%

South Korea    14.7%

Taiwan         11.5%

India           6.0%

Indonesia       5.9%

Malaysia        4.7%

Thailand        3.7%

Philippines     2.4%

China           2.0%
=====================================
Portfolio holdings may vary.


--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through June 30, 1999
--------------------------------------------------------------------------------
Class A Shares              Without Sales Charges         With Sales Charges(*)
--------------------------------------------------------------------------------
Since Inception (5/6/96)            -0.28%                    -2.13%
1 year                              66.43%                    56.79%
--------------------------------------------------------------------------------
Class B Shares
Since Inception (5/6/96)            -1.01%                    -1.93%
1 year                              65.07%                    60.07%
--------------------------------------------------------------------------------
Class 2 Shares
Since Inception (5/6/96)            -0.98%                    -1.29%
1 year                              65.07%                    62.33%
--------------------------------------------------------------------------------
Class O Shares
Since Inception (5/6/96)            -0.03%                    -0.03%
1 year                              66.90%                    66.90%
================================================================================


--------------------------------------------------------------------------------
Lipper Comparative Performance+
Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

Lipper Category: Pacific Ex-Japan Funds

---------------------------------------------------------------------------------------------------------

                1 Year & Since Inception Total Returns as of June 30, 1999

Class A Shares             Lipper Average  Fund Return(**)       Ranking
---------------------------------------------------------------------------------------------------------
Since Inception (5/6/96)       -6.78%         -0.28%             2nd Quartile - Top 23% #13 of 57 Funds
1 year                         69.87%         66.43%             2nd Quartile - Top 43% #36 of 83 Funds
---------------------------------------------------------------------------------------------------------
Class B Shares
---------------------------------------------------------------------------------------------------------
Since Inception (5/6/96)                      -1.01%             2nd Quartile - Top 28% #16
1 year                                        65.07%             2nd Quartile - Top 47% #39
---------------------------------------------------------------------------------------------------------
Class 2 Shares
---------------------------------------------------------------------------------------------------------
Since Inception (5/6/96)                      -0.98%             2nd Quartile - Top 26% #15
1 year                                        65.07%             2nd Quartile - Top 47% #39
---------------------------------------------------------------------------------------------------------
Class O Shares
---------------------------------------------------------------------------------------------------------
Since Inception (5/6/96)                      -0.03%             1st Quartile - Top 19% #11
1 year                                        66.90%             2nd Quartile - Top 42% #35
=========================================================================================================

                                                 See page 29 for all footnotes.

[GRAPHIC]   THE SALOMON BROTHERS

              Small Cap Growth Fund



INVESTMENT OBJECTIVE
AND STRATEGY

The Small Cap Growth Fund seeks to obtain long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities of companies with market capitalizations at the time of purchase similar to that of companies included in the Russell 2000 Index ("Small Cap Companies"). The Russell 2000 Index includes companies with market capitalizations below the top 1,000 stocks of the equity market. Under normal market conditions the Fund will invest at least 65% of its total assets in equity securities of Small Cap Companies. This revised investment strategy was effective as of February 25, 1999.

--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------

The Fund is managed by an experienced team of managers.


PERFORMANCE UPDATE

The Small Cap Growth Fund's Class A shares returned 16.31% without sales charges for the six months ended June 30, 1999. This compares quite favorably with the 9.28% return for the Russell 2000 Index and 8.60% for the Lipper, Inc. Small Cap Funds peer group average. (Lipper is a major fund-tracking organization.) Please note that on July 16, 1999 the Small Cap Growth Fund acquired the assets of the Smith Barney Special Equities which has similar objectives.

MARKET REVIEW

The Russell 2000 Index's second quarter 1999 return of 15.1%, which outperformed the S&P 500's return of 7.1%, was the best quarterly performance by small caps since fourth quarter 1992. This outperformance was driven by the market's renewed interest in cyclicals as the Asian economies started to show signs of recovery. In fact, this is the first quarter since third quarter 1997 that the Russell 2000 Index did better than the S&P 500 Index.

We believe for small caps to continue to outperform, mutual fund cash inflows into small-cap funds and projected earnings growth need to be attained. Small-cap companies remain undervalued relative to the S&P 500. We are finding many select opportunities to invest in small companies with solid fundamental outlooks.

PORTFOLIO HIGHLIGHTS

The Small Cap Growth Fund uses a bottom-up approach to select small capitalization companies that are growing their earnings faster than the overall market. Ideally, the companies should be on verge of a sustainable growth spurt from new products, technology or consolidation within an industry. The Fund invests in several companies that meet this criteria found primarily in four sectors: technology, health care, consumer and financial services.

The Fund continues to be overweight in consumer and technology. Many retailers such as Cost Plus and Dollar Tree are benefiting from the strength in the consumer. The Fund has several investments in semiconductor chip companies that are serving the demand for voice and data over the Internet.

MARKET OUTLOOK

We believe small cap stocks should benefit from the economy's continued growth with moderate inflation. Our strategy remains constant as we concentrate on selecting companies with powerful franchises and market positions. And while no guarantees can be given, we believe this focus should offer our investors potential long-term price appreciation.

--------------------------------------------------
Portfolio Highlights(#)
--------------------------------------------------

Composition of portfolio as of
June 30, 1999

  [CHART APPEARS HERE]

Common Stock            99%
Short-Term Obligations   1%

--------------------------------------------------

------------------------------
Top Holdings
------------------------------

 MedQuist,Inc.

 CMGI Inc.

 TranSwitch Corp.

 DeVry,Inc.

 Fossil,Inc.

 Profit Recovery Group
 International,Inc.

 Cost Plus,Inc.

 U.S.Franchise
 Systems,Inc.

 Protective Life Corp.

 American Heritage
 Life Investment Corp.

==============================


--------------------------------------------------------------------------------
Cumulative Total Returns for Period Through June 30, 1999
--------------------------------------------------------------------------------

Class A Shares            Without Sales Charges         With Sales Charges(*)
--------------------------------------------------------------------------------
Since Inception (7/1/98)          34.80%                        27.05%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)          33.70%                        28.70%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)          33.90%                        31.57%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (7/1/98)          35.10%                        35.10%
================================================================================

---------------------------------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers Small Cap Growth Fund
---------------------------------------------------------------------------------------------------------

Lipper Category: Small Cap Funds
---------------------------------------------------------------------------------------------------------
Class A Shares             Lipper Average    Fund Return(**)       Ranking
---------------------------------------------------------------------------------------------------------
Since Inception (7/1/98)       10.93%          34.80%              1st Quartile - Top 6% #41 of 715 Funds
---------------------------------------------------------------------------------------------------------
Class B Shares
---------------------------------------------------------------------------------------------------------
Since Inception (7/1/98)                       33.70%              1st Quartile - Top 7% #47
---------------------------------------------------------------------------------------------------------
Class 2 Shares
---------------------------------------------------------------------------------------------------------
Since Inception (7/1/98)                       33.90%              1st Quartile - Top 6% #46
---------------------------------------------------------------------------------------------------------
Class O Shares
---------------------------------------------------------------------------------------------------------
Since Inception (7/1/98)                       35.10%              1st Quartile - Top 5% #39
=========================================================================================================


                                                  See page 29 for all footnotes.
Portfolio holdings may vary.

[GRAPHIC]   THE SALOMON BROTHERS

              Capital Fund


INVESTMENT OBJECTIVE
AND STRATEGY

The Capital Fund seeks capital appreciation through investments primarily in common stocks or securities convertible into common stocks. The Fund seeks to achieve its investment objective through investments in securities that are believed to have above-average price appreciation potential. Such investments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies as well as new issues.


--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------

[PHOTO]   Ross S. Margolies, Managing Director and Portfolio Manager at Salomon
Brothers Asset Management Inc, has 18 years of investment industry experience in the equity, convertible and high yield markets. Mr. Margolies is primarily responsible for day-to-day Fund management.

[PHOTO]   Robert Donahue, Director and Co-Portfolio Manager at Salomon Brothers
Asset Management Inc, has 6 years of investment industry experience. Mr. Donahue assists in the day-to-day management of the Fund.


PERFORMANCE UPDATE

The Capital Fund's Class A shares returned 13.71% without sales charges for the six months ended June 30, 1999. This compares with the return of 11.36% for the Russell 3000 Index((R)) and 13.89% for the Lipper, Inc. Capital Appreciation Funds peer group average. (The Russell 3000 Index((R)) is a market capitalization weighted index made up of the 3,000 largest U.S. stocks in terms of market capitalization and is the Capital Fund's performance benchmark. Lipper is a major fund-tracking organization.)

MARKET REVIEW

During the six months ended June 30, 1999, the U.S. economy continued to show signs of benign inflation and productivity-driven growth. Domestic demand growth outstripped even optimistic estimates of the economy's long-term capacity, and a combination of rising productivity, a flood of goods from abroad and more intensive use of labor kept inflation from overheating. Globally, there were strong signs that the world economy had bottomed and was on the road to recovery. While the biggest market risk in the period remained the lingering threat of eventual overheating resulting in Federal Reserve Board tightening, policy-makers, led by Chairman Greenspan, held their stance on the sidelines until implementing a well-telegraphed twenty-five basis point tightening on June 30, 1999.

Continued improvement in international stability after last summer's economic turmoil caused investors to focus on cyclical stocks that had mostly underperformed for the last several quarters. As a result, the market experienced both an increase in breadth and a significant rotation into cyclicals. Importantly, this increase in market breadth permitted sector rotations without causing a significant sell-off in the broad market averages.

PORTFOLIO HIGHLIGHTS

The Fund demonstrated the benefits associated with its all-capitalization strategy as the first half of 1999 showed improved market breadth. The Fund's all-capitalization strategy, sometimes described as broad market strategy-attempts to exceed the returns associated with popular market indices by purchasing companies of all sizes based on which are the most attractive to own at the time. While the twenty largest growth stocks have generally driven market returns over the last few years, in our opinion many of these stocks are overpriced and provide small margins of safety for investors. In contrast, during this same period we have found small-cap and mid-cap companies that have attractive business prospects, and, yet, their stocks have larger margins of safety for investors. We believe that investors can benefit from a disciplined process of security analysis that assesses company fundamentals, strategic positioning and valuation to determine whether a given company represents an attractive investment.

Certain communications services, consumer staples and technology stocks drove the Fund's performance gains in the period. Among the individual companies contributing meaningfully to overall performance were Hormel Foods, Tellabs and Tesoro Petroleum.

During the recent energy rally, we took some profits from the run-up in refiners and reinvested in strategically well-positioned energy production companies. Importantly, among the top ten contributors to overall results were companies in each capitalization range: small-cap, less than $1 billion (SpeedFam IPEC and Tesoro Petroleum), mid-cap, $1 billion to $5 billion (Hormel Foods and Rogers Cantel Mobile Communications), and large-cap, more than $5 billion, (NTL Inc. and PanAmSat).

Over the reporting period, we also established new positions in certain media stocks and selectively exited technology positions that had reached our assessment of full value. Average individual position size has decreased modestly as the portfolio has added a number of new ideas. Finally, we increased positions in a few existing holdings that are experiencing improving business fundamentals that, in our opinion, are not yet reflected in current market prices.

MARKET OUTLOOK

The rotation that has recently taken place in the equity markets has principally benefited three categories: value stocks, cyclical stocks and small/mid-cap stocks. We believe that this rotation, while no longer in its early stages, should continue to evolve. At the same time, while many market valuation indicators appear expensive, we are still able to find selected companies that we believe have attractive fundamental profiles at reasonable prices.

While the secular case supporting the long-term bull market still appears to be intact, the cyclical recovery of many depressed economies around the world does create the potential for rising U.S. interest rates. This, in turn, could dampen near term enthusiasm for U.S. equities. Our strategy in the Capital Fund is not to try to time markets but, rather, to continue to evaluate the risk/reward of each security we own and use position size to reflect our views of risk and potential return. Overall, we believe that the Fund's portfolio continues to be positioned with companies that have favorable growth characteristics yet retain reasonable current valuations.

----------------------------------------
Portfolio Highlights(#)
----------------------------------------

 Composition of portfolio as of
 June 30, 1999

    [CHART APPEARS HERE]

Common Stock                     92%
Convertible Securities            2%
Short-Term Obligations            4%
Corporate Bonds                   2%

----------------------------------------

-------------------------
Top Stock Holdings
-------------------------

 Hormel Foods

 Food Lion

 Philip Morris Cos.

 Federated Department
 Stores, Inc.

 Rogers Cantel Mobile
 Communications

 Nabisco Group Holdings
 Corp.

 PanAmSat Corp.

 Costco Cos.

 Tesoro Petroleum Corp.

 Pharmacia & Upjohn, Inc.
=========================

 Portfolio holdings may vary


--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through June 30, 1999
--------------------------------------------------------------------------------

Class A Shares                 Without Sales Charges       With Sales Charges(*)
--------------------------------------------------------------------------------

Since Inception (11/1/96)             27.67%                      24.87%
1 year                                22.05%                      15.03%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (11/1/96)             26.74%                      25.98%
1 year                                20.99%                      15.99%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (11/1/96)             26.71%                      26.23%
1 year                                20.84%                      18.65%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
10 year                               16.15%                      16.15%
5 year                                26.40%                      26.40%
3 year                                27.48%                      27.48%
1 year                                22.18%                      22.18%
================================================================================

---------------------------------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers Capital Fund
---------------------------------------------------------------------------------------------------------

Lipper Category: Capital Appreciation Funds
---------------------------------------------------------------------------------------------------------
                          1 Year & Since Inception Total Returns as of June 30, 1999

Class A Shares              Lipper Average     Fund Return(**)     Ranking
---------------------------------------------------------------------------------------------------------
Since Inception (11/1/96)       18.06%            27.67%           2nd Quartile - Top 31% #59 of 188 Funds
1 year                          20.04%            22.05%           2nd Quartile - Top 44% #117 of 264 Funds
---------------------------------------------------------------------------------------------------------
Class B Shares
---------------------------------------------------------------------------------------------------------
Since Inception (11/1/96)                         26.74%           2nd Quartile - Top 38% #71
1 year                                            20.99%           2nd Quartile - Top 48% #126
---------------------------------------------------------------------------------------------------------
Class 2 Shares
---------------------------------------------------------------------------------------------------------
Since Inception (11/1/96)                         26.71%           2nd Quartile - Top 38% #72
1 year                                            20.84%           2nd Quartile - Top 48% #127
---------------------------------------------------------------------------------------------------------
Class O Shares
---------------------------------------------------------------------------------------------------------
Since Inception                                    N/A             N/A
1 year                                            22.18%           2nd Quartile - Top 44% #116

=========================================================================================================

                        See page 29 for all footnotes.

[GRAPHIC]   THE SALOMON BROTHERS

              Investors Fund


INVESTMENT OBJECTIVE
AND STRATEGY

The Salomon Brothers Investors Fund seeks long-term growth of capital. Current income is a secondary objective. The Fund invests primarily in common stocks of large-capitalization stocks representing well-known companies with good growth potential at a reasonable price.


--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------

[PHOTO]   John B. Cunningham, Director and Portfolio Manager at Salomon Brothers
Asset Management Inc, has 10 years of financial industry experience. Mr. Cunningham assists in day-to-day management of the Fund.

[PHOTO]   Ross S. Margolies, Managing Director and Portfolio Manager at Salomon
Brothers Asset Management Inc, has 18 years of investment industry experience in the equity, convertible and high yield markets. Mr. Margolies is primarily responsible for day-to-day Fund management.


PERFORMANCE UPDATE

The Investors Fund's Class A shares returned 15.13% without sales charges for the six months ended June 30, 1999. This compares favorably with the return of 12.38% for the S&P 500 Index and 10.91% for the Lipper, Inc. Growth and Income peer group average. (Lipper is a major fund-tracking organization.)

MARKET REVIEW

The Fund performed quite well in the first six months, significantly outpacing both its large-cap value peer group and the S&P 500 Index. Most of the Fund's gains occurred during the second quarter of 1999. An increase in interest rates during the second quarter of 1999 caused investors to look beyond the narrow group of large-cap growth stocks that had driven the market's performance over several prior quarters. Cyclical stocks rebounded nicely due to continued strong economic growth in the United States as well as signs of economic improvement overseas. The Fund was well positioned to benefit from the increased breadth in the market.

Over the past several years, large-sized company stocks have outperformed small ones, and growth stocks have outperformed value. But in the last six months, small stocks and value stocks have improved their relative price performance.

PORTFOLIO HIGHLIGHTS

The increased breadth in the market during the second quarter was evident in the number of sectors and stocks that contributed to the Investors Fund's overall six-month performance. In particular, the technology, communications, capital goods, energy and transportation sectors led performance. Technology standouts included IBM, Hewlett Packard and Texas Instruments, among others. The Fund also benefited from two take-overs -- Frontier Corp. and Atlantic Richfield. Other significant contributors included Liberty Media, Morgan Stanley Dean Witter and Williams Cos. However, the Fund's tobacco holdings held back performance.

MARKET OUTLOOK

In the near term, we expect continued volatility in the equity markets due to the relatively high level of equity valuations and investor uncertainty over the direction of the economy, interest rates and inflation. Yet we do see an opportunity for individual stocks to outperform as investors seek greater breadth in the market by focusing on stocks with more attractive valuations. As of June 30, 1999, the average projected 1999 price-to-earnings ("P/E") ratio for the top 50 companies in the S&P 500 was 40x compared with 28x for the next 450 companies. Although many of the largest companies deserve P/E multiple premiums, this discrepancy is large by historical standards.

Currently, the Fund has overweight positions in the consumer non-cyclicals, energy and communication services sectors. Moreover, the Fund is underweight in technology, capital goods and healthcare. Recently, we have been trimming positions in sectors that have performed quite well this year, such as technology, media and telecommunications, and adding to sectors that have underperformed, such as healthcare. And while no guarantees can be made, we believe that the Investors Fund should perform well relative to the S&P 500 due to the Fund's lower valuations yet similar growth prospects.

----------------------------------------
Portfolio Highlights(#)
----------------------------------------

Composition of portfolio as of
June 30, 1999

      [CHART APPEARS HERE]


Common Stock                    94%
Short-Term Obligations           3%
Convertible Securities           3%

----------------------------------------


-------------------------
Top Stock Holdings
-------------------------

International
Business Machines Corp.

Philip Morris Cos.

News Corp. ADR

Nabisco Group Holdings
Corp.

The Pepsi Bottling
Group Inc.

Federated Department
Stores, Inc.

The Bank of New York

Bell Atlantic Corp.

Pharmacia & Upjohn, Inc.

GTE Corp.
============================
Portfolio holdings may vary.


--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through June 30, 1999
--------------------------------------------------------------------------------

Class A Shares              Without Sales Charges         With Sales Charges(*)
--------------------------------------------------------------------------------
Since Inception (1/3/95)         27.25%                            25.58%
3 year                           24.68%                            22.24%
1 year                           18.34%                            11.53%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (1/3/95)         26.31%                            26.11%
3 year                           23.75%                            23.09%
1 year                           17.39%                            12.39%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (1/3/95)         26.33%                            26.04%
3 year                           23.77%                            23.36%
1 year                           17.46%                            15.29%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
10 year                          16.90%                            16.90%
5 year                           25.09%                            25.09%
3 year                           24.99%                            24.99%
1 year                           18.55%                            18.55%

================================================================================

---------------------------------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers Investors Fund
---------------------------------------------------------------------------------------------------------

Lipper Category: Growth & Income Funds
---------------------------------------------------------------------------------------------------------

              1 Year & Since Inception Total Returns as of June 30,1999

Class A Shares             Lipper Average    Fund Return(**)    Ranking
---------------------------------------------------------------------------------------------------------
Since Inception (1/3/95)       23.73%            27.25%         1st Quartile - Top 13% #52 of 390 Funds
1 year                         14.48%            18.34%         2nd Quartile - Top 32% #269 of 843 Funds
---------------------------------------------------------------------------------------------------------
Class B Shares
---------------------------------------------------------------------------------------------------------
Since Inception (1/3/95)                         26.31%         1st Quartile - Top 22% #85
1 year                                           17.39%         2nd Quartile - Top 37% #315
---------------------------------------------------------------------------------------------------------
Class 2 Shares
---------------------------------------------------------------------------------------------------------
Since Inception (1/3/95)                         26.33%         1st Quartile - Top 22% #85
1 year                                           17.46%         2nd Quartile - Top 37% #310
---------------------------------------------------------------------------------------------------------
Class O Shares
---------------------------------------------------------------------------------------------------------
Since Inception                                    N/A          N/A
1 year                                           18.55%         2nd Quartile - Top 31% #261

=========================================================================================================

Portfolio holdings may vary.
                                                  See page 29 for all footnotes.

[GRAPHIC]   THE SALOMON BROTHERS

              Total Return Fund


INVESTMENT OBJECTIVE
AND STRATEGY

The Salomon Brothers Total Return Fund seeks to obtain above-average income compared to a portfolio that invests only in common stocks. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income by investing in a variety of asset classes including stocks, bonds and short-term obligations.

The Fund's equity investments have been in large-capitalization stocks that are paying dividends greater than the S&P 500 Index average. With assets allocated to investment-grade, high-yield and convertible securities, the bond portion of the Fund's portfolio is distributed across a broader range of fixed income instruments than most balanced funds. The Fund's strategic approach in the bond market tends to raise its income potential and the variety of its bond holdings also provides diversification benefits that the portfolio manager believes could help to limit its volatility.

--------------------------------------------------------------------------------
THE FUND MANAGER
--------------------------------------------------------------------------------

[PHOTO]    George J. Williamson, Director and Portfolio Manager at Salomon
Brothers Asset Management Inc, has 40 years of investment industry experience in the equity markets. Mr. Williamson is primarily responsible for day-to-day Fund management.


PERFORMANCE UPDATE

The Total Return Fund's Class A shares returned 9.27% without sales charges for the six months ended June 30, 1999. This compares with the 5.50% return for a composite index of 50% Salomon Smith Barney Broad Investment-Grade Bond Index and 50% S&P 500 Index, and 5.57% for the Lipper, Inc. Balanced Funds peer group average over the same period. (Lipper is a major fund-tracking organization.)

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

In the first half of 1999, the Total Return Fund benefited from its energy and basic materials companies. These stocks performed well because of a strong economy and a recovery in their sectors.

We gradually increased positions in high-quality growth stocks such as IBM, Pfizer and undervalued stocks such as Rite Aid and First Union. We believe that the outlook for growth in these companies is well defined. With the late spring run up in cyclicals, we took the opportunity to cut back on some names such as Willamette Industries, Geon and Lyondell.

MARKET OUTLOOK

We will continue to strive to buy growing companies at reasonable prices and focus on companies that tend to be leaders in expanding industries. Also, we will look to maintain above average income. We think that the economy should grow moderately through the end of 2001 and, while no guarantees can be made, we expect that stock valuations will increase moderately in response.

----------------------------------------
Portfolio Highlights(#)
----------------------------------------

Composition of portfolio as of
June 30, 1999

      [CHART APPEARS HERE]


Common Stock                    53%
Corporate Bonds                 18%
Convertible Securities          10%
Asset-Backed Securities          4%
Short-Term Obligations           1%
U.S. Government Agencies &
 Obligations                    14%

----------------------------------------


----------------------------
Top Stock Holdings
----------------------------

 Canadian National
 Railway Co.

 BCE Inc.

 Suncor Energy, Inc.

 Avon Products, Inc.

 Frontier Corp.

 Union Pacific Corp.

 USEC Inc.

 SBC Communications Inc.

 CIGNA Corp.

 Bell Atlantic Corp.
============================
Portfolio holdings may vary.


--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through June 30, 1999
--------------------------------------------------------------------------------

Class A Shares               Without Sales Charges       With Sales Charges(*)
--------------------------------------------------------------------------------
Since Inception (9/11/95)             15.79%                    14.00%
3 year                                15.42%                    13.17%
1 year                                 9.28%                     2.97%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (9/11/95)              14.90%                   14.37%
3 year                                 14.56%                   13.79%
1 year                                  8.47%                    3.47%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (9/11/95)              14.92%                   14.62%
3 year                                 14.52%                   14.14%
1 year                                  8.37%                    6.28%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (9/11/95)              16.19%                   16.19%
3 year                                 15.79%                   15.79%
1 year                                  9.41%                    9.41%

================================================================================

---------------------------------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers Total Return Fund
---------------------------------------------------------------------------------------------------------
Lipper Category: Balanced Funds
---------------------------------------------------------------------------------------------------------

              1 Year & Since Inception Total Returns as of June 30, 1999

Class A Shares              Lipper Average     Fund Return(**)    Ranking
---------------------------------------------------------------------------------------------------------
Since Inception (9/11/95)       15.37%             15.79%         2nd Quartile - Top 45% #119 of 267 Funds
1 year                           9.98%              9.28%         3rd Quartile - Top 53% #226 of 429 Funds
---------------------------------------------------------------------------------------------------------
Class B Shares
---------------------------------------------------------------------------------------------------------
Since Inception (9/11/95)                          14.90%         3rd Quartile - Top 57% #151
1 year                                              8.47%         3rd Quartile - Top 59% #251
---------------------------------------------------------------------------------------------------------
Class 2 Shares
---------------------------------------------------------------------------------------------------------
Since Inception (9/11/95)                          14.92%         3rd Quartile - Top 56% #149
1 year                                              8.37%         3rd Quartile - Top 59% #252
---------------------------------------------------------------------------------------------------------
Class O Shares
---------------------------------------------------------------------------------------------------------
Since Inception (9/11/95)                          16.19%         2nd Quartile - Top 37% #98
1 year                                              9.41%         3rd Quartile - Top 51% #217

=========================================================================================================

                        See page 29 for all footnotes.

[GRAPHIC]   THE SALOMON BROTHERS

              High Yield Bond Fund


INVESTMENT OBJECTIVE
AND STRATEGY

The Salomon Brothers High Yield Bond Fund seeks to maximize current income by investing primarily in a diversified portfolio of high-yield bonds rated in medium or lower categories. As a secondary objective, the Fund seeks capital appreciation.

Under normal market conditions, the Fund intends to invest at least 65% of its assets in securities rated Baa or lower by Moody's Investors Service, Inc., or those rated BBB or lower by Standard & Poor's Ratings Service. (Moody's and S&P are two major credit reporting and bond rating agencies.) A key component of the Fund's overall investment strategy is to determine the optimal asset allocation between domestic high-yield bonds and international U.S. dollar-denominated bonds such as Brady Bonds and lower-rated sovereign debt.

--------------------------------------------------------------------------------
THE FUND MANAGER
--------------------------------------------------------------------------------

[PHOTO]   Peter J.Wilby, CFA, Managing Director and Senior Portfolio Manager at
Salomon Brothers Asset Management Inc, has 16 years of investment industry experience principally in the high-yield and emerging debt markets. Mr. Wilby is primarily responsible for the day-to-day management of the High Yield Bond Fund.


PERFORMANCE UPDATE

During the six months ended June 30, 1999, the High Yield Bond Fund's Class A shares without sales charges posted a return of 3.95%. This performance compares with the 1.77% return for the high-yield bond market, as measured by the Salomon Smith Barney High-Yield Market Index, and a 3.55% return for the Lipper, Inc. High Current Yield Funds peer group average. (Lipper is a major fund-tracking organization.) In addition, the High Yield Bond Fund's Class A share return of 3.95% compares to the 10.58% return for the J.P. Morgan Emerging Market Bond Index Plus ("EMBI+"), a standard benchmark for the emerging debt market. (As of June 30, 1999, the Fund's emerging market debt holdings were roughly 31%.)

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

The U.S. High Yield Market returned 1.77% for the first half of 1999, as reported by the Salomon Smith Barney High Yield Market Index. While benefiting from a strong economy and a booming U.S. equity market, high yield suffered from the following:

    1. A back-up in Treasuries due to concern about rising inflation;
    2. slowing mutual fund inflows;
    3. a heavy new issue calendar;
    4. a reduction in broker/dealer liquidity; and
    5. a rise in default rates, especially among marginal commodity producers.

The period began with concerns that a weak recovery in Asia and recession in Latin America would trigger a slowdown in the U.S. economy. However, economic growth in the U.S. was stronger than anticipated and led to concerns about rising inflation. These inflation fears caused interest rates to trend higher and dampened returns in the market, especially during the second quarter.

Also pressuring the high-yield market during the second quarter was near-record new issue volume, as companies scrambled to secure financings before rates rose further, the general belief that the primary market would close during the fourth quarter and mutual fund outflows occurring during May and June.

For the period, the high-yield market's top performers included Basic Industries such as Metals/Mining, and Paper & Forest Products, which continued to rebound from the severe declines last fall. Several Non-Cyclical industries such as Gaming, Consumer Products and Cable & Media also outperformed, driven by improving earnings and buoyed by acquisition news. Energy outperformed, benefiting from increases in oil prices. The worst performers included Health Care, due to the industry's troubles with the recently imposed Medicare reimbursement system, Textile/Apparel, which is suffering from cheaper imports, Automotive, Restaurants and Services. In terms of credit quality, investors favored the lower tiers, as the better quality bonds, which trade more closely with Treasuries, were hurt by the falling Treasury market: BB, B and CCC issues showed returns of 0.70%, 1.60% and 7.57%, respectively.

The Fund benefited from an overweighting in Basic Industries and Consumer Non-Cyclicals, such as Gaming and Food/Beverage companies. It was also helped by underweightings in Textiles, Restaurants and Health Care. Performance was hurt, however, by overweightings in Automotive and Financials and an underweighting in Energy.

MARKET OUTLOOK

On June 30, 1999, the high-yield market was yielding 10.70% up from 10.28% at year-end. The excess yield over U.S. Treasuries was 4.97% down from 5.66% at year-end. We believe that these levels still represent attractive long-term value. However, we expect to experience volatility through year-end due to Y2K concerns, inflation fears and a general lack of liquidity. We are looking to take advantage of attractive opportunities that may materialize in this environment.

----------------------------------------
Portfolio Highlights(#)
----------------------------------------

Composition of portfolio as of
June 30, 1999

    [CHART APPEARS HERE]

High Yield Securities        66%

Emerging Markets Debt        31%

Short-Term Obligations        2%

Warrants and
Preferred Stock               1%

----------------------------------------

-------------------------
Top Five Industries
-------------------------

Media/
Telecommunications

Consumer Non-Cyclicals

Basic Industries

Manufacturing

Services/Other
=========================

Each of the sectors represents various industries. Media includes cable, publishing and printing, and telecommunications. Consumer Non-Cyclicals: consumer products, food products, bottling, gaming, healthcare, supermarkets/drugstores, tobacco. Manufacturing: aerospace and defense, automotive, capital goods, building products. Basic Industries: chemicals, containers/packaging, paper and forest products, steel/metal. Services/Other: consumer, data/tech/business and industrial.

Portfolio holdings may vary.


--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through June 30, 1999
--------------------------------------------------------------------------------

Class A Shares              Without Sales Charges       With Sales Charges(***)
--------------------------------------------------------------------------------
Since Inception (2/22/95)         10.62%                             9.39%
3 year                             6.75%                             5.02%
1 year                            -5.07%                            -9.58%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)          9.81%                             9.48%
3 year                             5.98%                             5.18%
1 year                            -5.77%                           -10.04%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)          9.82%                             9.57%
3 year                             6.02%                             5.66%
1 year                            -5.68%                            -7.43%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)         10.85%                            10.85%
3 year                             7.07%                             7.07%
1 year                            -4.90%                            -4.90%

================================================================================

---------------------------------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers High Yield Bond Fund
---------------------------------------------------------------------------------------------------------
Lipper Category: High Current Yield Funds
---------------------------------------------------------------------------------------------------------

                      1 Year & Since Inception Total Returns as of June 30, 1999

Class A Shares                Lipper Average   Fund Return(**)     Ranking
---------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)          9.36%          10.62%           1st Quartile - Top 18% #22 of 122 Funds
1 year                            -1.44%          -5.07%           4th Quartile - Top 82% #239 of 290 Funds
---------------------------------------------------------------------------------------------------------
Class B Shares
---------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)                          9.81%           2nd Quartile - Top 33% #40
1 year                                            -5.77%           4th Quartile - Top 84% #244
---------------------------------------------------------------------------------------------------------
Class 2 Shares
---------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)                          9.82%           2nd Quartile - Top 32% #39
1 year                                            -5.68%           4th Quartile - Top 84% #243
---------------------------------------------------------------------------------------------------------
Class O Shares
---------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)                         10.85%           1st Quartile - Top 15% #18
1 year                                            -4.90%           4th Quartile - Top 81% #236

=========================================================================================================

                        See page 29 for all footnotes.

[GRAPHIC]   THE SALOMON BROTHERS

              Strategic Bond Fund


INVESTMENT OBJECTIVE
AND STRATEGY

The Salomon Brothers Strategic Bond Fund seeks a high level of current income. The Fund seeks to achieve its objective by investing in a globally diverse portfolio of fixed-income securities. As a secondary objective, the Fund seeks capital appreciation. Assets of the Fund may be deployed among various sectors of the global bond market, depending on portfolio managers' analysis of current economic and market conditions and the relative risks and opportunities presented in various market segments.

PERFORMANCE UPDATE

For the six months ended June 30, 1999, the Strategic Bond Fund's Class A shares posted a 0.03% total return without sales charges. This compares with the negative 1.39% return for the Salomon Smith Barney Broad Investment-Grade (BIG) Bond Index and the 0.83% return for the Lipper, Inc. Multi-Sector Income Funds peer group average. (Lipper is a major fund-tracking organization.) The Fund's outperformance relative to the BIG Index can be attributed to its allocation to the high yield and emerging market debt sectors, which had a stellar six months relative to investment grade bond sector.

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

During the first half of 1999, a strong domestic economy, rising oil prices and a rebound in economic activity overseas combined to force interest rates up and prices on investment grade bonds down across the U.S. yield curve. The Federal Reserve Board ("Fed") added to the bond market malaise by adopting a tightening bias in May and raising the federal-funds rate by 25 basis points to 5.00% at the Federal Open Market Committee ("FOMC") in late June.

Financial markets began 1999 under the shadow of the 1998 financial crisis. Caution prevailed among fixed income investors who remained overweighted in high quality bonds such as U.S. Treasuries. Investor fears proved to be well founded as by mid-January, Brazil devalued its currency and saw its interest rates rise sharply. Rather than Brazil serving as the catalyst for another vicious round of contagion, financial markets seemed to shrug it off. In effect, the episode became a bottoming event that boosted the confidence of investors to venture out of U.S. Treasuries into higher yielding bonds.


--------------------------------------------------------------------------------
THE FUND MANAGERS
--------------------------------------------------------------------------------


[PHOTO]    Peter J. Wilby, CFA, Managing Director and Senior Portfolio Manager
at Salomon Brothers Asset Management Inc, has 16 years of investment industry experience principally in the high-yield and emerging debt markets. Mr. Wilby is primarily responsible for day-to-day Fund management of the U.S. high-yield and foreign sovereign bond portions of the Fund.


[PHOTO]    David J. Scott, Director and Portfolio Manager at Salomon Brothers
Asset Management Inc., has 16 years of investment industry experience. SBAM Ltd provides certain advisory services to SBAM Inc relating to currency transactions and investments in non-dollar denominated securities.


[PHOTO]    Roger Lavan, Director and Portfolio Manager at Salomon Brothers Asset
Management Inc, has 14 years of investment industry experience in fixed-income markets.

Emerging markets debt had a stellar six months for the first half of 1999, with Russia taking the lead as top performer. Continued strong growth in the U.S. and the 50 basis point easing by the European Central Bank calmed many investors' fears that a major slowdown in the industrialized world would have a detrimental impact on emerging markets. Within the emerging markets, interest rate declines and surprisingly low inflation numbers in Brazil encouraged a resumption of private sector capital flows to the entire Latin American region, despite the country's devaluation earlier in the year. Additionally, the rebound in oil prices strengthened all oil producing economies and especially those in emerging markets. Venezuela, Ecuador, Algeria, Russia and Mexico have all benefited by the nearly 50% increase in the price of oil since late February.

MARKET OUTLOOK

In general, we would expect volatility to remain high into year-end, but we do not expect a further significant rise in U.S. bond yields. The Fed has engineered a nice balance of strong economic growth, low inflation and favorable interest rates. And while no guarantees can be made, those factors, coupled with a strong economy, should help provide a favorable performance for the Fund.

----------------------------------------
Portfolio Hightlights(#)
----------------------------------------

Composition of portfolio as of
June 30, 1999

     [CHART APPEARS HERE]

Corporate Bonds                 34%
Sovereign Bonds                 25%
Loan Participations              2%
Mortgage Obligations             8%
Short-Term Obligations          13%
U.S. Government Agencies &
 Obligations                    18%

Portfolio holdings may vary.



------------------------------------------------------------------------------------------
Average Annual Total Returns for Period Through June 30, 1999
------------------------------------------------------------------------------------------
Class A Shares                      Without Sales Charges          With Sales Charges(***)
------------------------------------------------------------------------------------------
Since Inception (2/22/95)                  9.73%                             8.50%
3 year                                     6.70%                             4.98%
1 year                                    -1.22%                            -5.93%
------------------------------------------------------------------------------------------
Class B Shares
------------------------------------------------------------------------------------------
Since Inception (2/22/95)                  8.85%                             8.51%
3 year                                     5.87%                             5.04%
1 year                                    -2.02%                            -6.56%
------------------------------------------------------------------------------------------
Class 2 Shares
------------------------------------------------------------------------------------------
Since Inception (2/22/95)                  8.91%                             8.66%
3 year                                     5.94%                             5.58%
1 year                                    -1.92%                            -3.81%
------------------------------------------------------------------------------------------
Class O Shares
Since Inception (2/22/95)                  9.97%                             9.97%
3 year                                     6.96%                             6.96%
1 year                                    -0.95%                            -0.95%

==========================================================================================
------------------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers Strategic Bond Fund
------------------------------------------------------------------------------------------
Lipper Category: Multi-Sector Income Funds

              1 Year & Since Inception Total Returns as of June 30, 1999

Class A Shares                Lipper Average    Fund Return**           Ranking
--------------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)       8.30%           9.73%                   1st Quartile - Top 16% #8 of 49 Funds
1 year                         -0.62%          -1.22%                   3rd Quartile - Top 59% #57 of 96 Funds
--------------------------------------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)                       8.85%                   2nd Quartile - Top 33% #16
1 year                                         -2.02%                   3rd Quartile - Top 75% #72
--------------------------------------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)                       8.91%                   2nd Quartile - Top 31% #15
1 year                                         -1.92%                   3rd Quartile - Top 73% #70
--------------------------------------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)                       9.97%                   1st Quartile - Top 12% #6
1 year                                         -0.95%                   3rd Quartile - Top 54% #52
==============================================================================================================

                                                  See page 29 for all footnotes.

[GRAPHIC]     THE SALOMON BROTHERS

                National Intermediate

                Municipal Fund


INVESTMENT OBJECTIVE
AND STRATEGY

The Salomon Brothers National Intermediate Municipal Fund seeks to achieve a high level of current income exempt from regular federal income taxes. Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations, the interest on which is exempt from regular federal income tax. Please note that all or a portion of the Fund's income may be subject to the federal alternative minimum tax.

THE FUND MANAGERS

[PHOTO]    Robert E. Amodeo, CFA Director and Co-Portfolio Manager at Salomon
Brothers Asset Management Inc, has 12 years of investment industry experience. Mr. Amodeo shares responsibility for day-to-day Fund Management.

[PHOTO]    Thomas A. Croak, Vice President and Co-Portfolio Manager at Salomon
Brothers Asset Management Inc, has 15 years of investment industry experience in the municipal securities market. Mr. Croak shares responsibility for day-to-day Fund Management.

PERFORMANCE UPDATE

The National Intermediate Municipal Fund's Class A shares returned a negative 0.50% without sales charges for the six months ended June 30, 1999. This return was roughly in line with the negative 0.39% return for the weighted average of the Lehman Brothers 1-10 year Municipal Bond Index and was better than the negative 1.27% return for Lipper, Inc. Intermediate Municipal Debt Funds peer group average. (Lipper is a major fund-tracking organization.) The Fund performed well during the reporting period due to its neutral to short duration and high credit quality orientation.

We are also pleased to report that your Fund continues to be a top performer relative to its Lipper peers. The National Intermediate Fund's Class A shares ranked in the second quartile of national intermediate municipal bond funds for the one-year period ended June 30, 1999. (Lipper rankings show a fund's 1-, 5- and 10-year year annualized returns (at NAV) of a particular reporting period. Lipper also compares a fund's returns to the average of its peer group. The rankings are subject to change every month. Past performance is not indicative of future results. For the 1-, 5- and 10-year periods ended June 30, 1999, there were 133, 88 and 24 funds, respectively, in the Lipper peer group category.)

MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

During the first half of 1999, a strong domestic economy, rising oil prices and reviving economic activity overseas combined to force interest rates up across the U.S. Treasury yield curve. U.S. economic growth continued at a robust pace during the first half of the year as evidenced by the 4.3% and 2.3% GDP growth rates for the first and second quarter, respectively. Domestic labor markets remained extremely tight, with the unemployment rate near a 29-year low. Collectively, the aforementioned heightened obstinate worries about the prospect for higher inflation in the near-term. The Federal Reserve ("Fed") addressed some of those concerns when it increased its short-term lending rate by 25 basis points to 5.00% at the conclusion of its mid-year Federal Open Market Committee meeting. The Fed also cited that "conflicting forces in the economy" led it to adopt a neutral stance concerning its near-term policy action, therefore dropping its previous tightening bias. However, the Fed has signaled its willingness to raise rates if there are any signs of inflationary pressures. Inflation -- as measured by the Consumer Price Index ("CPI") -- was relatively well behaved during the first half of the year. Productivity gains and moderate global demand were credited with keeping inflation at a tepid rate.

Municipal bond performance, although negative during the first six months of the year, outpaced most taxable fixed income asset classes. Decreased supply and generous municipal yields compared to U.S. Treasuries influenced the municipal market favorably. State and local governments issued approximately $115 billion of debt during 1999, about 23% shy of the same period last year. New project funding continues to outpace refunding issues. The need for municipal new project funding comes from the demands of a growing economy along with general disrepair of municipal infrastructures from decades past. Burgeoning tax receipts are helping to improve the financial standing of many municipal authorities. Evidence of this improvement is the soaring number of rating upgrades for many municipal authorities from both Moody's Investors Service, Inc. and Standard & Poor's Ratings Service, two major credit rating organizations.

The Fund's investment strategy involves three steps:

1) Market profile: Our Investment Policy Committee's perspective on interest rate movements and U.S. economic stability drives the Fund's top-down investment decisions;

2) Security analysis: Analysts and portfolio managers use a bottom-up approach that combines technical evaluation tools with experienced human judgement to identify relative values among municipal securities;

3) Portfolio construction: The portfolio is the result of both top-down and bottom-up viewpoints ensuring each security is contributing to the Fund's investment objectives.

As of June 30, 1999, the Fund's long-term holdings consisted of 42 issues in 17 different states and the District of Columbia with an average credit quality of "AA". The Fund's top five sectors as of June 30, 1999, were transportation (20.2%), health care (15.5%), education (14.4%), power (12.3%), and housing (6.2%).

MARKET OUTLOOK

We expect the U.S. economy will remain stable for the remainder of the year as low unemployment and strong consumer confidence will support demand for goods. Additionally, the Fed has engineered a good balance of stable economic growth, low inflation and favorable interest rates. We are generally optimistic about the prospects for the municipal bond market through the end of 1999. We believe that municipal bonds are attractive versus taxable fixed income securities and the National Intermediate Municipal Fund is well positioned for the market conditions we expect for the remainder of 1999.

----------------------------------------
Portfolio Highlights(#)
----------------------------------------

Credit Quality Breakdown as of
June 30, 1999

      [CHART APPEARS HERE]

AAA                        51%
A                          17%
BBB                        13%
AA                         12%

----------------------------------------

Cash equivalents represent 7% of the Fund's total investments.

-------------------------
Composition of portfolio
of June 30, 1999(#)
-------------------------
 New York             25%
 Indiana              11%
 Illinois             10%
 Pennsylvania          8%
 Virginia              8%
 South Carolina        7%
 California            4%
 Texas                 4%
 Ohio                  3%
 District of
  Columbia             3%
 New Jersey            3%
 Massachusetts         3%
 Michigan              3%
 Mississippi           2%
 Louisiana             2%
 Hawaii                2%
 North Carolina        1%
 Florida               1%
=========================

 Portfolio holdings may vary.

--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through June 30, 1999
--------------------------------------------------------------------------------

Class A Shares              Without Sales Charges        With Sales Charges(***)
--------------------------------------------------------------------------------
Since Inception (2/22/95)           5.66%                             4.48%
3 year                              5.29%                             3.59%
1 year                              1.97%                            -2.89%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)           4.77%                             4.37%
3 year                              4.48%                             3.56%
1 year                              1.28%                            -3.59%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)           4.79%                             4.55%
3 year                              4.51%                             4.17%
1 year                              1.38%                            -0.63%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)           5.83%                             5.83%
3 year                              5.53%                             5.53%
1 year                              2.30%                             2.30%
================================================================================


---------------------------------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers National Intermediate Municipal Fund
---------------------------------------------------------------------------------------------------------
Lipper Category: Intermediate Municipal Debt Funds
---------------------------------------------------------------------------------------------------------
                   1 Year & Since Inception Total Returns as of June 30, 1999

Class A Shares              Lipper Average      Fund Return(**)     Ranking
---------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)       5.48%              5.66%            2nd Quartile - Top 37% #38 of 102 Funds
1 year                          1.93%              1.97%            2nd Quartile - Top 49% #64 of 131 Funds
---------------------------------------------------------------------------------------------------------
Class B Shares
---------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)                          4.77%            4th Quartile - Top 91% #93
1 year                                             1.28%            4th Quartile - Top 88% #115
---------------------------------------------------------------------------------------------------------
Class 2 Shares
---------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)                          4.79%            4th Quartile - Top 90% #92
1 year                                             1.38%            4th Quartile - Top 82% #108
---------------------------------------------------------------------------------------------------------
Class O Shares
---------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)                          5.83%            1st Quartile - Top 21% #21
1 year                                             2.30%            2nd Quartile - Top 26% #34
=========================================================================================================

                                      See page 29 for all footnotes.

[GRAPHIC]    THE SALOMON BROTHERS

               U.S. Government

                 Income Fund



INVESTMENT OBJECTIVE
AND STRATEGY

The Salomon Brothers U.S. Government Income Fund seeks to obtain a high level of current income. Under normal conditions the Fund invests 100% of its net assets in debt obligations and mortgage-backed securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund expects to maintain an average portfolio duration of two to four years. (Duration is a rough measure of a Fund's sensitivity to changes in interest rates.)


--------------------------------------------------------------------------------
THE FUND MANAGER
--------------------------------------------------------------------------------

[PHOTO]    Roger Lavan, Director and Portfolio Manager at Salomon Brothers Asset
Management Inc, has 14 years of investment industry experience in the fixed-income markets. Mr. Lavan is responsible for day-to-day Fund management.


PERFORMANCE UPDATE

The U.S. Government Income Fund Class A shares returned a negative 0.56% for the six months ended June 30, 1999, versus the Lipper Short/Intermediate Fund Average that returned negative 0.26 basis points. (Lipper is a major fund-tracking organization.) The Fund's slight underperformance relative to its Lipper category was due primarily to a longer duration position that made the portfolio more sensitive to changes in interest rates.

MARKET REVIEW

The U.S. bond market slump, which began in February 1999, continued throughout the second quarter of 1999. Interest rates moved higher in each month of the quarter, with most of the damage inflicted in May when the Federal Reserve signalled that a boost in the federal-funds rate was likely. Overall, intermediate yields increased 55-65 basis points during the second quarter, bringing the year-to-date totals to 100-125 basis points. Higher rates caused most bonds to post negative total returns for the first six months of the year.

U.S. economic data, which had taken a back seat to global financial turmoil for the last year, returned to its normal level of scrutiny. The April Consumer Price Index ("CPI") figures that were reported in May proved to be the most critical for the bond market. Investors had begun to embrace higher levels of economic growth and consumer spending as long as it was accompanied by low inflation. With inflation indicators holding at 30-year lows, long-term interest rates were sustainable in a 5.25% to 5.75% range. The April CPI, up 0.7%, not only changed the perception of investors but also prompted the Fed to move from a "neutral" to a "tightening" bias. Ultimately, at quarter-end, the Fed followed through on their May announcement by raising short-term interest rates a quarter point to 5.00%.

Although the recent boost in the federal funds rate was clearly expected by the market, the Fed did nonetheless surprise investors on June 30, 1999 by announcing a shift in its bias back to "neutral." Despite the soothing words in the latest policy statement, we believe the risk remains for higher bond yields over the next few months. Bonds must price off the "final" expected resting place for rates. We are assuming 5.25% for the federal funds rate in the near term. Although we look for the Fed to act again soon, we are considering extending interest-rate sensitivity in our portfolios on the belief that yields will be lower over a three- to six-month horizon.

The Fund's performance during the first half was hampered by the 100 plus basis points rise in bond yields. We began 1999 with the expectation U.S. interest rates would remain relatively steady as economic growth outside the U.S. remained anemic. To boast the Fund's yield we executed two strategies. First, we reduced the Fund's U.S. Treasury holdings and increased the allocation to mortgage securities. Fortunately, prices of mortgage securities declined considerably less than comparable Treasury securities. For the first half of 1999, mortgage pass-throughs outperformed comparable on-the-run Treasuries by 59 basis points. Our second strategy called for a duration shift out to 3.5 years. This proved ill timed because interest rates rose considerably.

MARKET OUTLOOK

Fed action of raising the federal funds rate 25 basis points on June 30, 1999 did not prove alarming, although we were surprised that the Fed adopted a neutral bias. However, we would note that the Fed has often adopted a neutral bias after raising rates in the past, whether or not it subsequently raised rates later. Thus, we believe that the markets will remain volatile over the next few months as investors focus on economic data points to try to get a sense of whether the Fed may need to tighten again.

----------------------------------------
Portfolio Highlights(#)
----------------------------------------

Composition of portfolio as of
June 30, 1999

    [CHART APPEARS HERE]

Agency Pass Throughs             43%
Treasury & Agency Debentures     13%
Mortgage Obligations              9%
Short-Term Obligations           35%
----------------------------------------

Portfolio holdings may vary.


--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through June 30, 1999
--------------------------------------------------------------------------------

Class A Shares              Without Sales Charges     With Sales Charges(***)
--------------------------------------------------------------------------------
Since Inception (2/22/95)          6.39%                         5.20%
3 year                             6.37%                         4.65%
1 year                             3.60%                        -1.32%
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)          5.60%                         5.22%
3 year                             5.63%                         4.73%
1 year                             2.91%                        -1.94%
--------------------------------------------------------------------------------
Class 2 Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)          5.60%                         5.36%
3 year                             5.63%                         5.28%
1 year                             2.92%                         0.96%
--------------------------------------------------------------------------------
Class O Shares
--------------------------------------------------------------------------------
Since Inception (2/22/95)          6.66%                         6.66%
3 year                             6.69%                         6.69%
1 year                             3.94%                         3.94%

================================================================================

---------------------------------------------------------------------------------------------------------
Lipper Comparative Performance(+)
Salomon Brothers U.S. Government Income Fund
---------------------------------------------------------------------------------------------------------
Lipper Category: Short/Intermediate U.S. Government Funds
---------------------------------------------------------------------------------------------------------

                      1 Year & Since Inception Total Returns as of June 30,1999

Class A Shares            Lipper Average     Fund Return(**)     Ranking
---------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)       5.96%        6.39%               1st Quartile - Top 21% #14 of 66 Funds
1 year                          3.34%        3.60%               2nd Quartile - Top 46% #44 of 96 Funds
---------------------------------------------------------------------------------------------------------
Class B Shares
---------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)                    5.60%               3rd Quartile - Top 75% #50
1 year                                       2.91%               3rd Quartile - Top 72% #69
---------------------------------------------------------------------------------------------------------
Class 2 Shares
---------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)                    5.60%               3rd Quartile - Top 75% #50
1 year                                       2.92%               3rd Quartile - Top 72% #69
---------------------------------------------------------------------------------------------------------
Class O Shares
---------------------------------------------------------------------------------------------------------
Since Inception (2/22/95)                    6.66%               1st Quartile - Top 12% #8
1 year                                       3.94%               1st Quartile - Top 25% #24

=========================================================================================================

                        See page 29 for all footnotes.

FOOTNOTES

(*) Class A & 2 shares reflect the deduction of the maximum 5.75% and 1.00% sales charges respectively. Class B & 2 shares reflect the maximum contingent deferred sales charge of 5.00% and 1.00%, respectively. Class O shares have no initial or contingent deferred sales charge.

(**)   Return does not reflect the deduction of sales changes.

(***) Class A & 2 shares reflect the deduction of the maximum 4.75% and 1.00% sales charges respectively. Class B & 2 shares reflect the maximum contingent deferred sales charge of 5.00% and 1.00%, respectively. Class O shares have no initial or contingent deferred sales charge.

(+) Lipper, Inc. an industry recognized analysis company, calculates rankings based on total return performance of funds within each category. Lipper rankings change monthly and do not reflect the effect of sales charges. Accordingly, the result in this table for the Class A, Class B, Class 2 and Class O shares of each Fund do not reflect the effects of the sales charges applicable to each Class. Lipper performance results represent changes in net asset value, adjusted to reflect reinvestment of dividends and capital gains.

(#)    As a % of total investments.

N/A    Not available.


GENERAL PERFORMANCE AND RANKING NOTES

Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge (Class A and 2) and the contingent deferred sales charge (Class B and 2). Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

Schedules of Investments
June 30, 1999 (unaudited)
Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

   Shares                          Security                             Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 89.2%
 China -- 2.0%
  2,200,000 Guangzhou Pharmaceutical Co. Ltd., Class H Shares.....   $   354,431
                                                                     -----------
 Hong Kong -- 32.5%
    362,000 China Everbright Ltd. (a).............................       361,586
    464,000 China Merchants Holdings International Co. Ltd........       406,657
    149,000 China Telecom Ltd. (a)................................       413,842
    510,000 Cosco Pacific Ltd.....................................       423,966
    851,000 First Pacific Co. Ltd.................................       723,893
    952,000 Giordano International Ltd............................       674,839
  1,010,000 Glorious Sun Enterprises Ltd..........................       344,960
    149,000 Guoco Group Ltd.......................................       399,438
    523,200 HKR International Ltd.................................       451,796
    126,000 Li & Fung Ltd.........................................       302,053
  3,030,000 Moulin International Holdings Ltd.....................       324,131
    150,000 New World Development Co. Ltd.........................       449,483
     80,000 Television Broadcasting Ltd...........................       375,315
                                                                     -----------
                                                                       5,651,959
                                                                     -----------
 India -- 3.3%
     40,500 Reliance Industries Ltd. GDR..........................       407,025
     29,500 Tata Engineering & Locomotive GDR.....................       171,100
                                                                     -----------
                                                                         578,125
                                                                     -----------
 Indonesia -- 3.8%
    300,000 PT Astra International................................       137,254
    148,000 PT Hanjaya Mandala Sampoern...........................       339,636
    324,000 PT Telekomunikasi Indonesia...........................       188,235
                                                                     -----------
                                                                         665,125
                                                                     -----------
 Malaysia -- 4.7%
    122,000 AMMB Holdings.........................................       299,799
    146,000 Gamuda Berhad.........................................       266,308
    139,000 Malaysia International Shipping Corp. (b).............       244,736
                                                                     -----------
                                                                         810,843
                                                                     -----------
 Philippines -- 2.4%
     13,500 Philippine Long Distance Telephone Co.................       411,563
                                                                     -----------
 Singapore -- 14.4%
     74,000 Fraser & Neave Ltd....................................       328,164
    105,000 GP Batteries International Ltd........................       201,057
     85,000 Natsteel Electronics Ltd..............................       371,953
    120,000 Pacific Century Regional Development Ltd. (a).........       511,013
     12,000 Pacific Internet Ltd. (a).............................       568,500
     76,000 United Overseas Bank Ltd. (a)(b)......................       531,218
                                                                     -----------
                                                                       2,511,905
                                                                     -----------
 South Korea -- 10.9%
     14,000 Daewoo Securities.....................................       272,138
        380 Hansol Paper..........................................         6,040
     13,000 Korea Housing & Finance...............................       409,935
      7,600 Korea Telecom Corp. ADR (a)...........................       304,000
      5,338 Pohang Iron & Steel Co. Ltd...........................       643,382
     11,527 Samsung Corp..........................................       270,872
                                                                     -----------
                                                                       1,906,367
                                                                     -----------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

   Shares                          Security                            Value

-------------------------------------------------------------------------------
 Taiwan -- 11.5%
     64,000 Cathay Life Insurance Co. Ltd........................   $   229,845
     96,075 Compal Electronics Inc...............................       377,758
    150,000 First Commercial Bank................................       285,603
    640,000 Lealea Enterprises Co................................       246,687
     75,800 President Chain Store Corp...........................       256,969
    158,670 Taiwan Semiconductor Manufacturing Co. (a)...........       606,679
                                                                    -----------
                                                                      2,003,541
                                                                    -----------
 Thailand -- 3.7%
    112,000 Bangkok Bank Public Co. Ltd. (b).....................       419,145
            National Finance & Securities Finance Public Co. Ltd.
    380,000 (b)..................................................       229,288
                                                                    -----------
                                                                        648,433
                                                                    -----------
            TOTAL COMMON STOCK
            (Cost -- $12,161,818)................................    15,542,292
                                                                    -----------
    Face
   Amount
 ----------
 CONVERTIBLE CORPORATE BONDS -- 1.2%
 Indonesia -- 1.2%
            Asia Pulp & Paper, 3.500% due 4/30/03 (Cost --
  $ 280,000  $169,041)...........................................       207,200
                                                                    -----------
 EQUITY-LINKED NOTES -- 4.9%
 India -- 2.7%
     16,000 Satyam Comp, Series B, due 3/31/02 (c)...............       476,544
                                                                    -----------
 Singapore -- 2.2%
    188,385 OUB, due 1/6/02 (d)..................................       376,922
                                                                    -----------
            TOTAL EQUITY-LINKED NOTES
            (Cost -- $593,648)...................................       853,466
                                                                    -----------
  Warrants
 ----------
 WARRANTS (a) -- 0.9%
 Indonesia -- 0.9%
            PT Bank Panin Indonesia, Expires 6/26/00 (Cost --
  1,500,000  $79,523)............................................       151,416
                                                                    -----------
 Contracts
 ----------
 PURCHASED OPTIONS (a) -- 3.8%
 South Korea -- 3.8%
            S.K. Telecom Lepo Call (Expires 12/9/99, exercise
        500 price $0.001) (Cost -- $651,665).....................       669,545
                                                                    -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $13,655,695*)...............................   $17,423,919
                                                                    ===========

------
(a) Non-income producing security.
(b) Foreign shares.
(c) The current principal amount of these notes is eqivalent to 629,920 shares of Satyam Computer. Redemption proceeds will be determined at date of re-demption based on change in the value of the shares of Satyam Computer. In-terest on the notes is equal to the amount of dividends paid on the under-lying shares of Satyam Computer.
(d) The current principal amount of these notes is eqivalent to 152,600 shares of Overseas Union Bank. Redemption proceeds will be determined at date of redemption based on change in (1) the value of the shares of Overseas Union Bank and (2) the exchange rate between the U.S. Dollar and Singapore Dol-lar. Interest on the notes is equal to the amount of dividends paid on the underlying shares of Overseas Union Bank.
 * Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:

  ADR  -- American Depository Receipt.
  GDR  -- Global Depository Receipt.
  HKD  -- Hong Kong Dollar.
  KRW  -- Korean Won.
  NTD  -- New Taiwan Dollar.
  SGD  -- Singapore Dollar.
                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Small Cap Growth Fund

-------------------------------------------------------------------------------
  Shares                          Security                             Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 98.8%

 Basic Industries -- 1.5%
    2,500 The Geon Co............................................   $    80,625
    7,000 M.A. Hanna Co..........................................       115,063
                                                                    -----------
                                                                        195,688
                                                                    -----------

 Capital Goods -- 3.1%
    5,000 Matthews International Corp., Class A Shares...........       148,125
    5,000 Navistar International Corp. (a).......................       250,000
                                                                    -----------
                                                                        398,125
                                                                    -----------

 Communications -- 8.4%
    4,500 Cox Radio, Inc., Class A Shares (a)....................       244,125
    6,000 Metromedia Fiber Network, Inc., Class A Shares (a).....       215,625
    6,000 PanAmSat Corp. (a).....................................       233,625
          Rogers Cantel Mobile Communications Inc., Class B
   13,000 Shares (a).............................................       213,688
    3,500 WinStar Communications, Inc. (a).......................       170,625
                                                                    -----------
                                                                      1,077,688
                                                                    -----------

 Consumer -- 34.1%
    2,000 Abacus Direct Corp. (a)................................       183,000
   12,000 Ascent Entertainment Group, Inc. (a)...................       169,500
    4,000 bebe Stores, Inc. (a)..................................       136,000
          Beringer Wine Estates Holdings, Inc., Class B Shares
    1,000 (a)....................................................        41,781
    8,000 Cinar Corp., Class B Shares (a)........................       196,000
    7,000 Cost Plus, Inc. (a)....................................       318,500
   16,000 DeVry, Inc. (a)........................................       358,000
    4,500 Dollar Tree Stores, Inc. (a)...........................       198,000
    2,800 Entercom Communications Corp. (a)......................       119,700
    1,500 Factset Research Systems Inc...........................        84,937
    7,000 Fossil, Inc. (a).......................................       338,625
   10,000 Insight Enterprises, Inc. (a)..........................       247,500
    5,200 Michael Foods, Inc.....................................       122,200
    3,000 O'Reilly Automotive, Inc. (a)..........................       151,125
    6,750 Outback Steakhouse Inc. (a)............................       265,359
    5,000 Pegasus Communications Corp. (a).......................       197,187
    7,000 Profit Recovery Group International, Inc. (a)..........       331,187
    7,500 Station Casinos, Inc. (a)..............................       152,812
    3,500 Steiner Leisure Ltd. (a)...............................       106,093
   13,000 U.S. Franchise Systems, Inc. (a).......................       301,437
    3,800 Univision Communications Inc. (a)......................       250,800
    3,000 Williams-Sonoma, Inc. (a)..............................       104,437
                                                                    -----------
                                                                      4,374,180
                                                                    -----------

 Energy -- 0.8%
    3,000 Devon Energy Corp......................................       107,250
                                                                    -----------

 Financial Services -- 14.7%
   11,500 American Heritage Life Investment Corp.................       281,750
    9,000 The Enstar Group, Inc. (a).............................       140,625
    5,000 Legg Mason, Inc........................................       192,500
    8,000 London Pacific Group Ltd., ADR.........................       184,000
    9,000 Protective Life Corp...................................       297,000
    6,650 Reinsurance Group of America, Inc. ....................       234,413

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Small Cap Growth Fund

-------------------------------------------------------------------------------
  Shares                          Security                             Value

-------------------------------------------------------------------------------
 Financial Services -- 14.7% (continued)
    6,000 Reliastar Financial Corp...............................   $   262,500
    7,000 UICI (a)...............................................       193,375
    6,000 Willis Lease Finance Corp. (a).........................        97,875
                                                                    -----------
                                                                      1,884,038
                                                                    -----------

 Health Care -- 7.8%
    3,000 IDEC Pharmaceuticals Corp. (a).........................       231,188
    3,500 Idexx Laboratories, Inc. (a)...........................        81,594
    9,800 Medquist Inc. (a)......................................       428,750
    5,000 ResMed Inc. (a)........................................       165,937
    2,000 Xomed Surgical Products, Inc. (a)......................        97,375
                                                                    -----------
                                                                      1,004,844
                                                                    -----------

 Technology -- 28.4%
          Affiliated Computer Services, Inc., Class A Shares
    5,000 (a)....................................................       253,125
    3,000 Applied Micro Circuit Corp.............................       246,750
    5,000 AVT Corp. (a)..........................................       189,375
    3,400 Carrier Access Corp. (a)...............................       148,963
    3,600 CMGI Inc. (a)..........................................       410,625
    7,000 Com21, Inc. (a)........................................       119,438
    5,000 Concord Communications.................................       225,000
    3,000 Dallas Semiconductor Corp..............................       151,500
      500 High Speed Access Corp. (a)............................        12,813
    1,500 Legato Systems, Inc. (a)...............................        86,625
    1,500 MMC Networks, Inc. (a).................................        67,125
    4,000 Network Appliance, Inc. (a)............................       223,500
      200 Network Plus Corp. (a).................................         4,175
    3,800 New Era of Networks, Inc. (a)..........................       166,962
    6,000 Oak Industries Inc. (a)................................       262,125
    4,000 Polycom, Inc. (a)......................................       156,000
      600 Razorfish Inc. (a).....................................        22,238
   16,000 S3 Inc. (a)............................................       145,500
    4,000 Siebel Systems, Inc. (a)...............................       265,500
      500 Silknet Software, Inc. (a).............................        20,250
    4,100 Software.com, Inc. (a).................................        95,069
    7,700 TranSwitch Corp. (a)...................................       364,788
                                                                    -----------
                                                                      3,637,446
                                                                    -----------
          TOTAL COMMON STOCK
          (Cost -- $9,919,124)...................................    12,679,259
                                                                    -----------
   Face
  Amount
 --------
 REPURCHASE AGREEMENT -- 1.2%
 $153,000 State Street Bank & Trust Co., 4.700% due 7/1/99;
           Proceeds at maturity -- $153,020; (Fully
           collateralized by U.S. Treasury Bonds, 13.875% due
           5/15/01; Market value -- $157,988) (Cost --
            $153,000)............................................       153,000
                                                                    -----------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $10,072,124*).................................   $12,832,259
                                                                    ===========

------
(a) Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Capital Fund

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 91.5%

 Basic Industries -- 6.2%
     100,000 Crown Cork & Seal Co., Inc. .......................   $  2,850,000
     125,000 The Geon Co. ......................................      4,031,250
      60,000 Martin Marietta Materials, Inc. ...................      3,540,000
     125,000 OM Group, Inc. ....................................      4,312,500
      65,000 Vulcan Materials Co. ..............................      3,136,250
                                                                   ------------
                                                                     17,870,000
                                                                   ------------

 Capital Goods -- 2.3%
     250,000 Harnishfeger Industries, Inc. .....................        500,000
      45,000 Ingersoll-Rand Co. ................................      2,908,125
      75,000 York International Co. ............................      3,210,937
                                                                   ------------
                                                                      6,619,062
                                                                   ------------

 Communications -- 11.1%
      75,000 Bell Atlantic Corp. ...............................      4,903,125
      40,000 Frontier Corp. ....................................      2,360,000
       2,821 General Motors Corp., Class H Shares...............        158,681
      25,000 GTE Corp. .........................................      1,893,750
      30,000 MCI WorldCom, Inc. (a).............................      2,587,500
      50,000 NTL Inc. (a).......................................      4,309,375
     196,800 PanAmSat Corp. (a).................................      7,662,900
             Rogers Cantel Mobile Communications Inc., Class B
     500,000 Shares (a).........................................      8,218,750
                                                                   ------------
                                                                     32,094,081
                                                                   ------------

 Consumer Cyclicals -- 8.1%
      90,000 Costco Cos., Inc. (a)..............................      7,205,625
     175,000 Federated Department Stores, Inc. (a)..............      9,264,062
     466,286 Fine Host Corp. (a)................................      4,359,085
     225,000 Hollinger International Inc. ......................      2,671,875
                                                                   ------------
                                                                     23,500,647
                                                                   ------------

 Consumer Non-Cyclicals -- 26.8%
     120,000 AT&T Corp. - Liberty Media, Class A Shares (a).....      4,410,000
     900,000 Food Lion, Inc., Class B Shares....................     10,406,250
      42,500 Hannaford Bros. Co. ...............................      2,273,750
      50,000 Hearst-Argyle Television, Inc. (a).................      1,200,000
     265,000 Hormel Foods Corp. ................................     10,666,250
     250,000 John B. Sanfilippo & Son, Inc. (a).................        953,125
     175,000 Michael Foods, Inc. ...............................      4,112,500
     400,000 Nabisco Group Holdings Corp. ......................      7,825,000
     150,000 The News Corp. Ltd., ADR...........................      4,734,375
     250,000 Philip Morris Cos. Inc. ...........................     10,046,875
     150,000 R.J. Reynolds Tobacco Holdings, Inc. (a)...........      4,725,000
             Sinclair Broadcast Group, Inc., Class A Shares
     100,000 (a)................................................      1,637,500
     225,000 Tyson Foods, Inc., Class A Shares..................      5,062,500
             United States Satellite Broadcasting Co., Inc.
     300,000 (a)................................................      5,398,818
      90,000 Viacom Inc., Class A Shares (a)....................      3,960,000
                                                                   ------------
                                                                     77,411,943
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Capital Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 Energy -- 6.9%
     100,000 Devon Energy Co. ...................................   $  3,575,000
     275,000 Paradigm Geophysical Ltd. (a).......................      1,873,438
     100,000 Suncor Energy, Inc. ................................      4,112,500
     400,000 Tesoro Petroleum Corp. (a)..........................      6,375,000
     150,000 Tosco Corp. ........................................      3,890,625
                                                                    ------------
                                                                      19,826,563
                                                                    ------------

 Financial Services -- 9.2%
     150,000 The Bank of New York Co., Inc. .....................      5,503,125
     100,000 Fleet Financial Group, Inc. ........................      4,437,500
      40,000 Goldman Sachs Group, Inc. ..........................      2,890,000
     225,000 Independence Community Bank Corp. ..................      3,037,500
     225,000 Peoples Heritage Financial Group, Inc. .............      4,232,813
     100,000 Protective Life Corp. ..............................      3,300,000
     100,000 Reinsurance Group of America, Inc. .................      3,350,000
                                                                    ------------
                                                                      26,750,938
                                                                    ------------

 Health Care -- 2.5%
     225,000 CombiChem, Inc. (a).................................        914,063
     110,000 Pharmacia & Upjohn, Inc. ...........................      6,249,375
                                                                    ------------
                                                                       7,163,438
                                                                    ------------

 Technology -- 15.8%
      75,000 ADC Telecommunications, Inc. (a)....................      3,417,188
     125,000 Amdocs Ltd. (a).....................................      2,843,750
      40,000 Comverse Technology, Inc. (a).......................      3,020,000
      35,000 Hewlett-Packard Co. ................................      3,517,500
      25,000 International Business Machines Corp. ..............      3,231,250
     225,000 Latitude Communications, Inc. (a)...................      2,925,000
      50,000 Legato Systems, Inc. (a)............................      2,887,500
      90,000 Plantronics, Inc. (a)...............................      5,861,250
     500,000 S3 Inc. (a).........................................      4,546,875
     225,000 Seagate Technology, Inc. (a)........................      5,765,625
     232,500 SpeedFam-IPEC, Inc. (a).............................      3,734,531
      60,000 Tellabs, Inc. (a)...................................      4,053,750
                                                                    ------------
                                                                      45,804,219
                                                                    ------------

 Utilities -- 2.6%
     250,000 Azurix Corp. (a)....................................      5,000,000
     200,000 KN Energy, Inc. ....................................      2,675,000
                                                                    ------------
                                                                       7,675,000
                                                                    ------------
             TOTAL COMMON STOCK
             (Cost -- $200,039,269)..............................    264,715,891
                                                                    ------------
 CONVERTIBLE PREFERRED STOCK -- 0.3%

 Consumer Cyclicals -- 0.3%
     150,500 BTI Capital Trust, 6.500% (Cost -- $6,810,822)......        808,938
                                                                    ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Capital Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 CONVERTIBLE CORPORATE BONDS -- 1.8%

 Consumer Cyclicals -- 1.4%
 $25,000,000 Sunbeam Corp., zero coupon due 3/25/18 (b).........   $  4,187,500
                                                                   ------------

 Technology -- 0.4%
             Aspect Telecommunications, zero coupon due
   5,000,000 8/10/18............................................      1,093,750
                                                                   ------------
             TOTAL CONVERTIBLE CORPORATE BONDS
             (Cost -- $6,181,441)...............................      5,281,250
                                                                   ------------
 CORPORATE BONDS -- 2.0%

 Basic Industries -- 1.3%
             Harnischfeger Industries Inc.:
   2,000,000 8.900% due 3/1/22 (c)..............................      1,230,000
   2,000,000 8.700% due 6/15/22 (c).............................      1,230,000
   2,000,000 6.875% due 2/15/27 (c).............................      1,230,000
                                                                   ------------
                                                                      3,690,000
                                                                   ------------

 Financial Services -- 0.7%
   2,500,000 Contifinancial Corp., 8.375% due 8/15/03...........      2,075,000
                                                                   ------------

             TOTAL CORPORATE BONDS
             (Cost -- $5,426,591)...............................      5,765,000
                                                                   ------------
  Contracts
 -----------
 PURCHASED OPTIONS -- 0.2%

 Call Purchased -- 0.1%
             Iridium World Communications Ltd.:
         300 Expires 7/17/99, exercise price $12.50.............         24,374
       1,000 Expires 7/17/99, exercise price $20................         15,625
       1,000 Expires 10/16/99, exercise price $20...............         68,750
                                                                   ------------
                                                                        108,749
                                                                   ------------

 Put Purchased -- 0.1%
             Amazon.com, Inc.:
       1,000 Expires 7/17/99, exercise price $70................         12,500
         250 Expires 7/17/99, exercise price $90................         12,500
         500 Expires 7/17/99, exercise price $80................          9,375
         250 Expires 7/17/99, exercise price $100...............         46,875
             Interactive Index Put:
          50 Expires 7/17/99, exercise price $290...............         28,750
         100 Expires 7/17/99, exercise price $310...............        120,000
             Iridium World Communications Ltd.:
         450 Expires 7/17/99, exercise price $5.................          2,813
         403 Expires 7/17/99, exercise price $7.50..............         25,188
         442 Expires 7/17/99, exercise price $10................         69,062
                                                                   ------------
                                                                        327,063
                                                                   ------------
             TOTAL PURCHASED OPTIONS
             (Cost -- $1,343,533)...............................        435,812
                                                                   ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $219,801,656).............................    277,006,891
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Capital Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 4.2%
 $12,187,000 State Street Bank & Trust Co., 4.700% due 7/1/99;
              Proceeds at maturity -- $12,188,591; (Fully
              collateralized by U.S. Treasury Notes, 8.875% due
              8/15/17; Market value -- $12,431,745) (Cost --
               $12,187,000).....................................   $ 12,187,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $231,988,656*)............................   $289,193,891
                                                                   ============

------
(a) Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c) Security is currently in default.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Investors Fund

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 COMMON STOCK -- 93.8%

 Basic Industries -- 3.6%
     285,000 International Paper Co. ...........................   $ 14,392,500
     145,000 Martin Marietta Materials, Inc. ...................      8,555,000
     170,400 Vulcan Materials Co. ..............................      8,221,800
                                                                   ------------
                                                                     31,169,300
                                                                   ------------

 Capital Goods -- 3.6%
     135,000 Ingersoll-Rand Co. ................................      8,724,375
     153,000 Raytheon Co., Class A Shares.......................     10,537,875
     130,000 Tyco International Ltd. ...........................     12,317,500
                                                                   ------------
                                                                     31,579,750
                                                                   ------------

 Communication Services -- 10.7%
     258,000 Bell Atlantic Corp. ...............................     16,866,750
     260,000 Frontier Corp. ....................................     15,340,000
     135,000 General Motors, Class H Shares (a).................      7,593,750
     215,000 GTE Corp. .........................................     16,286,250
     120,000 MCI WorldCom Inc. (a)..............................     10,350,000
     127,600 PanAmSat Corp. (a).................................      4,968,425
     265,000 SBC Communications Inc. (a)........................     15,370,000
             United States Satellite Broadcasting Co., Inc.
     367,200 (a)................................................      6,608,153
                                                                   ------------
                                                                     93,383,328
                                                                   ------------

 Consumer Cyclicals -- 6.3%
     150,000 Costco Cos., Inc. (a)..............................     12,009,375
     220,000 Dayton Hudson Corp. ...............................     14,300,000
     325,000 Federated Department Stores, Inc. (a)..............     17,204,688
     704,700 KMart Corp. (a)....................................     11,583,506
                                                                   ------------
                                                                     55,097,569
                                                                   ------------

 Consumer Non-Cyclicals -- 19.2%
     400,000 AT&T Corp. - Liberty Media, Class A Shares.........     14,700,000
     990,000 Food Lion, Inc., Class A Shares....................     11,756,250
     133,500 Hormel Foods Corp. ................................      5,373,375
     975,000 Nabisco Group Holdings Corp. ......................     19,073,438
     630,000 The News Corp. Ltd. ADR............................     19,884,375
     780,000 The Pepsi Bottling Group Inc. .....................     17,988,750
     550,000 Philip Morris Cos. Inc. ...........................     22,103,125
     424,999 R.J. Reynolds Tobacco Holdings, Inc. (a)...........     13,387,490
     465,000 Ralston Purina Group...............................     14,153,438
     643,500 Tyson Foods, Inc., Class A Shares..................     14,478,750
     350,000 Viacom Inc., Class B Shares (a)....................     15,400,000
                                                                   ------------
                                                                    168,298,991
                                                                   ------------

 Energy -- 9.5%
     150,000 Amerada Hess Corp. ................................      8,925,000
     150,000 Atlantic Richfield Co. ............................     12,534,375
     386,300 Conoco Inc., Class A Shares........................     10,768,113
     240,000 Royal Dutch Petroleum Co. .........................     14,460,000
     220,000 Total Fina SA ADR (a)..............................     14,176,250
     215,000 Unocal Corp. ......................................      8,519,375
     415,000 USX - Marathon Group...............................     13,513,438
                                                                   ------------
                                                                     82,896,551
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Investors Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 Financial Services -- 16.7%
      85,600 American Express Co. ...............................   $ 11,138,700
     115,000 American General Corp. .............................      8,668,125
     191,600 Associates First Capital Corp. .....................      8,490,275
     195,000 Bank of America Corp. ..............................     14,295,935
     465,000 The Bank of New York................................     17,059,688
     215,000 BankBoston Corp. ...................................     10,991,875
      43,700 Comerica Inc. ......................................      2,597,419
     180,000 Fleet Financial Group, Inc. ........................      7,987,500
     185,000 Freddie Mac.........................................     10,730,000
      95,700 The Goldman Sachs Group Inc. (a)....................      6,914,325
     185,000 Household International, Inc. ......................      8,764,375
     133,000 Morgan Stanley Dean Witter & Co. ...................     13,632,500
     375,000 Provident Cos., Inc. ...............................     15,000,000
     310,000 The St. Paul Cos., Inc. ............................      9,861,875
                                                                    ------------
                                                                     146,132,592
                                                                    ------------

 Health Care -- 6.3%
     220,000 Abbott Laboratories.................................     10,010,000
     185,000 American Home Products Corp. .......................     10,637,500
     300,000 Becton, Dickinson and Co. ..........................      9,000,000
     130,000 Eli Lilly and Co. ..................................      9,311,250
     289,000 Pharmacia & Upjohn, Inc. ...........................     16,418,813
                                                                    ------------
                                                                      55,377,563
                                                                    ------------

 Real Estate Investment Trust -- 0.2%
      81,700 Glenborough Realty Trust Inc. ......................      1,429,750
                                                                    ------------

 Technology -- 13.8%
     495,000 Alcatel SA ADR......................................     14,045,625
     169,800 Corning Inc. .......................................     11,907,225
     158,000 Hewlett-Packard Co. ................................     15,879,000
     134,000 Intel Corp. ........................................      7,973,000
     200,000 International Business Machines Corp. ..............     25,850,000
     100,000 Plantronics, Inc. (a)...............................      6,512,500
     350,000 Seagate Technology, Inc. (a)........................      8,968,750
     125,000 Tellabs, Inc. (a)...................................      8,445,313
      80,000 Texas Instruments Inc. .............................     11,600,000
     160,000 Xerox Corp. ........................................      9,450,000
                                                                    ------------
                                                                     120,631,413
                                                                    ------------
 Transportation -- 2.9%
     450,000 Canadian National Railway Co. ......................      9,380,000
     140,000 Canadian Pacific Ltd. ..............................     10,715,625
      86,000 Union Pacific Corp. ................................      5,014,875
                                                                    ------------
                                                                      25,110,500
                                                                    ------------

 Utilities -- 1.0%
     206,400 The Williams Cos., Inc. ............................      8,784,900
                                                                    ------------

             TOTAL COMMON STOCK
             (Cost -- $562,435,886)..............................    819,892,207
                                                                    ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Investors Fund

-------------------------------------------------------------------------------
   Shares                          Security                           Value

-------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCK (b)  -- 0.5%

 Transportation -- 0.5%
             Union Pacific Capital Trust, 6.250% (Cost --
      80,000  $4,055,342).......................................   $  4,160,000
                                                                   ------------

    Face
   Amount
   ------
 CONVERTIBLE CORPORATE BONDS -- 2.4%

 Technology -- 1.4%
 $12,500,000 Micron Technology Inc., 7.000% due 7/1/04..........     12,671,875
                                                                   ------------

 Telecommunications & Utilities -- 1.0%
   5,115,000 NTL Inc., 7.000% due 12/15/08 (b)..................      8,369,417
                                                                   ------------
             TOTAL CONVERTIBLE CORPORATE BONDS
             (Cost -- $17,893,743)..............................     21,041,292
                                                                   ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $584,384,971).............................    845,093,499
                                                                   ------------

 REPURCHASE AGREEMENT -- 3.3%
  28,784,000 State Street Bank & Trust Co., 4.700% due 7/1/99;
              Proceeds at maturity -- $28,787,758; (Fully
              collateralized by U.S. Treasury Notes, 7.500% due
              11/15/16; Market value -- $29,362,500) (Cost --
               $28,784,000).....................................     28,784,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $613,168,971*)............................   $873,877,499
                                                                   ============

------
(a) Non-income producing security.
(b) Security is exempt from registration under Rule 144A of the securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Total Return Fund

--------------------------------------------------------------------------------
   Shares                          Security                            Value

--------------------------------------------------------------------------------
 COMMON STOCK -- 53.0%
 Basic Industries -- 5.7%
     24,000 Alcoa Inc. ..........................................   $  1,485,000
     29,704 International Paper Co. .............................      1,500,052
     30,000 Lyondell Chemical Co. ...............................        618,750
     16,000 Nalco Chemical Co. ..................................        830,000
    218,600 USEC Inc. ...........................................      3,251,675
     38,400 Vulcan Materials Co. ................................      1,852,800
     15,000 Weyerhaeuser Co. ....................................      1,031,250
     21,000 Willamette Industries, Inc. .........................        967,312
                                                                    ------------
                                                                      11,536,839
                                                                    ------------
 Capital Goods -- 0.9%
     15,000 Fluor Corp. .........................................        607,500
     43,000 Stone & Webster, Inc. ...............................      1,144,875
                                                                    ------------
                                                                       1,752,375
                                                                    ------------
 Communications -- 6.6%
     80,000 BCE Inc. (a).........................................      3,945,000
     40,000 Bell Atlantic Corp. (a)..............................      2,615,000
     40,000 Edison International.................................      1,070,000
     60,000 Frontier Corp. ......................................      3,540,000
     28,000 GTE Corp. ...........................................      2,121,000
                                                                    ------------
                                                                      13,291,000
                                                                    ------------
 Consumer Cyclicals -- 3.9%
     20,726 Cooper Industries, Inc. (a)..........................      1,077,752
      8,705 DaimlerChrysler AG...................................        773,657
     19,500 Eastman Kodak Co. ...................................      1,321,125
     27,428 Fine Host Corp. (b)..................................        256,411
     20,240 Hollinger International Inc. ........................        240,350
     16,000 J.C. Penney Co., Inc. ...............................        777,000
     33,150 The May Department Stores Co. .......................      1,355,006
     48,000 Sears, Roebuck & Co. ................................      2,139,000
                                                                    ------------
                                                                       7,940,301
                                                                    ------------
 Consumer Non-Cyclicals -- 5.2%
     70,000 Avon Products, Inc. (a)..............................      3,885,000
    150,000 Food Lion Inc., Class B Shares.......................      1,734,375
     10,000 H.J. Heinz Co. ......................................        501,250
     20,000 Hormel Foods Corp. ..................................        805,000
      1,000 Interstate Hotels Corp. (b)..........................          4,125
      6,000 McDonald's Corp. ....................................        247,875
      8,000 PepsiCo, Inc. .......................................        309,500
     20,000 Philip Morris Cos. Inc. .............................        803,750
     45,000 Ralston Purina Group.................................      1,369,687
     40,000 Rite Aid Corp. ......................................        985,000
                                                                    ------------
                                                                      10,645,562
                                                                    ------------
 Energy -- 8.2%
     25,000 Amerada Hess Corp. (a)...............................      1,487,500
     15,218 BP Amoco PLC.........................................      1,651,153
     23,000 Exxon Corp. .........................................      1,773,875
     50,000 Halliburton Co. .....................................      2,262,500

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Total Return Fund

-------------------------------------------------------------------------------
   Shares                         Security                            Value

-------------------------------------------------------------------------------
 Energy --  8.2% (continued)
     14,000 Mobil Corp. ........................................   $  1,386,000
     45,000 Reliant Energy, Inc. ...............................      1,243,125
     16,000 Royal Dutch Petroleum Co. ADR.......................        964,000
     20,000 Schlumberger Ltd. ..................................      1,273,750
     95,000 Suncor Energy, Inc. ................................      3,906,875
     12,000 Texaco Inc. ........................................        750,000
                                                                   ------------
                                                                     16,698,778
                                                                   ------------
 Financial Services -- 5.0%
     30,000 The Allstate Corp. .................................      1,076,250
      1,556 American International Group, Inc. .................        182,149
      9,000 Bank of America Corp. ..............................        659,813
     18,000 The Chubb Corp. ....................................      1,251,000
     30,000 CIGNA Corp. ........................................      2,670,000
     20,000 First Union Corp. ..................................        940,000
     30,000 Fleet Financial Group, Inc. ........................      1,331,250
     23,000 Marsh & McLennan Cos., Inc. ........................      1,736,500
      5,700 Nationwide Financial Services, Inc., Class A
             Shares.............................................        257,925
                                                                   ------------
                                                                     10,104,887
                                                                   ------------

 Health Care -- 3.9%
     42,000 American Home Products Corp. .......................      2,415,000
     26,000 Bausch & Lomb Inc. .................................      1,989,000
      4,000 Johnson & Johnson...................................        392,000
     10,000 Monsanto Co. .......................................        394,375
     10,000 Pfizer Inc. ........................................      1,097,500
     10,000 Pharmacia & Upjohn, Inc. ...........................        568,125
     20,000 Schering-Plough Corp. ..............................      1,060,000
                                                                   ------------
                                                                      7,916,000
                                                                   ------------

 Real Estate Investment Trust -- 5.6%
     67,500 Arden Realty, Inc. .................................      1,662,188
     35,000 Bedford Property Investors, Inc. ...................        625,625
     55,000 Brandywine Realty Trust.............................      1,089,688
     45,000 Duke-Weeks Realty Corp.  ...........................      1,015,313
     65,000 Glenborough Realty Trust Inc. ......................      1,137,500
     46,950 JDN Realty Corp. ...................................      1,050,506
     75,000 Mid-Atlantic Realty Trust...........................        834,375
     84,000 New Plan Excel Realty Trust.........................      1,512,000
     18,000 Prentiss Properties Trust...........................        423,000
     35,000 Reckson Associates Realty Corp. ....................        822,500
     30,000 Sun Communities, Inc. ..............................      1,065,000
     30,000 Wyndham International, Inc. ........................        135,000
                                                                   ------------
                                                                     11,372,695
                                                                   ------------

 Technology -- 1.5%
      5,000 International Business Machines Corp. ..............        646,250
     36,000 Pitney Bowes Inc. ..................................      2,313,000
                                                                   ------------
                                                                      2,959,250
                                                                   ------------

 Telecommunication & Utilities -- 2.5%
      7,000 Nortel Networks Corp. ..............................        607,688
     50,000 SBC Communications Inc.  ...........................      2,900,000
     38,000 The Williams Cos., Inc. ............................      1,617,375
                                                                   ------------
                                                                      5,125,063
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Total Return Fund

-------------------------------------------------------------------------------
   Shares                         Security                            Value

-------------------------------------------------------------------------------
 Transportation -- 4.0%
     60,000 Canadian National Railway Co. ......................   $  4,020,000
     25,000 Canadian Pacific Ltd. ..............................        595,313
     60,000 Union Pacific Corp. ................................      3,498,750
                                                                   ------------
                                                                      8,114,063
                                                                   ------------

            TOTAL COMMON STOCK
            (Cost -- $83,025,508)...............................    107,456,813
                                                                   ------------

 PREFERRED STOCK -- 0.0%

 Real Estate Investment Trust -- 0.0%
        528 Patriot American Hospitality (Cost -- $13,199)......         12,837
                                                                   ------------

 CONVERTIBLE PREFERRED STOCK -- 2.7%

 Basic Industries -- 0.3%
     10,000 International Paper Capital Trust, 5.250%...........        527,500
                                                                   ------------

 Consumer Cyclicals -- 0.0%
     17,000 BTI Capital Trust, 6.500%...........................         91,375
                                                                   ------------

 Consumer Non-Cyclicals -- 0.3%
     12,500 Ralston Purina Group, 7.000%........................        581,250
                                                                   ------------

 Energy -- 0.8%
      6,000 EL Paso Energy Capital Trust, 4.750%................        297,000
     15,000 Pogo Trust I, 6.500%................................        762,150
     20,000 Tesoro Petroleum Corp., 7.250%......................        315,000
      4,000 Tosco Financing Trust, 5.750%.......................        195,000
                                                                   ------------
                                                                      1,569,150
                                                                   ------------

 Financial Services -- 0.5%
     10,000 Finova Finance Trust, 5.500%........................        690,000
      7,500 Morgan Stanley Dean Witter & Co., Medium-Term Notes,
             Series C, Reset PERQS, 6.000% due 5/15/00..........        401,250
            TCR Holding:
        321 Class B Shares......................................             19
        177 Class C Shares......................................             10
        466 Class D Shares......................................             25
        964 Class E Shares......................................             61
                                                                   ------------
                                                                      1,091,365
                                                                   ------------

 Technology -- 0.3%
     30,000 Amdocks, 6.753%.....................................        667,500
                                                                   ------------

 Telecommunication & Utilities -- 0.4%
     20,000 Skytel Communications, $2.25 (d)....................        735,000
                                                                   ------------

 Transportation -- 0.1%
      4,500 Canadian National Railway Co., 5.25%................        240,750
                                                                   ------------
            TOTAL CONVERTIBLE PREFERRED STOCK
            (Cost -- $5,551,989)................................      5,503,890
                                                                   ------------

 RIGHTS (b) -- 0.0%

 Real Estate Investment Trust -- 0.0%
     70,000 Excel Realty Trust, Inc., Expires 5/1/08............              0
     65,000 Glenborough Realty Trust Inc., Expires 7/20/08......              0
                                                                   ------------
            TOTAL RIGHTS
            (Cost -- $0)........................................              0
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Total Return Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 CORPORATE BONDS -- 18.4%

 Basic Industries -- 2.2%
 $  200,000 Berry Plastics Corp., 12.250% due 4/15/04...........   $    210,500
    125,000 Breed Technologies Inc., 9.250% due 4/15/08.........         18,750
    200,000 EnviroSource Inc., 9.750% due 6/15/03...............        126,000
    250,000 Federal-Mogal Co., 7.500% due 1/15/09 (d)...........        231,562
    125,000 Hexcel Corp., 9.750% due 1/15/09 (d)................        125,781
    125,000 Huntsman Corp., 9.500% due 7/1/07 (d)...............        120,000
    125,000 Indesco International Inc., 9.750% due 4/15/08......         82,500
    250,000 Millar Western Forest Products, 9.875% due 5/15/08..        241,250
    175,000 Monsanto Co., 5.875% due 12/1/08....................        162,969
    250,000 P&L Coal Holdings Corp., 9.625% due 5/15/08.........        252,500
    575,000 Pohang Iron & Steel Co. Ltd., 7.500% due 8/1/02.....        548,688
  1,200,000 Praxair Inc., 6.150% due 4/15/03....................      1,182,000
    200,000 Radnor Holdings Corp., 10.000% due 12/1/03..........        201,500
  1,000,000 Raytheon Co., 6.150% due 11/1/08....................        943,750
                                                                   ------------
                                                                      4,447,750
                                                                   ------------
 Capital Goods -- 0.1%
    125,000 Jordon Industries Inc., 10.375% due 8/1/07 (d)......        126,563
                                                                   ------------

 Consumer Cyclicals -- 1.1%
    250,000 Cole National Group Inc., 8.625% due 8/15/07........        232,500
    100,000 Collins & Aikman Corp., 10.000% due 1/15/07.........        101,000
    250,000 HMH Properties, 7.875% due 8/1/08...................        230,000
    250,000 Musicland Stores Group, 9.875% due 3/15/08..........        252,188
    250,000 Prime Hospitality Corp., 9.750% due 4/1/07..........        246,875
  1,200,000 Staples Inc., 7.125% due 8/15/07....................      1,198,500
                                                                   ------------
                                                                      2,261,063
                                                                   ------------

 Consumer Non-Cyclicals -- 3.8%
    350,000 American Safety Razor Co., 9.785% due 8/1/05........        353,500
    250,000 Ameriserve Food Distributors Inc., 10.125% due
             7/15/07............................................        212,500
    500,000 Aristar Inc., 7.250% due 6/15/06....................        502,500
    250,000 B&G Foods Inc., 9.625% due 8/1/07...................        235,000
    200,000 CFP Holdings Inc., 11.625% due 1/15/04..............        171,000
  1,000,000 Costco Cos. Inc., zero coupon due 8/19/17...........        938,750
    250,000 Dade International Inc., 11.125% due 5/1/06.........        270,937
    250,000 Delta Beverage Group Inc., 9.750% due 12/15/03......        258,125
    250,000 Ekco Group Inc., 9.250% due 4/1/06..................        252,187
  1,500,000 Fremont General Corp., 7.700% due 3/17/04...........      1,490,625
    125,000 French Fragrance Inc., 10.375% due 5/15/07..........        127,031
    250,000 Harrahs Operating Co. Inc., 7.875% due 12/15/05.....        242,500
    130,000 Hines Horticulture, Inc., 11.750% due 10/15/05......        138,775
    250,000 Home Interiors & Gifts Inc., 10.125% due 6/1/08.....        250,000
    200,000 NBTY, Inc., 8.625% due 9/15/07......................        177,250
    250,000 North Atlantic, 11.000% due 6/15/04.................        251,875
    250,000 Park Place Entertainment Corp., 7.875% due
             12/15/05...........................................        238,125
    300,000 Revlon Worldwide Corp., zero coupon due 3/15/01.....        204,750
    250,000 Shop Vac Corp., 10.625% due 9/1/03..................        275,938
    125,000 Simmons Co., 10.250% due 3/15/09 (d)................        127,500
  1,000,000 Spieker Properties, Inc., 7.250% due 5/1/09.........        968,750
                                                                   ------------
                                                                      7,687,618
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Total Return Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 Data Technology/Information Services -- 1.2%
 $  250,000 DecisionOne Corp., 9.750% due 8/1/07................   $     13,750
  1,000,000 First Data Corp., 6.375% due 12/15/07 (b)...........        975,000
  1,200,000 International Business Machines Corp., 5.375% due
             2/1/09.............................................      1,096,500
    250,000 Unisys Corp., 7.875% due 4/1/08.....................        251,875
                                                                   ------------
                                                                      2,337,125
                                                                   ------------

 Energy -- 0.7%
    250,000 Bellwether Exploration, Co., 10.875% due 4/1/07.....        239,375
    200,000 Benton Oil & Gas Co., 11.625% due 5/1/03............        146,000
    150,000 Clark R&M Inc., 8.875% due 11/15/07.................        128,437
    925,000 Empresa Electric Pehuenche, 7.300% due 5/1/03.......        850,639
    200,000 Transamerican Energy, (Zero coupon until 6/15/99,
             13.000% thereafter) due 6/15/02 (e)................         21,000
                                                                   ------------
                                                                      1,385,451
                                                                   ------------

 Financial/Leasing -- 2.5%
            Contifinancial Corp.:
    125,000 7.500% due 3/15/02..................................        103,750
    125,000 8.125% due 4/1/08...................................        103,750
    200,000 Donaldson Lufkin & Jenrette Securities, Inc., 5.875%
             due 4/1/02.........................................        196,500
    325,000 DVI Inc., 9.875% due 2/1/04.........................        316,875
    900,000 Ford Motor Credit Corp., 5.800% due 1/12/09.........        824,625
    780,000 Merrill Lynch & Co., 6.000% due 11/15/04............        761,475
    250,000 Motors & Gears Inc., 10.750% due 11/15/06...........        254,375
  1,250,000 Sears Roebuck Acceptance Corp., 7.000% due 6/15/07..      1,254,688
  1,000,000 U.S. Bank, 5.700% due 12/15/08......................        916,250
    250,000 Williams Scotsman, 9.875% due 6/1/07................        248,750
                                                                   ------------
                                                                      4,981,038
                                                                   ------------

 Health Care -- 0.1%
      1,000 Fresenius Medical Care Capital Trust I, 9.000% due
             12/1/06............................................         99,000
    150,000 HEALTHSOUTH Corp., 3.250% due 4/1/03................        126,375
                                                                   ------------
                                                                        225,375
                                                                   ------------

 Housing Related -- 0.1%
    250,000 CB Richard Ellis Services, 8.875% due 6/1/06........        249,375
                                                                   ------------
 Manufacturing -- 1.0%
    125,000 Alvey Systems Inc., 11.375% due 1/31/03.............        125,937
    250,000 Axiohm Transaction Solution, Inc., 9.750% due
             10/1/07............................................        125,000
    250,000 BE Aerospace, Inc., 8.000% due 3/1/08...............        237,500
    125,000 Furon Co., 8.125% due 3/1/08........................        120,000
    250,000 Hayes Lemmerz International Inc., 8.250% due
             12/15/08 (d).......................................        236,250
    250,000 High Voltage Engineering Inc., 10.500% due 8/15/04..        233,750
    125,000 International Knife & Saw Inc., 11.375% due
             11/15/06...........................................        123,438
    125,000 L-3 Communications Corp., 8.000% due 8/1/08.........        125,156
    250,000 Navistar International, 8.000% due 2/1/08...........        259,375
    200,000 Packard BioScience Co., 9.375% due 3/1/07...........        189,000
    250,000 Polymer Group, Inc., 9.000% due 7/1/07..............        245,000
                                                                   ------------
                                                                      2,020,406
                                                                   ------------

 Media -- 3.0%
  1,725,000 A.H. Belo Corp., 7.250% due 9/15/27.................      1,573,286
    200,000 Adelphia Communications, 10.500% due 7/15/04........        214,500
    250,000 Big Flower Holdings, Inc., 8.625% due 12/1/08.......        232,500

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Total Return Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 Media -- 3.0% (continued)
 $  250,000 Centennial Cellular Corp., 10.750% due 12/15/08.....   $    258,750
    150,000 Century Communications, zero coupon due 1/15/08.....         67,500
    200,000 CSC Holdings Inc., 10.500% due 5/15/16..............        226,000
    250,000 Diamond Cable Communications, (Zero coupon until
             12/15/00, 11.750% thereafter) due 12/15/05.........        221,250
    250,000 Falcon Holding Group, 8.375% due 4/15/10............        247,500
    250,000 FrontierVision Holdings, 11.000% due 10/15/06.......        275,625
    250,000 Granite Broadcasting Corp., 8.875% due 5/15/08......        241,250
    850,000 GTE Corp., 6.940% due 4/15/28.......................        812,813
    250,000 Hollinger International Publishing, 9.250% due
             3/15/07............................................        255,625
    125,000 ICG Holdings Inc., (Zero coupon until 9/15/00,
             13.500% thereafter) due 9/15/05....................        112,500
    175,000 Intermedia Communication Inc., 8.600% due 6/1/08....        162,750
    375,000 LIN Holdings, (Zero coupon until 3/1/03, 10.000%
             thereafter) due 3/1/08.............................        244,688
    300,000 Metronet Communications, (Zero coupon until 6/15/03,
             9.950% thereafter) due 6/15/08.....................        223,500
    400,000 NTL Inc., (Zero coupon until 2/1/01, 11.500%
             thereafter) due 2/1/06.............................        340,000
            Rogers Communications, Inc.:
    100,000 2.000% due 11/26/05.................................         77,500
    250,000 8.875% due 7/15/07..................................        252,500
    135,000 SFX Broadcasting, Inc., 10.750% due 5/15/06.........        149,006
                                                                   ------------
                                                                      6,189,043
                                                                   ------------

 Services & Other -- 1.9%
    250,000 Allied Waste Industries, Inc., 7.875% due 1/1/09....        232,187
  1,450,000 Comdisco, Inc., 6.000% due 1/30/02..................      1,431,875
    250,000 Iron Mountain Inc., 10.125% due 10/1/06.............        265,625
    250,000 Loomis Fargo & Co., 10.000% due 1/15/04.............        255,000
    250,000 Pierce Leahy Corp., 11.125% due 7/15/06.............        275,000
    250,000 Protection One, Inc., 8.125% due 1/15/09 (d)........        237,500
    125,000 Safety Kleen Corp., 9.250% due 6/1/08...............        130,625
  1,200,000 Service Corp. International, 6.000% due 12/15/05....      1,107,000
                                                                   ------------
                                                                      3,934,812
                                                                   ------------

 Telecommunication & Utilities -- 0.4%
    250,000 Calpine Corp., 8.750% due 7/15/07...................        251,875
    250,000 Garden State Newspapers, 8.750% due 10/1/09.........        237,500
    400,000 Integrated Process, 6.250% due 9/15/04..............        306,000
                                                                   ------------
                                                                        795,375
                                                                   ------------

 Transportation -- 0.3%
    250,000 Enterprises Shipholding, 8.876% due 5/1/08..........        175,000
    200,000 Holt Group, 9.750% due 1/15/06 (d)..................        140,000
    150,000 Teekay Shipping Corp., 8.320% due 2/1/08............        142,313
    400,000 TFM, (Zero coupon until 6/15/02, 11.750% thereafter)
             due 6/15/09........................................        240,000
                                                                   ------------
                                                                        697,313
                                                                   ------------
            TOTAL CORPORATE BONDS
            (Cost -- $39,334,178)...............................     37,338,307
                                                                   ------------

 CONVERTIBLE CORPORATE BONDS -- 6.8%

 Consumer Non-Cyclicals -- 1.6%
  1,750,000 Credit Suisse First Boston Corp., 1.000% due
             4/7/05.............................................      1,610,000
  1,000,000 Interpublic Group Co. Inc., 1.870% due 6/1/06.......        912,500
  2,500,000 Network Associates Inc., zero coupon due 2/13/18....        753,125
                                                                   ------------
                                                                      3,275,625
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Total Return Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 Data Technology/Information Services -- 2.3%
 $2,500,000 Aspect Telecommunications Corp., zero coupon due
             8/10/18............................................   $    546,875
    750,000 EMCOR Group Inc., 5.750% due 4/1/05.................        768,750
    600,000 Integrated Process Equipment, 6.250% due 9/15/04....        459,000
    750,000 Micron Technology Inc., 7.000% due 7/1/04...........        760,312
  1,000,000 Quantum Corp., 7.000% due 8/1/04....................        955,000
    400,000 S3 Inc., 5.750% due 10/1/03.........................        338,500
  1,000,000 Solectron Corp., zero coupon due 1/27/19............        581,250
    325,000 Wind River System, 5.000% due 8/1/02................        283,563
                                                                   ------------
                                                                      4,693,250
                                                                   ------------

 Energy -- 0.5%
  1,000,000 Halter Marine Group Inc., 4.500% due 9/15/04........        645,000
    300,000 Kerr-McGee Corp., 7.500% due 5/15/14................        299,250
                                                                   ------------
                                                                        944,250
                                                                   ------------

 Financial Services -- 0.4%
    750,000 Bell Atlantic Financial Services, 5.750% due
             4/1/03.............................................        772,950
                                                                   ------------

 Health Care -- 1.1%
    600,000 Alpharma Inc., 3.000% due 6/1/06....................        752,250
    250,000 Centocor, Inc., 4.750% due 2/15/05..................        280,312
    600,000 HEALTHSOUTH Corp., 3.250% due 4/1/03................        505,500
    200,000 Omnicare Inc., 5.000% due 12/1/07...................        148,750
    450,000 Rite Aid Corp., 5.250% due 9/15/02..................        451,406
                                                                   ------------
                                                                      2,138,218
                                                                   ------------

 Manufacturing -- 0.3%
    750,000 Mark IV Industries, 4.750% due 11/1/04..............        672,188
                                                                   ------------

 Media & Telecommunications -- 0.6%
    750,000 NTL Inc., 7.000% due 12/15/08.......................      1,227,188
                                                                   ------------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $13,537,327)...............................     13,723,669
                                                                   ------------

 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 14.1%
            Federal Home Loan Mortgage Corporation (FHLMC):
    795,071 8.000% due 7/1/20...................................        824,139
    227,476 6.500% due 3/1/26...................................        220,865
  2,500,000 6.500% due 8/13/27 (f)..............................      2,416,400
    223,084 Gold, 6.500% due 3/1/26.............................        216,600
    294,209 Gold, 6.500% due 5/1/26.............................        285,658
            Federal National Mortgage Association (FNMA):
     27,412 6.500% due 10/1/10..................................         27,086
    179,151 6.500% due 10/1/11..................................        177,023
    412,027 6.500% due 4/1/13...................................        407,134
    273,628 6.500% due 5/1/13...................................        270,379
    508,789 6.500% due 7/1/13...................................        502,747
    817,458 9.000% due 1/1/24...................................        866,245
     59,729 7.000% due 9/1/25...................................         59,263
    142,817 6.500% due 12/1/25..................................        138,399
    210,593 7.000% due 3/1/26...................................        208,948
    395,544 6.500% due 6/1/26...................................        383,307
    304,915 7.000% due 3/1/27...................................        302,533
    665,855 7.000% due 11/1/28..................................        660,653

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Total Return Fund

-------------------------------------------------------------------------------
    Face
   Amount                         Security                            Value

-------------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 14.1% (continued)
 $3,260,000 6.500% due 11/15/28 (f).............................   $  3,157,106
    610,312 7.000% due 2/1/29...................................        605,543
     46,797 7.000% due 3/1/29...................................         46,431
    965,756 7.000% due 4/1/29...................................        958,211
  2,460,000 6.000% due 9/1/30 (f)...............................      2,320,088
  2,475,000 8.000% due 11/1/30 (f)..............................      2,537,642
    478,420 Government National Mortgage Association (GNMA),
             6.625% due 9/20/22.................................        485,893
            U.S. Treasury Notes:
    910,000 6.375% due 3/31/01..................................        923,304
  3,200,000 5.250% due 8/15/03..................................      3,138,304
    800,000 6.500% due 10/15/06.................................        826,096
  2,000,000 6.125% due 8/15/07..................................      2,022,120
  1,075,000 4.750% due 11/15/08.................................        986,893
  2,700,000 U.S. Treasury Bond, 6.125% due 11/15/27.............      2,679,993
                                                                   ------------
            TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
            (Cost -- $29,481,645)...............................     28,655,003

                                                                   ------------
 ASSET-BACKED SECURITIES -- 4.1%

 Financial/Leasing -- 4.1%
  2,500,000 Contimortgage Home Equity Loan Trust, Series 1998-2,
             Class A3, 6.130% due 3/15/13.......................      2,489,825
  1,808,196 DLJ Commercial Mortgage Corp., Series 1998-CGI,
             Class AIA, 6.110% due 12/10/07.....................      1,772,599
  2,275,000 Ford Credit Auto Owner Trust, Series 1999-B, Class
             A4, 5.800% due 6/15/02.............................      2,258,649
    763,077 Green Tree Financial Corp., Series 1997-6, Class A8,
             7.070% due 1/15/29.................................        763,611
  1,100,000 Nationsbank Credit Card Master Trust, Series 1995-I,
             Class A, 6.450% due 4/15/03........................      1,107,898
                                                                   ------------
            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $8,449,853)................................      8,392,582
                                                                   ------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $179,393,699)..............................    201,083,101
                                                                   ------------

 REPURCHASE AGREEMENT -- 0.9%
  1,760,000 State Street Bank & Trust Co., 4.700% due 7/1/99;
             Proceeds at maturity -- $1,760,230; (Fully
             collateralized by U.S. Treasury Notes, 8.500% due
             2/15/20; Market value -- $1,800,333) (Cost --
              $1,760,000) ......................................      1,760,000
                                                                   ------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $181,153,699*).............................   $202,843,101
                                                                   ============

------
(a) All or part of the security is segregated as collateral for mortgage dollar rolls.
(b) Non-income producing security.
(c) Reset Performance Equity-linked Redemption Quarterly-pay Securities ("Reset PERQS"), which entitles the holder to convert the preferred stock to shares of common stock of Applied Materials on May 15, 2000 at a specified ex-change ratio.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e) Security is currently in default.
(f) Mortgage dollar roll.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviation used in this schedule:

  ADR -- American Depository Receipt.
                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 CORPORATE BONDS -- 65.5%

 Basic Industries -- 8.1%
             AEI Resources Holdings Inc., 10.500% due 12/15/05
 $ 1,500,000 (a)................................................   $  1,470,000
             Asia Pulp & Paper Co. Inc., 12.000% due 12/29/49
   3,000,000 (b)................................................      1,980,000
             Asia Pulp & Paper International Finance, 11.750%
     500,000 due 10/1/05........................................        392,500
   3,250,000 Berry Plastics Corp., 12.250% due 4/15/04..........      3,420,625
   1,000,000 Doman Industries Ltd., 12.000% due 7/1/04..........        965,000
   3,250,000 EnviroSource, Inc., 9.750% due 6/15/03.............      2,047,500
   2,000,000 Glencore Nickel Property Ltd., 9.000% due 12/1/14..      1,700,000
   2,000,000 Huntsman Packaging Corp., 9.125% due 10/1/07.......      1,980,000
   5,000,000 Indesco International Inc., 9.750% due 4/15/08.....      3,300,000
             Lyondell Chemical Co.:
   2,000,000 9.875% due 5/1/07 (a)..............................      2,040,000
   1,500,000 10.875% due 5/1/09 (a).............................      1,563,750
             Murrin Murrin Holdings Property, 9.375% due
   3,000,000 8/31/07............................................      2,640,000
             P.C.I. Chemicals & Pharmaceuticals, 9.250% due
   4,000,000 10/15/07...........................................      3,400,000
             P&L Coal Holdings Corp.:
   2,000,000 8.875% due 5/15/08.................................      2,010,000
   2,000,000 9.625% due 5/15/08.................................      2,020,000
   3,000,000 Pindo Deli Fin Mauritius, 10.750% due 10/1/07......      2,115,000
   5,000,000 Plastic Containers, Inc., 10.000% due 12/15/06.....      5,650,000
             PT Polytama International Finance, 11.250% due
   2,043,753 6/15/07 (c)........................................        459,845
   4,000,000 Randor Holdings, 10.000% due 12/1/03...............      4,030,000
             Tjiwi Kimia International Finance Co. B.V., 10.000%
   5,000,000 due 8/1/04.........................................      3,550,000
                                                                   ------------
                                                                     46,734,220
                                                                   ------------

 Consumer Cyclicals -- 5.1%
             Cole National Group:
   3,300,000 9.875% due 12/31/06................................      2,846,250
   1,000,000 8.625% due 8/15/07.................................        930,000
   5,000,000 Collins & Aikman Flooring, 10.000% due 1/15/07.....      5,050,000
   3,500,000 Finlay Fine Jewelery Corp., 8.375% due 5/1/08 (a)..      3,430,000
   5,000,000 HMH Properties, 8.450% due 12/1/08.................      4,750,000
   2,500,000 Leslie's Poolmart, 10.375% due 7/15/04.............      2,600,000
   2,000,000 Maxim Group, 9.250% due 10/15/07...................      2,002,500
   5,000,000 Musicland Group, 9.875% due 3/15/08 (a)............      5,043,750
   3,000,000 Prime Hospitality Corp., 9.750% due 4/1/07.........      2,962,500
                                                                   ------------
                                                                     29,615,000
                                                                   ------------

 Consumer Non-Cyclicals -- 13.0%
   1,300,000 ALARIS Medical, Inc., 9.750% due 12/1/06...........      1,327,625
             Anchor Advanced Products, Inc., 11.750% due 4/1/04
   4,500,000 (a)................................................      4,612,500
   5,000,000 Aztar Corp., 8.875% due 5/15/07 (a)................      4,800,000
   3,250,000 B&G Foods Inc., 9.625% due 8/1/07..................      3,055,000
   2,000,000 CFP Holdings Inc., 11.625% due 1/15/04.............      1,710,000
             Graham-Field Health Products Inc., 9.750% due
   1,500,000 8/15/07............................................      1,042,500
   1,298,000 Hines Horticulture, Inc., 11.750% due 10/15/05.....      1,385,615
             Horseshoe Gaming Holding Corp., 9.375% due 6/15/07
   2,500,000 (a)................................................      2,525,000
   4,000,000 Imperial Holly Corp., 9.750% due 12/15/07..........      3,960,000
   2,000,000 Iowa Select Farms, 10.750% due 12/1/05.............      1,600,000
             Jafra Cosmetics International, Inc., 11.750% due
   3,500,000 5/1/08.............................................      3,027,500
   4,000,000 Kinetic Concepts, Inc., 9.625% due 11/1/07.........      3,580,000
             Nebco Evans Holdings Co., (Zero coupon until
   7,000,000  7/15/02, 12.375% thereafter) due 7/15/07..........      3,500,000

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Consumer Non-Cyclicals -- 13.0% (continued)
 $ 4,000,000 North Atlantic Trading Co., 11.000% due 6/15/04....   $  4,030,000
             Park Place Entertainment Corp., 7.875% due
   6,000,000  12/15/05..........................................      5,715,000
   2,000,000 Pueblo Xtra International Inc., 9.500% due 8/1/03..      1,940,000
   2,055,000 Purina Mills Inc., 9.000% due 3/15/10 (a)..........      1,623,450
   4,500,000 Revlon Worldwide Corp., zero coupon due 3/15/01....      3,071,250
   2,500,000 Sealy Mattress Co., 9.875% due 12/15/07............      2,509,375
             Sun International Hotels Ltd., 8.625% due
   4,000,000  12/15/07..........................................      4,020,000
  32,500,000 Sunbeam Corp., zero coupon due 3/25/18.............      5,443,750
             Triarc Consumer Products Group, 10.250% due 2/15/09
   5,000,000  (a)...............................................      4,837,500
             Universal Hospital Services, Inc., 10.250% due
   3,000,000  3/1/08............................................      2,670,000
   3,000,000 Waterford Gaming LLC, 9.500% due 3/15/10 (a).......      3,000,000
                                                                   ------------
                                                                     74,986,065
                                                                   ------------

 Data Technology/Information Services -- 0.9%
             DecisionOne Corp.:
   1,500,000 9.750% due 8/1/07..................................         82,500
             Zero coupon until 8/1/02 (11.500% thereafter) due
   4,000,000  8/1/08............................................         50,000
             Jordan Telecommunications Products, (Zero coupon
              until 8/1/00, 11.750% thereafter) due 4/1/09 (a)
   6,000,000  ..................................................      5,122,500
                                                                   ------------
                                                                      5,255,000
                                                                   ------------

 Energy -- 3.3%
   3,000,000 Bellwether Exploration Co., 10.875% due 4/1/07.....      2,872,500
   3,000,000 Benton Oil & Gas Co., 11.625% due 5/1/03...........      2,190,000
   1,500,000 Clark Refining & Marketing, 8.875% due 11/15/07....      1,284,375
             Companhia Energetica De Sao Paulo, 9.125% due
   3,000,000  6/26/07 (b).......................................      2,505,000
   5,000,000 Costilla Energy, Inc., 10.250% due 10/1/06.........      1,475,000
   1,000,000 Grey Wolf Inc., 8.875% due 7/1/07..................        870,000
   4,000,000 Lomak Petroleum Inc., 8.750% due 1/15/07 (a).......      3,520,000
   2,000,000 Northern Offshore Asia, 10.000% due 5/15/05........      1,020,000
             TransAmerican Energy Corp.:
   1,000,000 11.500% due 6/15/02 (d)(e).........................        115,000
   5,000,000 13.000% due 6/15/02 (d)(e).........................        525,000
   3,500,000 United Refining Co., 10.750% due 6/15/07...........      2,563,750
                                                                   ------------
                                                                     18,940,625
                                                                   ------------

 Financial Services -- 4.0%
             Airplanes Pass-Through Trust, 10.875% due 3/15/19
   3,250,000  (a)...............................................      3,247,725
   3,750,000 Avis Rent A Car Inc., 11.000% due 5/1/09 (a).......      3,764,063
             Contifinancial Corp.:
   1,500,000 7.500% due 3/15/02.................................      1,245,000
   1,000,000 8.375% due 8/15/03.................................        830,000
   2,500,000 8.125% due 4/1/08 (a)..............................      2,075,000
   1,500,000 DVI Inc., 9.875% due 2/1/04........................      1,462,500
             Imperial Credit Industries, Inc., 9.875% due
   1,000,000  1/15/07...........................................        800,000
   2,000,000 Intertek Finance, 10.250% due 11/1/06..............      1,952,500
             Morgan Stanley Aircraft Finance, Series 1A, Class
   3,000,000  D1, 8.700% due 3/15/23 (a)........................      2,715,000
   1,250,000 Nationwide Credit Inc., 10.250% due 1/15/08........        887,500
   4,000,000 Williams Scotsman, Inc., 9.875% due 6/1/07.........      3,980,000
                                                                   ------------
                                                                     22,959,288
                                                                   ------------

 Housing Related -- 0.1%
             American Architecture Products Corp., 11.750% due
   1,000,000  12/1/07...........................................        705,000
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Manufacturing -- 6.9%
 $ 1,000,000 Alvey Systems Inc., 11.375% due 1/31/03............   $  1,007,500
             American Axle & Manufacturing Holdings, Inc.,
   2,500,000  9.750% due 3/1/09.................................      2,506,250
             Axiohm Transaction Solutions Inc., 9.750% due
   5,000,000  10/1/07...........................................      2,500,000
   3,500,000 BE Aerospace, Inc., 9.500% due 11/1/08 ............      3,543,750
   4,000,000 Breed Technologies, Inc., 9.250% due 4/15/08.......        600,000
   1,250,000 Federal Mogul, 7.500% due 1/15/09 (a)..............      1,157,812
   3,250,000 Foamex International Inc., 9.875% due 6/15/07......      2,778,750
             Hayes Lemmerz International, Inc., 8.250% due
   2,500,000  12/15/08..........................................      2,362,500
             High Voltage Engineering Corp., 10.500% due
   5,000,000  8/15/04...........................................      4,675,000
     825,000 International Knife & Saw, 11.375% due 11/15/06....        814,688
             International Utility Structures Inc., 10.750% due
     875,000  2/1/08............................................        881,563
   2,000,000 JH Heafner Co. Inc., 10.000% due 5/15/08...........      2,052,500
             Jordan Industries, Inc., (Zero coupon until 4/1/02,
   2,010,483  11.750% thereafter) due 4/1/09 (a)................      1,304,300
             L-3 Communications Holdings, Inc., 10.375% due
   2,000,000  5/1/07............................................      2,120,000
   2,000,000 Packard BioScience Co., 9.375% due 3/1/07..........      1,890,000
   4,000,000 Polymer Group Inc., 9.000% due 7/1/07..............      3,920,000
   3,500,000 Stellex Industries Inc., 9.500% due 11/1/07........      3,180,625
             ZSC Specialty Chemicals PLC, 11.000% due 7/1/99
   2,500,000  (a)...............................................      2,525,000
                                                                   ------------
                                                                     39,820,238
                                                                   ------------

 Media & Telecommunication -- 16.4%
             Adelphia Communications Corp.:
   2,000,000 10.500% due 7/15/04................................      2,145,000
   1,750,000 9.875% due 3/1/07..................................      1,855,000
   2,250,000 Advanstar Communications Inc., 9.250% due 5/1/08...      2,250,000
             Avalon Cable Holdings, (Zero coupon until 12/1/03,
   5,000,000  11.875% thereafter) due 12/1/08...................      3,350,000
             Big Flower Press:
   1,000,000 8.875% due 7/1/07..................................        970,000
   3,000,000 8.675% due 12/1/08 (a).............................      2,790,000
   2,250,000 Centennial Cellular Corp., 10.750% due 12/15/08....      2,328,750
             Century Communications:
   2,500,000 8.750% due 10/1/07.................................      2,481,250
   1,750,000 8.375% due 12/15/07................................      1,715,000
   1,500,000 Chancellor Media Corp., 9.375% due 10/1/04.........      1,545,000
             Charter Communications International, (Zero coupon
   5,000,000  until 4/1/04, 9.920% thereafter) due 4/1/11 (a)...      3,112,500
             Citadel Broadcasting Co.:
   2,000,000 10.250% due 7/1/07.................................      2,160,000
   1,000,000 9.250% due 11/15/08................................      1,032,500
   5,000,000 CSC Holdings Inc., 10.500% due 5/15/16.............      5,650,000
             Diamond Cable Communications PLC, (Zero coupon
   2,000,000  until 12/15/00, 11.750% thereafter) due 12/15/05..      1,770,000
   3,250,000 Facilicom International, 10.500% due 1/15/08.......      2,518,750
   1,500,000 Garden State Newspapers, Inc., 8.750% due 10/1/09..      1,425,000
             Hollinger International Publishing:
   1,000,000 9.250% due 2/1/06..................................      1,022,500
   4,000,000 9.250% due 3/15/07.................................      4,090,000
             ICG Holdings:
             Zero Coupon until 9/15/00 (13.500% thereafter) due
   2,250,000  5/1/01............................................      1,800,000
             Zero Coupon until 9/15/00 (13.500% thereafter) due
   2,500,000  9/15/05...........................................      2,250,000
             Intermedia Communications of Florida, (Zero coupon
   3,000,000  until 5/15/01, 12.500% thereafter) due 9/15/05....      2,482,500
   1,810,000 Jacor Communications, Inc., 9.750% due 12/15/06....      1,959,325
             Lin Holdings Co., (Zero coupon until 3/1/03,
   5,000,000  10.000% thereafter) due 3/1/08....................      3,262,500
   2,000,000 Lin Television, 8.375% due 3/1/08..................      1,925,000

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Media & Telecommunication -- 16.4% (continued)
             Metronet Communications, (Zero coupon until
 $ 8,000,000  6/15/03, 9.950% thereafter) due 6/15/08...........   $  5,960,000
             Nextel Communications, Inc.:
   4,900,000 9.750% due 8/15/04.................................      4,998,000
             Zero coupon until 10/31/02 (9.750% thereafter) due
   2,000,000  10/31/07..........................................      1,395,000
             NTL, Inc., (Zero coupon until 2/1/01, 11.500%
   3,000,000  thereafter) due 2/1/06............................      2,550,000
   2,500,000 Orange PLC, 9.000% due 6/1/09 (a)..................      2,506,250
     500,000 Perry-Judd, 10.625% due 12/15/07...................        492,500
             Price Communications Wireless, Inc., 9.125% due
   2,500,000  12/15/06..........................................      2,525,000
   1,250,000 Rogers Communictions, Inc., 8.875% due 7/15/07.....      1,262,500
   3,975,000 SFX Broadcasting, Inc., 10.750% due 5/15/06........      4,387,406
   1,949,000 Sun Media Corp., 9.500% due 2/15/07................      2,046,450
             Telewest Communications PLC, (Zero coupon until
   4,500,000  10/1/00, 11.000% thereafter) due 10/1/07..........      4,016,250
   1,000,000 Transwestern Publishing Co., 9.625% due 11/15/07...        982,500
             United International Holdings, (Zero Coupon until
   6,000,000  2/15/03, 10.750% thereafter) due 2/15/08 (a)......      3,990,000
                                                                   ------------
                                                                     95,002,431
                                                                   ------------

 Services & Other -- 5.7%
   5,000,000 Allied Waste Industries, Inc., 7.875% due 1/1/09...      4,643,750
   2,500,000 COMFORCE Corp., 12.000% due 12/1/07................      2,375,000
   3,200,000 DynCorp., 9.500% due 3/1/07........................      3,200,000
   3,000,000 Employee Solutions, Inc., 10.000% due 10/15/04.....      1,811,250
   3,250,000 Federal Data Corp., 10.125% due 8/1/05.............      3,152,500
   1,000,000 Iron Mountain Inc., 10.125% due 10/1/06 (a)........      1,062,500
   3,000,000 Loomis Fargo & Co., 10.000% due 1/15/04............      3,060,000
   4,000,000 Pierce Leahy Corp., 11.125% due 7/15/06............      4,400,000
   5,000,000 Protection One, Inc., 8.125% due 1/15/09 (a).......      4,750,000
   4,000,000 Safety-Kleen Services, 9.250% due 6/1/08...........      4,180,000
                                                                   ------------
                                                                     32,635,000
                                                                   ------------

 Transportation -- 2.0%
             Atlantic Express Transportation, 10.750% due
   2,000,000  2/1/04............................................      2,000,000
   2,500,000 Holt Group, 9.750% due 1/15/06 (a).................      1,750,000
   1,000,000 Teekay Shipping, 8.320% due 2/1/08.................        948,750
             TFM, (Zero coupon until 6/15/02, 11.750%
   6,500,000  thereafter) due 6/15/09 (d).......................      3,900,000
   4,928,700 Viacao Aerea Riograndens, 9.600% due 2/10/05.......      2,957,220
                                                                   ------------
                                                                     11,555,970
                                                                   ------------
             TOTAL CORPORATE BONDS
             (Cost -- $426,143,908).............................    378,208,837
                                                                   ------------

 SOVEREIGN BONDS -- 29.0%

 Argentina -- 4.8%
             Republic of Argentina, Global Bonds:
  21,570,000 11.000% due 12/4/05................................     19,844,400
   4,650,000 11.750% due 4/7/09.................................      4,185,000
   1,925,000 11.375% due 1/30/17................................      1,657,906
   2,000,000 12.125% due 2/25/19................................      1,820,000
                                                                   ------------
                                                                     27,507,306
                                                                   ------------

 Brazil -- 4.7%
             Federal Republic of Brazil:
  32,859,297 C Bond, 8.000% due 4/15/14 (c).....................     21,430,414
     125,000 DCB, Series L, 5.9375% due 4/15/12 (b).............         77,500
  10,000,000 FLIRB, Series L, 5.000% due 4/15/09 (b) ...........      5,800,000
                                                                   ------------
                                                                     27,307,914
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Bulgaria -- 1.7%
             Republic of Bulgaria, FLIRB, Series A, Bearer,
 $15,750,000  2.500% due 7/28/12 (b)............................   $  9,528,750
                                                                   ------------

 Colombia -- 1.4%
             Republic of Colombia:
   2,500,000 7.270% due 6/15/03 (b).............................      2,156,250
   5,300,000 9.705% due 8/13/05 (b).............................      4,558,000
   2,100,000 9.750% due 4/23/09 (b).............................      1,735,125
                                                                   ------------
                                                                      8,449,375
                                                                   ------------

 Croatia -- 1.3%
             Republic of Croatia, Series B, 5.8125% due 7/31/06
   8,851,097  (b)...............................................      7,423,858
                                                                   ------------

 Ecuador -- 0.8%
             Republic of Ecuador, Bearer:
   5,600,000 Par Bond, 4.000% due 2/28/25 (b)...................      2,184,000
   3,892,500 Series IE, 6.1875% due 2/27/15 (b).................      2,395,250
                                                                   ------------
                                                                      4,579,250
                                                                   ------------

 Ivory Coast -- 0.7%
             Republic of Ivory Coast, FLIRB, 2.000% due 3/29/18
  15,000,000  (b)...............................................      4,087,500
                                                                   ------------

 Mexico -- 3.3%
             United Mexican States, Global Bond:
   5,400,000 10.375% due 2/17/09................................      5,487,750
  12,550,000 11.375% due 9/15/16................................     13,420,594
                                                                   ------------
                                                                     18,908,344
                                                                   ------------

 Panama -- 0.7%
   4,500,000 Republic of Panama, 8.250% due 4/22/08.............      3,960,000
                                                                   ------------

 Peru -- 1.6%
             Republic of Peru:
   1,000,000 FLIRB, 3.750% due 3/7/17 (b).......................        549,375
  14,200,000 PDI, 4.500% due 3/7/17 (b).........................      8,804,000
                                                                   ------------
                                                                      9,353,375
                                                                   ------------

 Philippines -- 1.2%
             Republic of the Philippines, Global Bond:
   3,750,000 8.875% due 4/15/08.................................      3,703,125
   3,500,000 8.750% due 10/7/16.................................      3,209,500
                                                                   ------------
                                                                      6,912,625
                                                                   ------------

 Poland -- 0.2%
   1,950,000 Republic of Poland, Par, 3.000% due 10/27/24 (b)...      1,174,875
                                                                   ------------

 Russia -- 2.6%
             Russia, Global Bond:
   1,725,000 11.750% due 6/10/03................................      1,047,938
   8,560,000 Federation, 11.750% due 6/10/03....................      5,200,200
  15,400,000 Ministry of Finance, 12.750% due 6/24/28...........      8,758,750
                                                                   ------------
                                                                     15,006,888
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 Venezuela -- 4.0%
             Republic of Venezuela:
 $10,095,175 FLIRB, Series A, 6.000% due 3/31/07 (b)............   $  7,763,825
   3,619,025 FLIRB, Series B, 6.000% due 3/31/07 (b)............      2,783,285
  12,734,000 Global Bond, 13.625% due 8/15/18...................     11,492,435
   1,367,000 Global Bond, 9.250% due 9/15/27....................        919,308
                                                                   ------------
                                                                     22,958,853
                                                                   ------------
             TOTAL SOVEREIGN BONDS
             (Cost -- $166,320,962).............................    167,158,913
                                                                   ------------

 LOAN PARTICIPATIONS (f) -- 2.3%
             Jamaica, Tranche B, 5.8125% due 11/15/04 (Chase
   1,218,750  Manhattan Bank) (b)...............................        999,375
             Kingdom of Morocco, Tranche A, 5.90625% due 1/1/09
   4,321,428  (J.P. Morgan Securities) (b)......................      3,489,553
             The People's Democratic Republic of Algeria:
             Tranche 1, 6.000% due 9/4/06 (Chase Manhattan Bank)
   6,902,272  (b)...............................................      4,313,920
             Tranche 3, 6.000% due 3/4/10 (Chase Manhattan Bank)
   3,500,000  (b)...............................................      1,986,250
             Tranche A, 6.750% due 3/4/00 (Chase Manhattan Bank)
   1,959,090  (b)...............................................      1,866,034
             Russia, Principal Loan, 5.96875% due 12/15/20
   6,075,000  (Chase Manhattan Bank) (d)(e) ....................        747,984
                                                                   ------------
             TOTAL LOAN PARTICIPATIONS
             (Cost -- $15,966,840)..............................     13,403,116
                                                                   ------------

   Shares
   ------
 PREFERRED STOCK -- 0.4%
      80,000 California Federal Capital, Series A, 9.125%.......      2,100,000
             TCR Holding Corp:
       9,787 Class B (d)........................................            587
       5,383 Class C (d)........................................            301
      14,191 Class D (d)........................................            752
      29,362 Class E (d)........................................          1,850
                                                                   ------------
             TOTAL PREFERRED STOCK
             (Cost -- $2,003,490)...............................      2,103,490
                                                                   ------------

  Warrants
  --------
 WARRANTS (d) -- 0.4%
       4,000 Glasstech, Expires 6/30/04.........................          2,000
         900 In Flight Phone, Expires 8/31/02...................              0
      18,950 Republic of Argentina, Expires 12/3/99.............        165,813
       2,000 Terex Stock Appreciation Rights, Expires 5/15/02...         48,000
      32,623 United Mexican States, Expires 2/18/00.............      2,120,495
         750 Wireless One, Expires 10/19/00.....................            187
                                                                   ------------
             TOTAL WARRANTS
             (Cost -- $1,967,132)...............................      2,336,495
                                                                   ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $612,402,332).............................    563,210,851
                                                                   ------------

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 2.4%
 $13,910,000 State Street Bank & Trust Co., 4.700% due 7/1/99;
              Proceeds at maturity -- $13,911,816; (Fully
              collateralized by U.S. Treasury Notes, 8.875% due
              8/15/17; Market value -- $14,189,180) (Cost --
               $13,910,000).....................................   $ 13,910,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $626,312,332*)............................   $577,120,851
                                                                   ============

------
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b) Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(c) Payment-in-kind security for which all or part of the interest earned may be paid in additional bonds.
(d) Non-income producing security.
(e) Security is currently in default.
(f) Participation interest was aquired through the financial institutions indi-cated parenthetically.
 * Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:

    DCB -- Debt Conversion Bonds.
    FLIRB -- Front-Loaded Interest Reduction Bonds.
    IE -- Interest Equalization.
    PDI -- Past Due Interest.

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Strategic Bond Fund

--------------------------------------------------------------------------------
   Face
  Amount(a)                        Security                            Value

--------------------------------------------------------------------------------
 CORPORATE BONDS -- 34.1%

 Basic Industries -- 4.4%
 $   250,000 Berry Plastics Corp., 12.250% due 4/15/04...........   $    258,750
     185,000 EnviroSource, Inc., 9.750% due 6/15/03..............        116,550
     250,000 Huntsman Corp., 9.500% due 7/1/07...................        240,000
     250,000 Huntsman Packaging Corp., 9.125% due 10/1/07........        247,500
   1,000,000 Hylsa S.A. de C.V., 9.250% due 9/15/07..............        797,500
     250,000 Indesco International Inc., 9.750% due 4/15/08......        165,000
     250,000 Lyondell Chemicals Co., 10.875% due 5/1/09 (e)......        260,625
     250,000 Millar Western Forest, 9.875% due 5/15/08...........        241,250
     350,000 Monsanto Co., 5.875% due 12/1/08 (e)................        325,938
     250,000 Murrin Murrin Holdings, 9.375% due 8/31/07..........        220,000
     500,000 Octel Development PLC, 10.000% due 5/1/06...........        517,500
     225,000 P&L Coal Holdings, 9.625% due 5/15/08...............        227,250
     250,000 Phillip Brothers Chemical, 9.875% due 6/1/08........        235,000
     600,000 Praxair, Inc., 6.150% due 4/15/03...................        591,000
     250,000 Radnor Holdings Inc., 10.000% due 12/1/03...........        251,875
     300,000 Raytheon Co., 6.150% due 11/1/08....................        283,125
     500,000 United Industries Corp., 9.875% due 4/1/09 (e)......        475,000
     500,000 ZSC Speciality, 11.000% due 7/1/09 (e)..............        505,000
                                                                    ------------
                                                                       5,958,863
                                                                    ------------

 Consumer Cyclicals -- 3.5%
     400,000 Archibald Candy Corp., 10.250% due 7/1/04...........        405,000
     375,000 Avis Rent A Car, 11.000% due 5/1/09 (e).............        376,407
     250,000 Cole National Group, 8.625% due 8/15/07.............        232,500
     250,000 Collins & Aikman Flooring, 10.000% due 1/15/07......        252,500
     250,000 Finlay Fine Jewelry, 8.375% due 5/1/08..............        242,812
     350,000 HMH Properties Inc., 7.875% due 8/1/08..............        322,000
     500,000 Maxim Group Inc., 9.250% due 10/15/07...............        500,625
     500,000 Musicland Group, 9.875% due 3/15/08.................        504,375
     250,000 Prime Hospitality, 9.750% due 4/1/07................        246,875
     375,000 Simmons Co., 10.250% due 3/15/09 (e)................        382,500
     550,000 Staples Inc., 7.125% due 8/15/07 ...................        549,313
     250,000 Sun International Hotel, 8.625% due 12/15/07........        251,250
     500,000 Worldtex Inc., 9.625% due 12/15/07..................        427,500
                                                                    ------------
                                                                       4,693,657
                                                                    ------------

 Consumer Non-Cyclicals -- 5.8%
     500,000 Aetna Services Inc., 7.625% due 8/15/26.............        487,320
     250,000 Ameriserve Foods, 10.125% due 7/15/07...............        212,500
     250,000 CFP Holdings, 11.625% due 1/15/04...................        213,750
     250,000 Dade International Inc., 11.125% due 5/1/06.........        270,937
     250,000 Delta Beverage Group, 9.750% due 12/15/03...........        258,125
     200,000 Dole Foods Co., 6.750% due 7/15/00..................        200,500
     300,000 Ekco Group, Inc., 9.250% due 4/1/06.................        302,625
     250,000 French Fragrances, Inc., 10.375% due 5/15/07 .......        254,062
     250,000 Graham Field, 9.750% due 8/15/07....................        173,750
     350,000 Harrahs Operating, 7.875% due 12/15/05..............        339,500
     163,000 Hines Horticulture, 11.750% due 10/15/05............        174,003
     375,000 Home Interiors, 10.125% due 6/1/08..................        375,000
     375,000 Horseshoe Gaming, 9.375% due 6/15/07................        378,750
     375,000 Imperial Holly, 9.750% due 12/15/07.................        371,250

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
   Face
  Amount(a)                        Security                           Value

-------------------------------------------------------------------------------
 Consumer Non-Cyclicals -- 5.8% (continued)
 $   500,000 Iowa Select, 10.750% due 12/1/05 (e)...............   $    400,000
     250,000 Mail-Well Corp., 8.750% due 12/15/08...............        243,750
     250,000 Majestic Star, 10.875% due 7/1/06 (e)..............        248,750
      50,000 Maxxim Medical, 10.500% due 8/1/06.................         53,750
     150,000 Mohegan Tribal Gaming, 8.750% due 1/1/09...........        148,500
     250,000 NBTY, 8.625% due 9/15/07...........................        221,563
             Nebco Evans, (Zero coupon until 7/15/02, 12.375%
     375,000 thereafter) due 7/15/07............................        187,500
     250,000 North Atlantic Trading, 11.000% due 6/15/04........        251,875
     250,000 Orange PLC, 9.000% due 6/1/09 (e)..................        250,625
     250,000 Park Place Entertainment, 7.875% due 12/15/05......        238,125
     190,000 Pueblo Xtra International, 9.500% due 8/1/03.......        184,300
     205,000 Purina Mills Inc., 9.000% due 3/15/10..............        161,950
     300,000 Revlon Worldwide, zero coupon bond due 3/15/01.....        204,750
     205,000 Shop Vac Corp., 10.625% due 9/1/03.................        226,270
     375,000 Universal Hospital Services, 10.250% due 3/1/08....        333,750
     350,000 Waterford Gaming, 9.500% due 3/15/10 (e)...........        350,000
                                                                   ------------
                                                                      7,717,530
                                                                   ------------

 Data Technology/Information Services -- 0.4%
     500,000 Amphenol Corp., 9.875% due 5/15/07.................        511,875
     250,000 DecisionOne Corp., 9.750% due 8/1/07...............         13,750
                                                                   ------------
                                                                        525,625
                                                                   ------------

 Energy -- 0.6%
     200,000 Benton Oil & Gas Co., 11.625% due 5/1/03...........        146,000
     250,000 Clark USA, 10.875% due 12/1/05.....................        215,625
     500,000 Costilla Energy, 10.250% due 10/1/06...............        147,500
     250,000 Frontier Oil Corp., 9.125% due 2/15/06.............        238,125
             TransAmerican Energy Corp.:
     250,000 11.500% due 6/15/02 (c)(d).........................         28,750
             Zero coupon until 6/15/99 (13.000% thereafter) due
     250,000 6/15/02 (c)(d).....................................         26,250
                                                                   ------------
                                                                        802,250
                                                                   ------------

 Financial Services -- 3.1%
     500,000 Airplanes Pass-Through Trust, 10.875% due 3/15/19..        499,650
     450,000 Bankamerica Corp., 5.750% due 3/1/04...............        438,187
     500,000 Contifinancial Corp., 8.375% due 8/15/03...........        415,000
     500,000 DVI Inc., 9.875% due 2/1/04 (e)....................        487,500
     330,000 First Data Corp., 6.375% due 12/15/07..............        321,750
     270,000 Ford Motor Credit, 5.800% due 1/12/09..............        247,388
     210,000 Merrill Lynch & Co., Inc., 6.000% due 11/15/04.....        205,014
     400,000 PaineWebber Group, 7.750% due 9/1/02...............        409,000
     200,000 Spieker Properties, 7.250% due 5/1/09..............        193,750
     600,000 U.S. Bank, 5.700% due 12/15/08.....................        549,750
     200,000 USL Capital Corp., 8.450% due 1/25/05..............        213,250
     250,000 William Scottsman, 9.875% due 6/1/07...............        248,750
                                                                   ------------
                                                                      4,228,989
                                                                   ------------

 Housing Related -- 0.7%
     250,000 CB Richard Ellis, 8.875% due 6/1/06................        249,375
     250,000 Forest City Enterprises, 8.500% due 3/15/08........        246,250
             Panolam Industries International, 11.500% due
     375,000 2/15/09 (e)........................................        386,250
                                                                   ------------
                                                                        881,875
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
   Face
  Amount(a)                        Security                           Value

-------------------------------------------------------------------------------
 Manufacturing -- 4.3%
 $   250,000 Alvey Systems Inc., 11.375% due 1/31/03............   $    251,875
             American Axle & Manufacturing Inc., 9.750% due
     375,000 3/1/09.............................................        375,937
             Axiohm Transaction Solution Inc., 9.750% due
     300,000 10/1/07............................................        150,000
     500,000 BE Aerospace Inc., 8.000% due 3/1/08...............        475,000
     500,000 Breed Technologies Inc., 9.250% due 4/15/08........         75,000
     250,000 Cabot Safety Corp., 12.500% due 7/15/05............        271,250
     500,000 Foamex L.P., 9.875% due 6/15/07....................        427,500
     250,000 Hexcel Corp., 9.750% due 1/15/09...................        251,563
     125,000 International Knife and Saw, 11.375% due 11/15/06..        123,438
     500,000 J.L. French, 11.500% due 6/1/09 (e)................        506,250
             Jordan Industries Inc.:
     125,000 10.375% due 8/1/07.................................        127,188
             Zero coupon until 4/1/02 (11.750% thereafter) due
     402,096 4/1/09.............................................        260,860
     250,000 Key Plastics Inc., 10.250% due 3/15/07.............        245,000
     250,000 L-3 Communications Corp., 8.000% due 8/1/08........        250,313
     335,000 Motors and Gears, 10.750% due 11/15/06 (e).........        340,863
     250,000 Neenah Corp., 11.125% due 5/1/07...................        247,813
     250,000 Packard Bioscience, 9.375% due 3/1/07..............        236,250
             Polymer Group, Inc.:
     375,000 9.000% due 7/1/07..................................        367,500
     125,000 8.750% due 3/1/08..................................        121,250
     250,000 Stellex Industries Inc., 9.500% due 11/1/07........        227,188
     400,000 TRW Inc., 6.450% due 6/15/01 (e)...................        400,000
                                                                   ------------
                                                                      5,732,038
                                                                   ------------

 Media & Telecommunications -- 6.3%
             Adelphia Communications:
      17,091 9.500% due 2/15/04.................................         17,924
     150,000 10.500% due 7/15/04................................        160,875
     250,000 7.875% due 5/1/09..................................        232,500
             Avalon Cable Holdings, (Zero coupon until 12/1/03,
     750,000 11.875% thereafter) due 12/1/08 (e)................        502,500
     500,000 Big Flower Press Holdings, 8.625% due 12/1/08......        465,000
     500,000 Capstar Broadcasting, 9.250% due 7/1/07............        517,500
             Century Communications:
     500,000 8.375% due 12/15/07................................        490,000
     250,000 Zero coupon due 1/15/08............................        112,500
             Charter Communications Holdings LLC, (Zero coupon
     750,000 until 4/1/04, 9.920% thereafter) due 4/1/11 (e)....        466,875
             Diamond Cable, (Zero coupon until 12/15/00, 11.750%
     250,000 thereafter) due 12/15/05...........................        221,250
     500,000 Energis PLC, 9.750% due 6/15/09 (e)................        501,250
     375,000 Falcon Holding Group, 8.375% due 4/15/10...........        371,250
     250,000 Garden State Newspapers, 8.750% due 10/1/09........        237,500
             Hollinger International Publishing Inc., 9.250% due
     275,000 2/1/06.............................................        281,188
             Intelcom Group, (Zero coupon until 9/15/00, 13.500%
     350,000 thereafter) due 9/15/05............................        315,000
     250,000 Intermedia Communications, 8.600% due 6/1/08.......        232,500
     500,000 Jordan Telecom, 9.875% due 8/1/07..................        490,625
             Lin Holdings Corp., (Zero coupon until 3/1/03,
     500,000 10.000% thereafter) due 3/1/08.....................        326,250
     500,000 Mediacom LLC, 8.500% due 4/15/08...................        495,000
             Metronet Communications, (Zero coupon until
     500,000 6/15/03, 9.950% thereafter) due 6/15/08............        372,500
             Nextel Communications:
     250,000 9.750% due 8/15/04.................................        255,000
             Zero coupon until 2/15/03 (9.950% thereafter) due
     250,000 2/15/08............................................        173,125
             NTL Inc., (Zero coupon until 2/1/01, 11.500%
     325,000 thereafter) due 4/15/05............................        276,250
     165,000 SFX Broadcasting, 10.750% due 5/15/06..............        182,119

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
    Face
  Amount(a)                          Security                         Value

-------------------------------------------------------------------------------
 Media & Telecommunications -- 6.3% (continued)
                  Telewest Communication PLC, (Zero coupon until
 $    450,000     10/1/00, 11.000% thereafter) due 10/1/07......   $    401,625
                  United International Holdings, (Zero coupon
                  until 2/15/03, 10.750% thereafter) due
      525,000     2/15/08.......................................        349,125
                                                                   ------------
                                                                      8,447,231
                                                                   ------------

 Services & Other -- 3.6%
                  Allied Waste North America, 7.875% due
      375,000     1/1/09........................................        348,282
      500,000     Comdisco, Inc., 6.000% due 1/30/02............        493,750
      250,000     Dyncorp Inc., 9.500% due 3/1/07...............        250,000
                  Integrated Electric Services, 9.375% due
      375,000     2/1/09........................................        369,375
                  Iron Mountain Inc.:
      250,000     10.125% due 10/1/06...........................        265,625
      125,000     8.750% due 9/30/09............................        123,750
                  Kinder-Care Learning Centers, 9.500% due
      500,000     2/15/09.......................................        480,000
      500,000     Loomis Fargo, 10.000% due 1/15/04.............        510,000
      250,000     Marsulex Inc., 9.625% due 7/1/08..............        257,188
      300,000     Pierce Leahy Corp., 8.125% due 5/15/08........        285,000
      250,000     Primark, Corp., 9.250% due 12/15/08...........        245,938
      375,000     Protection One, 8.125% due 1/15/09 (e)........        356,250
      500,000     Safety-Kleen, Corp., 9.250% due 5/15/09 (e)...        505,000
                  Service Corp. International, 6.000% due
      450,000     12/15/05......................................        415,125
                                                                   ------------
                                                                      4,905,283
                                                                   ------------

 Transportation -- 1.1%
      500,000     Coach USA Inc., 9.375% due 7/1/07.............        520,000
      250,000     Enterprise Shipholding, 8.875% due 5/1/08.....        175,000
      500,000     Holt Group, 9.750% due 1/15/06 (e)............        350,000
                  TFM S.A. de C.V., (Zero coupon until 6/15/02,
      400,000     11.750% thereafter) due 6/15/09...............        240,000
      410,725     Viacao Aerea Riograndens, 9.600% due 2/10/05..        246,435
                                                                   ------------
                                                                      1,531,435
                                                                   ------------

 Utilities -- 0.2%
      250,000     GTE Corp., 6.940% due 4/15/28.................        239,063
                                                                   ------------
                  TOTAL CORPORATE BONDS
                  (Cost -- $49,564,258).........................     45,663,839
                                                                   ------------

 SOVEREIGN BONDS -- 24.6%

 Argentina -- 3.7%
                  Republic of Argentina, Global Bond:
    1,000,000     11.000% due 12/4/05...........................        920,000
    4,650,000     11.375% due 1/30/17...........................      4,004,813
                                                                   ------------
                                                                      4,924,813
                                                                   ------------

 Australia -- 0.9%
    1,590,000 AUD Commerzbank, 10.250% due 4/20/00..............      1,091,495
                  New South Wales Treasury Corp., 7.375% due
      110,000 AUD 2/21/07.......................................         76,077
                                                                   ------------
                                                                      1,167,572
                                                                   ------------

 Brazil -- 3.9%
                  Federal Republic of Brazil:
    5,651,064     C Bond, 8.000% due 4/15/14 (f)(g).............      3,685,557
      475,000     EI Bond, 5.875% due 4/15/06 (f)...............        376,734
    1,500,000     Global Bond, 9.375% due 4/7/08................      1,166,250
                                                                   ------------
                                                                      5,228,541
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
    Face
  Amount(a)                          Security                         Value

-------------------------------------------------------------------------------
 Bulgaria -- 1.6%
                  Republic of Bulgaria:
 $  2,000,000     FLIRB, Series A, 2.500% due 7/28/12 (f).......   $  1,210,000
    1,400,000     IAB, 5.875% due 7/28/11 (f)...................        964,250
                                                                   ------------
                                                                      2,174,250
                                                                   ------------

 Canada -- 0.2%
      360,000 CAD Canadian Government, 6.000% due 6/1/08........        252,347
                                                                   ------------

 Ecuador -- 1.3%
                  Republic of Ecuador:
      187,500     IE Bond, 6.1875% due 12/21/04 (f).............        115,378
      800,000     Par Bond, 4.000% due 2/28/25 (f)..............        312,000
    4,139,775     PDI Bond, 6.000% due 2/27/15 (f)(g)...........      1,371,301
                                                                   ------------
                                                                      1,798,679
                                                                   ------------

 Greece -- 1.5%
                  Hellenic Republic:
  102,000,000 GRD 11.000% due 2/25/00...........................        327,194
  135,000,000 GRD 7.600% due 1/22/02............................        435,640
  321,500,000 GRD 8.900% due 4/1/03.............................      1,098,740
   37,000,000 GRD 8.700% due 4/8/05.............................        130,421
                                                                   ------------
                                                                      1,991,995
                                                                   ------------

 Italy -- 0.3%
      340,000 EUR Buoni Polienna, 5.250% due 11/1/29............        335,178
                                                                   ------------

 Ivory Coast -- 1.5%
                  Republic of Ivory Coast, FLIRB, 2.000% due
    7,400,000     3/29/18 (f)...................................      2,016,500
                                                                   ------------

 Mexico -- 0.5%
                  United Mexico States, Global Bond, 8.625% due
      750,000     3/12/08.......................................        695,625
                                                                   ------------

 Norway -- 0.5%
    5,000,000 NOK Norwegian T-Bill, 6.500% due 9/15/99..........        636,234
                                                                   ------------

 Peru -- 1.6%
                  Republic of Peru:
    2,500,000     FLIRB, 3.750% due 3/7/17 (f)..................      1,373,437
      200,000     FLIRB, Bearer, 3.750% due 3/7/17 (f)..........        109,875
    1,000,000     PDI, 4.500% due 3/7/17 (f)....................        620,000
                                                                   ------------
                                                                      2,103,312
                                                                   ------------

 Poland -- 0.5%
                  European Investment Bank, 10.500% due
      600,000 PLN 1/25/01.......................................        149,950
                  KFW International Finance, 16.300% due
    1,400,000 PLN 6/24/03.......................................        419,714
      190,000 PLN Nordic Investment Bank, 17.750% due 4/15/02...         55,205
                                                                   ------------
                                                                        624,869
                                                                   ------------

 Russia -- 1.6%
                  Russia, Ministry of Finance, Global Bond:
    4,000,000     11.000% due 7/24/18...........................      1,995,000
      300,000     12.750% due 6/24/28...........................        170,625
                                                                   ------------
                                                                      2,165,625
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
    Face
  Amount(a)                          Security                         Value

-------------------------------------------------------------------------------
 Slovenia -- 0.3%
 $    440,000 EUR Republic of Slovenia, 5.375% due 5/27/05......   $    465,011
                                                                   ------------

 Sweden -- 0.1%
    1,500,000 SEK Kingdom of Sweden, 6.500% due 5/5/08..........        195,205
                                                                   ------------

 United Kingdom -- 0.9%
                  Sudwest LB Capital Markets, 17.500% due
      660,000 PLN 5/5/03........................................        200,556
                  United Kingdom Treasury Bill, 6.500% due
      630,000 GBP 12/7/03.......................................      1,036,461
                                                                   ------------
                                                                      1,237,017
                                                                   ------------

 Venezuela -- 3.7%
                  Republic of Venezuela:
      809,521     DCB, Series DL, 6.3125% due 12/18/07 (f)......        623,837
      761,900     FLIRB, Series A, 6.000% due 3/31/07 (f).......        585,950
    1,142,850     FLIRB, Series B, 6.000% due 3/31/07 (f).......        878,924
    3,200,000     Global Bond, 13.625% due 8/15/18..............      2,888,000
                                                                   ------------
                                                                      4,976,711
                                                                   ------------
                  TOTAL SOVEREIGN BONDS
                  (Cost -- $35,119,509).........................     32,989,484
                                                                   ------------

 LOAN PARTICIPATIONS (h) -- 1.9%
                  Kingdom of Morocco, Tranche A, 5.906% due
      847,618     1/1/09 (J.P. Morgan) (f)......................        684,452
                  The People's Democratic Republic of Algeria,
                  Tranche 3, 6.000% due 3/4/10 (Chase Manhattan
    3,300,000     Bank) (f).....................................      1,872,750
                                                                   ------------
                  TOTAL LOAN PARTICIPATIONS
                  (Cost -- $2,470,318)..........................      2,557,202
                                                                   ------------

 U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 18.1%
                  Federal Home Loan Mortgage Corporation
                  (FHLMC):
      121,417     10.000% due 5/15/20...........................        131,345
        2,177     1.1157% due 6/15/21 -- Interest Only..........         54,534
       12,500     Gold, 6.000% due 10/1/10......................         12,075
      331,817     Gold, 7.000% due 7/1/11.......................        334,513
                  Federal National Mortgage Association (FNMA):
   16,550,000     6.500%, 30 year (TBA) (i).....................     16,027,641
    1,000,000     6.000%, 30 year (TBA) (i).....................        943,125
      943,032     7.368% due 8/17/03............................        948,632
       13,085     13.000% due 11/15/15..........................         15,318
      180,989     7.000% due 11/18/15...........................        180,537
       55,579     10.400% due 4/25/19...........................         58,278
    3,449,370     0.606% due 3/17/20 -- Interest Only...........         80,881
       75,714     6.500% due 2/1/26.............................         73,372
      776,637     6.500% due 3/1/26.............................        752,610
    5,840,795     1.641% due 2/25/35 -- Interest Only...........        428,364
    8,451,376     0.548% due 10/17/36 -- Interest Only..........        217,716
   11,383,383     1.044% due 6/25/38 -- Interest Only...........        655,193
                  U.S. Treasury Notes:
      200,000     4.750% due 2/15/04............................        191,750
      250,000     6.125% due 11/15/27...........................        248,147
    1,210,000     5.500% due 8/15/28............................      1,106,969
    2,000,000     5.250% due 11/15/28...........................      1,771,340
                                                                   ------------
                  TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
                  (Cost -- $25,145,537).........................     24,232,340
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
    Face
  Amount(a)                        Security                           Value

-------------------------------------------------------------------------------
 COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.1%
              Commercial Mortgage Asset Trust, Series 1999-C1,
 $  2,000,000 Class C, 7.350% due 8/17/13.......................   $  1,926,250
              Contimortgage Home Equity Loan Trust, Series 1999-
    1,000,000 3, Class B, 7.000% due 7/25/30....................        843,750
              First Union Residential Securitization, Series
      295,222 1998-A, Class B2, 7.000% due 8/25/28..............        266,992
              GE Capital Mortgage Services Inc., Series 1998-15,
    1,297,943 Class B1, 6.750% due 11/25/28.....................      1,216,822
              Green Tree Financial, Series 1997-6, Class A8,
    1,049,231 7.070% due 1/15/29................................      1,049,966
              Mid-State Trust, Series 6, Class A1, 7.340% due
    1,350,141 7/1/35............................................      1,360,267
              PNC Mortgage Securities:
      395,536 Series 1998-4, Class 3B3, 6.750% due 5/25/28......        350,792
      568,391 Series 1998-4, Class CB3, 6.838% due 5/25/28......        497,166
      946,693 Series 1998-5, Class CB2, 6.772% due 3/25/29......        877,467
      517,793 Series 1998-5, Class CB3, 6.734% due 7/25/28......        457,600
      746,989 Series 1998-5, Class DB3, 6.904% due 4/25/29......        652,682
                                                                   ------------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (Cost -- $9,872,693)..............................      9,499,754
                                                                   ------------

 COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.8%
              DLJ Commercial Mortgage Corp.:
              Series 1998-CF2, Class S, 0.851% due 11/12/31 --
   10,930,958  Interest Only....................................        570,465
              Series 1998-CG1, Class S, 0.708% due 5/10/23 --
   11,765,672  Interest Only....................................        500,041
                                                                   ------------
              TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
              (Cost -- $1,147,436)..............................      1,070,506
                                                                   ------------

    Shares
    ------
 PREFERRED STOCK -- 0.0%

 Financial/Leasing -- 0.0%
          841 TCR Holding, Series B.............................             50
          462 TCR Holding, Series C.............................             26
        1,218 TCR Holding, Series D.............................             65
        2,521 TCR Holding, Series E.............................            159
                                                                   ------------
              TOTAL PREFERRED STOCK
              (Cost -- $300)....................................            300
                                                                   ------------

   Warrants
   --------
 WARRANTS -- 0.1%
          400 In Flight Phone, Expires 2/18/00..................              0
        1,200 Republic of Argentina, Expires 12/3/99............         10,500
          942 United Mexican States, Expires 8/31/02............         61,230
                                                                   ------------
              TOTAL WARRANTS
              (Cost -- $59,325).................................         71,730
                                                                   ------------
              SUB-TOTAL INVESTMENTS
              (Cost -- $123,379,376)............................    116,085,155
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Strategic Bond Fund

-------------------------------------------------------------------------------
   Face
  Amount(a)                        Security                           Value
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (b) -- 13.3%
 $17,834,000 State Street Bank & Trust Co., 4.700% due 7/1/99;
              Proceeds at maturity -- $17,836,328; (Fully
              collateralized by U.S. Treasury Notes, 8.500% due
              2/15/20; Market value -- $18,194,176) (Cost --
               $17,834,000).....................................   $ 17,834,000
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $141,213,376*)............................   $133,919,155
                                                                   ============

------
(a) Principal denominated in U.S. dollars unless otherwise indicated.
(b) All or part of the security is segregated as collateral for mortgage dollar rolls.
(c) Non-income producing security.
(d) Security is currently in default.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(f) Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
(g) Payment-in-kind security for which all or part of the interest earned may be paid by the issuance of additional bonds.
(h) Participation interest was acquired through the financial institutions in-dicated.
(i) Mortgage dollar roll.
* Aggregate cost for Federal income tax purposes is substantially the same.

  Abbreviations used in this schedule:
  ---------------
  AUD -- Australian Dollar.
  CAD -- Canadian Dollar.
  DCB -- Debt Conversion Bonds.
  EI -- Eligible Interest.
  EUR -- Euro.
  FLIRB -- Floating Rate Interest Reduction Bonds.
  GBP -- Great Britain Pound.
  GRD -- Greek Drachma.
  IAB -- Interest in Arrears Bond.
  IE -- Interest Equalization.
  NOK -- Norwegian Krona.
  PDI -- Past Due Interest.
  PLN -- Poland Zloty.
  SEK -- Swedish Krona.
  TBA -- To be announced.
                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers National Intermediate Municipal Fund

-------------------------------------------------------------------------------
   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 LONG-TERM INVESTMENTS -- 92.8%

 California -- 3.8%
          Los Angeles, CA Harbor Department Revenue, Series B,
 $285,000 AMBAC-Insured, 6.00% due 8/1/03........................   $   302,966
          Oakland, CA Port Revenue, Series G, MBIA-Insured, 6.00%
  250,000 due 11/1/05............................................       271,460
                                                                    -----------
                                                                        574,426
                                                                    -----------

 District of Columbia -- 3.3%
          District of Columbia GO, Series A, MBIA-Insured, 5.00%
  500,000 due 6/1/06.............................................       503,465
                                                                    -----------

 Florida -- 1.2%
          Florida Housing Finance Agency Refunding, Single-Family
  175,000 Mortgage, Series A, 6.15% due 7/1/06...................       182,206
                                                                    -----------

 Hawaii -- 1.7%
          Hawaii State Department of Budget and Finance, Special
  250,000 Purpose Revenue, 5.60% due 7/1/06......................       260,117
                                                                    -----------

 Illinois -- 10.0%
          Chicago, IL O'Hare International Airport Revenue,
  250,000 Series B, 5.00% due 1/1/02.............................       253,283
          Chicago, IL Water Reclamation District Refunding, GO,
  300,000 5.90% due 12/1/06......................................       321,657
          Illinois Student Assistance Commission Student Loan
  400,000 Revenue, Series M, 6.40% due 3/1/04....................       423,432
          Springfield, IL Electric Revenue Refunding, MBIA-
  500,000 Insured, 6.00% due 3/1/06..............................       532,980
                                                                    -----------
                                                                      1,531,352
                                                                    -----------

 Indiana -- 10.0%
  500,000 Indiana Health Facilities Financing Authority Hospital
           Revenue Refunding, (Hancock Memorial Hospital Health
           Services), 5.80% due 8/15/06..........................       519,930
          Indiana Secondary Market for Educational Loans Revenue,
  300,000 Series C, AMBAC-Insured, 5.55% due 12/1/05.............       310,116
          Indiana Transportation Finance Authority Airport
  650,000 Facilities Lease Revenue, Series A, 6.25% due 11/1/03..       688,799
                                                                    -----------
                                                                      1,518,845
                                                                    -----------

 Louisiana -- 2.4%
          Louisiana Public Facilities Authority Student Loan
  350,000 Revenue, Series A-2, 6.75% due 9/1/06..................       366,965
                                                                    -----------

 Massachusetts -- 2.9%
  400,000 Massachusetts State Health and Educational Facilities
           Authority Revenue, (Dana Farber Cancer Project),
           Series G-1, 6.50% due 12/1/05.........................       435,556
                                                                    -----------

 Michigan -- 1.8%
          Detroit, MI Water Supply Systems, Series A, MBIA-
  250,000 Insured, 6.00% due 7/1/07..............................       268,883
                                                                    -----------

 Mississippi -- 2.4%
          Mississippi Higher Education, Series C, 6.05% due
  360,000 9/1/07.................................................       368,935
                                                                    -----------

 New Jersey -- 3.1%
          Passaic Valley, NJ Sewer Systems, Series D, AMBAC-
  450,000 Insured, 5.75% due 12/1/07.............................       476,091
                                                                    -----------

 New York -- 25.5%
          Long Island Power Authority, NY Electric Systems
  250,000 Revenue, MBIA-Insured, 5.00% due 4/1/04................       254,528
          Municipal Assistance Corp. for the City of New York,
  250,000 NY, Series J, 5.50% due 7/1/02.........................       258,580
  320,000 New York City, NY GO, Series D, 6.50% due 2/1/02.......       335,897
  130,000 New York City, NY GO, Escrowed to maturity with U.S.
           government securities, Series D, 6.50% due 2/1/02.....       137,108

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers National Intermediate Municipal Fund

-------------------------------------------------------------------------------
   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 New York --  25.5% (continued)
 $700,000 New York State Dormitory Authority Revenue, (College
           and University Educational Loan), MBIA-Insured,
           5.60% due 7/1/06......................................   $   723,219
          New York State Dormitory Authority Revenue, (Department
  500,000 of Health), 6.00% due 7/1/06...........................       530,450
  400,000 New York State Dormitory Authority Revenue, (State
           University of New York), Escrowed to maturity with
           U.S. government securities, Series X, 6.625% due
           7/1/04................................................       439,576
  500,000 New York State Mortgage Agency Revenue Homeowner
           Mortgage, Series 46, 5.90% due 10/1/06................       518,370
  400,000 New York State Thruway Authority Service Contract
           Revenue, (Local Highway and Bridge), Series A, MBIA-
           Insured, 6.00% due 1/1/04.............................       423,376
  250,000 New York State Urban Development Corporation Revenue,
           (Correctional Facilities Service Contract A),
           5.00% due 1/1/06......................................       250,825
                                                                    -----------
                                                                      3,871,929
                                                                    -----------

 Ohio -- 3.0%
          Cleveland, OH Airport Systems Revenue, Series A, FSA-
  250,000 Insured, 5.50% due 1/1/08..............................       256,655
  190,000 Miami County, OH Hospital Facilities Refunding and
           Improvement, (Upper Valley Medical Center),
           5.60% due 5/15/02.....................................       193,984
                                                                    -----------
                                                                        450,639
                                                                    -----------

 Pennsylvania -- 7.7%
  500,000 Allegheny County, PA Airport Revenue Refunding,
           (Pittsburgh International Airport), 5.50% due 1/1/03..       514,240
  400,000 Geisinger Authority, PA Health System, Series A, 6.00%
           due 7/1/01............................................       412,916
  250,000 Pennsylvania Housing Finance Agency, Single-Family
           Mortgage, Series 62A, 4.85% due 10/1/07...............       246,640
                                                                    -----------
                                                                      1,173,796
                                                                    -----------

 South Carolina -- 7.1%
  250,000 Piedmont Municipal Power Agency, SC Electric Revenue
           Refunding, Series B, FGIC-Insured,
           6.00% due 1/1/07......................................       266,770
  750,000 South Carolina State Public Service Authority Revenue
           Refunding, Series B, FGIC-Insured, 6.50% due 1/1/05...       815,168
                                                                    -----------
                                                                      1,081,938
                                                                    -----------

 Texas -- 3.6%
  500,000 Austin, TX Airport System Revenue, Series A, MBIA-
           Insured, 6.50% due 11/15/05...........................       545,600
                                                                    -----------

 Virginia -- 3.3%
  500,000 Pocahontas Parkway Association, VA Toll Road Revenue,
           Series A, 5.00% due 8/15/06...........................       499,080
                                                                    -----------
          TOTAL LONG-TERM INVESTMENTS
          (Cost -- $13,754,928)..................................    14,109,823
                                                                    -----------

 Indiana -- 0.6%
  100,000 Rockport, IN Pollution Control Revenue Refunding, (AEP
           Generating Company Project B), VR,
           3.45% due 7/1/99......................................       100,000
                                                                    -----------
 Michigan -- 0.7%
  100,000 University of Michigan, University Revenue, (Medical
           Service Plan), Series A, VR, 3.45% due 7/1/99.........       100,000
                                                                    -----------
 SHORT-TERM INVESTMENTS -- 7.2%



 North Carolina -- 1.3%
  200,000 Halifax County, NC Industrial Facilities and Pollution
           Control Financing Authority Revenue, VR,
           3.60% due 7/1/99......................................       200,000
                                                                    -----------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers National Intermediate Municipal Fund

-------------------------------------------------------------------------------
   Face
  Amount                          Security                             Value

-------------------------------------------------------------------------------
 Virginia -- 4.6%
 $300,000 Alexandria, VA Redevelopment and Housing Authority
           Residential Care Facilities Revenue, (Multi-Mode First
           Mortgage Goodwin B), VR, 3.60% due 7/1/99.............   $   300,000
  100,000 King George County, VA Industrial Development Authority
           Exempt Facilities Revenue, (Birchwood Power Partners
           B), VR, 3.70% due 7/1/99..............................       100,000
  300,000 Petersburg, VA Hospital Authority Hospital Facilities
           Revenue, (Southside Regional), VR, 3.60% due 7/1/99...       300,000
                                                                    -----------
                                                                        700,000
                                                                    -----------
          TOTAL SHORT-TERM INVESTMENTS
          (Cost -- $1,100,000)...................................     1,100,000
                                                                    -----------
          TOTAL INVESTMENTS -- 100%
          (Cost -- $14,854,928*).................................   $15,209,823
                                                                    ===========

------
* Aggregate cost for Federal income tax purposes is substantially the same.

 Abbreviations used in this schedule:
 ---------------

 AMBAC -- Insured as to principal and interest by the American Municipal Bond
   Assurance Corporation.
 FGIC -- Insured as to principal and interest by the Financial Guaranty Insur-
   ance Corporation.
 FSA -- Insured as to principal and interest by the Financial Security Assur-
   ance Corporation.
 GO -- General Obligation.
 MBIA -- Insured as to principal and interest by the MBIA Insurance Corpora-
   tion.
 VR -- Variable Rate Demand Note. Date shown is the date of next interest rate change.
                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers U.S. Government Income Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                            Value

-------------------------------------------------------------------------------
 U.S. TREASURY NOTES -- 12.7%
            U.S. Treasury Notes:
 $3,500,000 5.250% due 5/31/01...................................   $ 3,484,110
    700,000 4.750% due 2/15/04...................................       671,125
    450,000 4.750% due 11/15/08..................................       413,118
    500,000 5.250% due 2/15/29...................................       448,940
                                                                    -----------
            TOTAL U.S. TREASURY NOTES
            (Cost -- $5,655,616).................................     5,017,293
                                                                    -----------

 U.S. GOVERNMENT AGENCIES -- 43.0%
            Federal Home Loan Bank:
    100,000 5.940% due 6/13/00...................................       100,453
    500,000 5.800% due 9/2/08....................................       478,710
            Federal Home Loan Mortgage Corporation (FHLMC):
     11,341 11.750% due 1/1/11...................................        12,833
        137 11.750% due 6/1/14...................................           156
      3,660 11.750% due 12/1/14..................................         4,142
     25,755 11.750% due 7/1/15...................................        29,144
    468,753 8.000% due 7/1/20....................................       485,891
    568,631 10.000% due 9/1/20...................................       611,342
    183,521 7.000% due 4/15/21...................................       184,440
    500,000 6.000% due 8/28/28 (a)...............................       470,935
    212,498 Gold, 7.500% due 5/1/07..............................       216,083
     22,886 Gold, 6.000% due 7/1/10..............................        22,107
    112,267 Gold, 7.000% due 5/1/11..............................       113,179
    299,651 Gold, 7.000% due 7/1/11..............................       302,086
    465,786 Gold, 7.000% due 7/1/11..............................       469,573
    201,693 Gold, 7.000% due 8/1/11..............................       203,332
    103,209 Gold, 8.250% due 4/1/17..............................       106,854
    194,553 Gold, 8.000% due 12/1/19.............................       199,721
  3,435,515 Gold, 6.000% due 1/1/28..............................     3,246,562
            Federal National Mortgage Association (FNMA):
    140,449 6.500% due 12/1/03...................................       139,834
     18,161 14.500% due 11/15/14.................................        21,487
     50,665 12.500% due 9/20/15..................................        58,867
     52,342 13.000% due 11/15/15.................................        61,273
    303,775 12.000% due 1/1/16...................................       345,259
     20,119 12.000% due 1/15/16..................................        23,175
    184,036 12.500% due 1/15/16..................................       211,757
     15,189 11.500% due 9/1/19...................................        16,889
    112,444 10.500% due 8/1/20...................................       123,231
    205,257 8.500% due 11/1/23...................................       214,301
    108,434 9.000% due 8/1/26....................................       114,906
  5,100,000 6.500% due 11/15/28 (a)..............................     4,939,031
    500,049 6.500% due 4/1/29....................................       484,579
  3,000,000 6.000% due 9/1/30 (a)................................     2,829,375
    113,914 Government National Mortgage Association (GNMA),
             8.500% due 1/15/18..................................       119,360
                                                                    -----------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Cost -- $16,805,482)................................    16,960,867
                                                                    -----------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers U.S. Government Income Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                            Value

-------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES -- 8.9%
            Fanniemae-aces, Class A:
 $  646,529 Series 1997-M1, 6.780% due 1/17/30...................   $   650,279
    637,333 Series 1998-T1, 6.793% due 12/28/28..................       605,467
    675,000 Fanniemae-aces, Class B, Series 1998-M2, 6.250% due
             3/17/21.............................................       660,997
    800,000 Fanniemae-aces, Class C, Series 1998-M4, 6.527% due
             5/25/30.............................................       778,460
    750,000 Federal Home Loan Mortgage Corp, Class J, Series
             1763, 8.500% due 3/15/24............................       783,510
     19,199 Vendee Mortgage Trust, Class 1B, Series 1995-3,
             7.250% due 10/15/10.................................        19,178
                                                                    -----------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost -- $3,594,835).................................     3,497,891
                                                                    -----------
            SUB-TOTAL INVESTMENTS
            (Cost -- $26,055,933)................................    25,476,051
                                                                    -----------
 REPURCHASE AGREEMENTS (b) -- 35.4%
  7,000,000 SBC Warburg Dillion Read Inc., 4.800% due 7/1/99;
             Proceeds at maturity -- $7,000,933;
             (Fully collateralized by U.S. Treasury Notes, 6.375%
             due 8/15/27; Market value -- $7,140,111)............     7,000,000
  6,994,000 State Street Bank & Trust Co., 4.700% due 7/1/99;
             Proceeds at maturity -- $6,994,913;
             (Fully collateralized by U.S. Treasury Notes, 8.875%
             due 8/15/17; Market value -- $7,139,985)............     6,994,000
                                                                    -----------
            TOTAL REPURCHASE AGREEMENTS
            (Cost -- $13,994,000)................................    13,994,000
                                                                    -----------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $40,049,933*)...............................   $39,470,051
                                                                    ===========

------
(a) Mortgage dollar roll.
(b) All or part of the security is segregated as collateral for mortgage dollar rolls.
* Aggregate cost for Federal income tax purposes is substantially the same.
                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers New York Municipal Money Market Fund

-------------------------------------------------------------------------------
                                             Yield to
    Face                                 Maturity on Date Maturity
   Amount             Security             of Purchase+     Date      Value

-------------------------------------------------------------------------------
 MUNICIPAL SECURITIES -- 100%

 New York -- 99.6%
 $   655,000 Albany County, NY
              Industrial Development
              Agency VR...............         3.70%       7/1/99  $    655,000
   1,550,000 Auburn, NY Industrial
              Development Agency VR...         3.90        7/7/99     1,550,000
   1,050,000 Broome County, NY
              Industrial Development
              Agency VR...............         3.70        7/1/99     1,050,000
     900,000 Cattaraugus County, NY
              Industrial Development
              Agency VR...............         3.85        7/1/99       900,000
   1,330,000 Cattaraugus County, NY
              Industrial Development
              Agency VR...............         3.85        7/1/99     1,330,000
   1,300,000 Chautauqua County, NY
              Industrial Development
              Agency VR...............         3.90        7/7/99     1,300,000
   1,700,000 Chemung County, NY
              Industrial Development
              Agency VR...............         3.70        7/1/99     1,700,000
   4,100,000 Chenango, NY Industrial
              Development Agency VR...         3.85        7/1/99     4,100,000
     645,000 Colonie, NY Housing
              Development Corp. VR....         3.50        7/7/99       645,000
     450,000 Colonie, NY Industrial
              Development Agency VR...         3.70        7/1/99       450,000
     900,000 Dutchess County, NY
              Industrial Development
              Agency VR...............         3.70        7/1/99       900,000
     405,000 Erie County, NY
              Industrial Development
              Agency VR...............         3.70        7/1/99       405,000
     550,000 Erie County, NY
              Industrial Development
              Agency VR...............         3.70        7/1/99       550,000
   2,125,000 Erie County, NY
              Industrial Development
              Agency VR...............         3.70        7/1/99     2,125,000
     200,000 Erie County, NY
              Industrial Development
              Agency VR...............         3.85        7/1/99       200,000
     201,200 Erie County, NY
              Industrial Development
              Agency VR...............         3.85        7/1/99       201,200
   2,100,000 Islip, NY Industrial
              Development Authority
              VR......................         3.70        7/1/99     2,100,000
   4,400,000 Long Island, NY Power
              Authority VR............         3.55        7/7/99     4,400,000
   1,500,000 Metropolitan Transit
              Authority, NY (Pre-
              Refunded)...............         3.58        7/1/00     1,588,679
   5,000,000 Metropolitan Transit
              Authority, NY TECP......         3.10        8/5/99     5,000,000
   1,430,000 Monroe County, NY
              Industrial Development
              Agency PUT..............         3.35       12/1/99     1,430,000
     700,000 Monroe County, NY
              Industrial Development
              Agency PUT..............         3.50       6/15/00       700,000
     765,000 Monroe County, NY
              Industrial Development
              Agency VR...............         3.60        7/1/99       765,000
   3,005,000 Monroe County, NY
              Industrial Development
              Agency VR...............         3.60        7/1/99     3,005,000
   2,370,000 Monroe County, NY
              Industrial Development
              Agency VR...............         3.65        7/1/99     2,370,000
   2,525,000 Monroe County, NY
              Industrial Development
              Agency VR...............         3.70        7/1/99     2,525,000
   6,500,000 Monroe County, NY
              Industrial Development
              Agency VR...............         3.80        7/7/99     6,500,000
     660,000 Monroe County, NY
              Industrial Development
              Agency VR...............         3.85        7/1/99       660,000
   1,370,000 Monroe County, NY
              Industrial Development
              Agency VR...............         3.85        7/1/99     1,370,000
   1,610,000 Monroe County, NY
              Industrial Development
              Agency VR...............         3.85        7/1/99     1,610,000
     850,000 Municipal Assistance
              Corp. NY City, NY.......         3.15        7/1/99       850,000
   2,500,000 Nassau County, NY BANS...         3.50       8/17/99     2,501,014
   2,500,000 Nassau County, NY
              Industrial Development
              Agency VR...............         3.40        7/1/99     2,500,000
     750,000 Nassau County, NY
              Industrial Development
              Agency VR...............         3.70        7/1/99       750,000
   2,500,000 New York City, Municipal
              Water and Sewer Agency
              P/R.....................         3.39       6/15/00     2,629,668
   5,000,000 New York City, NY VR.....         3.45        7/7/99     5,000,000
   2,530,000 New York City, NY VR.....         3.35        7/7/99     2,530,000
   1,000,000 New York City, NY VR.....         3.45        7/7/99     1,000,000
   1,870,000 New York City, NY Health
              and Hospital Corp. VR...         3.50        7/7/99     1,870,000
   1,800,000 New York City, NY Housing
              Development Corp. VR....         3.25        7/7/99     1,800,000
   2,200,000 New York City, NY Housing
              Development Corp. VR....         3.30        7/7/99     2,200,000
     900,000 New York City, NY Housing
              Development Corp. VR....         3.30        7/7/99       900,000
   2,800,000 New York City, NY Housing
              Development Corp. VR....         3.30        7/7/99     2,800,000
   1,300,000 New York City, NY Housing
              Development Corp. VR....         3.30        7/7/99     1,300,000
   4,000,000 New York City, NY Housing
              Development Corp. VR....         3.45        7/7/99     4,000,000
   2,500,000 New York City, NY Housing
              Development Corp. VR....         3.65        7/7/99     2,500,000
   1,700,000 New York City, NY Housing
              Development Corp. VR....         3.65        7/7/99     1,700,000
     605,000 New York City, NY
              Industrial Development
              Agency VR...............         3.70        7/1/99       605,000
     300,000 New York City, NY
              Industrial Development
              Agency VR...............         3.85        7/1/99       300,000
     175,000 New York City, NY
              Industrial Development
              Agency VR...............         3.95        7/1/99       175,000

                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers New York Municipal Money Market Fund

-------------------------------------------------------------------------------
                                             Yield to
    Face                                 Maturity on Date Maturity
   Amount             Security             of Purchase+     Date      Value

-------------------------------------------------------------------------------
 New York --  99.6% (continued)
 $ 7,000,000 New York City, NY
              Transitional Finance
              Authority VR............         3.45%       7/7/99  $  7,000,000
   1,000,000 New York State, Dormitory
              Authority FGIC..........         3.78        7/1/99     1,000,000
   7,155,000 New York State, Dormitory
              Authority P/R...........         3.30       5/15/00     7,541,633
   3,000,000 New York State, Dormitory
              Authority VR............         4.15        7/1/99     3,000,000
     500,000 New York State,
              Environmental Facilities
              Corp. ..................         3.90       2/15/00       502,757
   1,000,000 New York State, Housing
              Finance Agency VR.......         3.30        7/7/99     1,000,000
     130,000 New York State, Job
              Development Authority
              VR......................         3.20        7/1/99       130,000
     115,000 New York State, Job
              Development Authority
              VR......................         3.20        7/1/99       115,000
     450,000 New York State, Job
              Development Authority
              VR......................         3.30        7/1/99       450,000
   1,490,000 New York State, Job
              Development Authority
              VR......................         3.30        7/1/99     1,490,000
     165,000 New York State, Job
              Development Authority
              VR......................         3.95        7/7/99       165,000
   1,770,000 New York State, Local
              Government Assistance
              Corp. VR................         3.30        7/7/99     1,770,000
   2,900,000 New York State, Power
              Authority TECP..........         3.10       7/12/99     2,900,000
     800,000 New York State, Power
              Authority TECP..........         3.20       7/12/99       800,000
     400,000 Niagara County, NY
              Industrial Development
              Agency VR...............         3.70        7/7/99       400,000
  10,000,000 Niagara County, NY
              Industrial Development
              Agency VR...............         3.75        7/7/99    10,000,000
     615,000 Niagara County, NY
              Industrial Development
              Agency VR...............         3.85        7/1/99       615,000
   4,750,000 Oneida County, NY
              Industrial Development
              Agency VR...............         3.85        7/1/99     4,750,000
   4,200,000 Onondaga County, NY
              Industrial Development
              Agency VR...............         3.75        7/7/99     4,200,000
   1,300,000 Onondaga County, NY
              Industrial Development
              Agency VR...............         3.75        7/7/99     1,300,000
   4,600,000 Ontario County, NY
              Industrial Development
              Agency VR...............         4.00        7/1/99     4,600,000
   2,680,000 Otsego County, NY
              Industrial Development
              Agency VR...............         3.40        7/1/99     2,680,000
   1,100,000 Rockland County, NY
              Industrial Development
              Agency VR...............         3.85        7/1/99     1,100,000
   4,270,000 Suffolk County, NY
              Industrial Development
              Agency VR...............         3.70        7/1/99     4,270,000
   3,800,000 Syracuse, NY Industrial
              Development Agency VR...         3.90        7/7/99     3,800,000
   4,235,000 Ulster County, NY
              Industrial Development
              Agency VR...............         3.50        7/7/99     4,235,000
   2,210,000 Warren & Washington
              Counties, NY Industrial
              Development Agency VR...         3.55        7/1/99     2,210,000
     300,000 Wyoming County, NY
              Industrial Development
              Agency VR...............         3.70        7/1/99       300,000
   5,460,000 Wyoming County, NY
              Industrial Development
              Agency VR...............         3.85        7/1/99     5,460,000
                                                                   ------------
                                                                    167,779,951
                                                                   ------------
 Puerto Rico -- 0.4%
     285,000 Commonwealth of Puerto
              Rico, Electric Power
              Authority MBIA..........         3.65        7/1/99       285,000
     100,000 Commonwealth of Puerto
              Rico, MBIA P/R..........         3.68        7/1/00       105,633
     250,000 Commonwealth of Puerto
              Rico, Public Improvement
              MBIA P/R................         3.69        7/1/99       253,750
                                                                   ------------
                                                                        644,383
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $168,424,334*)..                             $168,424,334
                                                                   ============

------
+ Yield to maturity on date of purchase, except in the case of Variable Rate
  Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, ma-turity date shown is the date of next interest rate change.
* Aggregate cost for Federal income tax purposes is substantially the same.

 Abbreviations used in this schedule:

 FGIC -- Insured as to principal and interest by the Financial Guaranty Insur-
     ance Corporation.
 MBIA -- Insured as to principal and interest by the MBIA Insurance Corpora-
     tion.
 PUT -- Optional or mandatory put. Maturity date shown is the put date as well as the date of the next interest rate change.
 TAN -- Tax Anticipation Note.
 TECP -- Tax Exempt Commercial Paper.
                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Cash Management Fund

-------------------------------------------------------------------------------
                                             Yield to
    Face                                 Maturity on Date Maturity
   Amount             Security             of Purchase+     Date      Value

-------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES -- 7.2%

 Financial Services -- 7.2%
 $   384,189 Ford Credit Auto.........         4.97%       1/18/00 $    384,189
     678,568 Ford Credit Auto.........         5.09        1/18/00      678,568
   1,000,000 Green Tree Financial
              Services................         4.94         6/1/00    1,000,000
   1,000,000 SMM Trust................         5.31       12/15/99    1,000,000
                                                                   ------------
             TOTAL ASSET-BACKED
             SECURITIES
             (Cost -- $3,062,757).....                                3,062,757
                                                                   ------------

 CERTIFICATES OF DEPOSIT -- 23.6%

 Banks -- 23.6%
   1,500,000 ABN AMRO Bank Chicago....         5.13        9/14/99    1,500,593
   1,000,000 Commerze AG Bank.........         5.08        2/11/00      999,985
   1,500,000 Credit Suisse/First
              Boston..................         5.71        7/20/99    1,500,466
   1,500,000 Landesbank Hessen-Thurin
              Bank....................         5.21        2/29/00    1,498,992
   1,000,000 Michigan National Bank...         5.01        9/10/99    1,000,019
   1,000,000 Montreal Bank............         4.98        7/21/99      999,955
   1,500,000 National Bank of Canada..         4.69       10/25/99    1,497,189
   1,000,000 UBS AG Stanford..........         5.65        7/26/99    1,000,225
                                                                   ------------
             TOTAL CERTIFICATES OF
             DEPOSIT
             (Cost -- $9,997,424).....                                9,997,424
                                                                   ------------

 COMMERCIAL PAPER -- 25.6%

 Agriculture -- 2.4%
   1,000,000 Ocean Spray Cranberries..         4.79         7/8/99      999,069
                                                                   ------------

 Banks -- 2.3%
   1,000,000 Nordbanken NA Inc........         4.81        8/10/99      994,655
                                                                   ------------

 Beverages, Food & Tobacco -- 3.8%
   1,590,000 Heinz Co.................         5.35         7/7/99    1,588,582
                                                                   ------------

 Consumer Products -- 3.5%
   1,500,000 Jostens Co...............         5.21         7/6/99    1,498,885
                                                                   ------------

 Electric -- 1.8%
     777,000 Sharp Electric...........         5.12        7/20/99      774,900
                                                                   ------------

 Municipal -- 5.9%
   1,000,000 Emory University,
              Georgia.................         4.95        7/13/99    1,000,000
     500,000 Tennessee State School
              Board...................         5.05        8/12/99      500,000
   1,000,000 Tennessee State School
              Board...................         5.10        8/12/99    1,000,000
                                                                   ------------
                                                                      2,500,000
                                                                   ------------

 Oil & Gas -- 3.5%
   1,500,000 BOC Group Inc............         5.25         7/2/99    1,499,781
                                                                   ------------

 Publishing -- 2.4%
   1,009,000 New York Times Co........         4.85         7/6/99    1,008,320
                                                                   ------------
             TOTAL COMMERCIAL PAPER
             (Cost -- $10,864,192)....                               10,864,192
                                                                   ------------


                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Cash Management Fund

-------------------------------------------------------------------------------
                                             Yield to
    Face                                 Maturity on Date Maturity
   Amount             Security             of Purchase+     Date      Value

-------------------------------------------------------------------------------
 FLOATING RATE NOTES -- 29.9%

 California -- 2.4%
 $ 1,000,000 Sacramento County, CA
              VR......................         5.06%       7/7/99  $  1,000,000
                                                                   ------------

 Florida -- 5.1%
   1,155,000 Baptist Health Systems,
              MBIA-Insured, VR........         5.10        7/7/99     1,155,000
   1,000,000 Dade County, FL
              Expressway Authority,
              FGIC-Insured, VR........         5.10        7/1/99     1,000,000
                                                                   ------------
                                                                      2,155,000
                                                                   ------------

 Illinois -- 4.8%
     340,000 Aurora Kane & Dupage
              County, IL Industrial
              Development Authority
              VR......................         5.14        7/1/99       340,000
   1,500,000 Edwards Hospital Group
              VR......................         5.06        7/7/99     1,500,000
     200,000 Illinois Student
              Assistance Commission
              VR......................         5.06        7/7/99       200,000
                                                                   ------------
                                                                      2,040,000
                                                                   ------------

 Indiana -- 1.2%
     500,000 Indiana State Development
              Finance Authority VR....         5.06        7/7/99       500,000
                                                                   ------------

 Louisiana -- 0.7%
     300,000 Calcasieu Parish, LA
              Industrial Development
              Agency VR...............         5.05        7/7/99       300,000
                                                                   ------------

 Michigan -- 1.6%
     700,000 Genesys Health Systems
              VR......................         5.11        7/7/99       700,000
                                                                   ------------

 Minnesota -- 5.2%
   1,000,000 Catholic Health
              Initiatives VR..........         5.10        7/7/99     1,000,000
   1,200,000 Fairview Hospital &
              Healthcare Systems VR...         5.09        7/1/99     1,200,000
                                                                   ------------
                                                                      2,200,000
                                                                   ------------

 New Jersey -- 0.6%
     235,000 New Jersey Economic
              Development Authority
              VR......................         5.35        7/5/99       235,000
                                                                   ------------

 New York -- 4.3%
     925,000 Clinton County, NY
              Industrial Development
              Agency VR...............         5.25        7/1/99       925,000
     900,000 New York State Housing
              Finance Authority VR....         5.10        7/7/99       900,000
                                                                   ------------
                                                                      1,825,000
                                                                   ------------

 North Carolina -- 0.9%
     400,000 Community Health Systems
              VR......................         5.15        7/7/99       400,000
                                                                   ------------

 Pennsylvania -- 3.1%
     395,000 Moon, PA Industrial
              Development Authority
              VR......................         5.14        7/1/99       395,000
     925,000 Pennsylvania Economic
              Development Authority
              VR......................         5.00        7/1/99       925,000
                                                                   ------------
                                                                      1,320,000
                                                                   ------------
             TOTAL FLOATING RATE NOTES
             (Cost -- $12,675,000)....                               12,675,000
                                                                   ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $36,599,373)....                               36,599,373
                                                                   ------------



                       See Notes to Financial Statements.

Schedules of Investments
(unaudited) (continued)
Salomon Brothers Cash Management Fund

-------------------------------------------------------------------------------
    Face
   Amount                          Security                           Value

-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 13.7%
  $5,801,301 State Street Bank & Trust Co., 4.700% due 7/1/99;
              Proceeds at maturity -- $5,802,058;
              (Fully collateralized by U.S. Treasury Bills,
              0.000% due 5/15/01; Market value -- $5,917,350)
              (Cost -- $5,801,301)..............................   $  5,801,301
                                                                   ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $42,400,674*).............................   $ 42,400,674
                                                                   ============

------
+ Yield to maturity on date of purchase, except in the case of Variable Rate
  Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, ma-turity date shown is the date of next interest rate change.
*Aggregate cost for Federal income tax purposes is substantially the same.

 Abbreviations used in this schedule:

 FGIC  -- Insured as to principal and interest by the Financial Guaranty In-
     surance Corporation.
 GO -- General Obligation.
 MBIA -- Insured as to principal and interest by the MBIA Insurance Corpora-
     tion.
                       See Notes to Financial Statements.

Statements of Assets and Liabilities
June 30, 1999 (unaudited)

                                Asia       Small Cap     Capital     Investors
                             Growth Fund  Growth Fund      Fund         Fund
--------------------------------------------------------------------------------
ASSETS:
 Investments, at value
  (Note A).................  $17,423,919  $12,679,259  $277,006,891 $845,093,499
 Repurchase agreements, at
  value....................           --      153,000    12,187,000   28,784,000
 Foreign currency, at
  value+...................      183,500           --            --           --
 Cash......................           --          978           403          147
 Receivable for securities
  sold.....................      709,528    1,032,405     2,075,555   16,895,745
 Receivable for Fund shares
  sold.....................      219,505      252,173       785,775      510,901
 Dividends and interest
  receivable...............       14,041          343       273,662    1,340,562
 Receivable for open
  forward foreign currency
  contracts................        2,451           --            --           --
 Receivable from manager...       91,066           --            --           --
 Deferred organization
  costs....................       41,600           --            --           --
 Other assets..............        1,990           --        13,599        9,375
                             -----------  -----------  ------------ ------------
 Total Assets..............   18,687,600   14,118,158   292,342,885  892,634,229
                             -----------  -----------  ------------ ------------
LIABILITIES:
 Dividends payable.........           --           --            --           --
 Administration fees
  payable..................        2,004        1,368            --           --
 Management fees payable...           --          288       184,692    1,049,211
 Payable for open forward
  foreign currency
  contracts................      134,073           --            --           --
 Payable for Fund shares
  purchased................       18,739       22,247       128,865      295,164
 Payable for options
  written..................           --           --       930,975           --
 Service and distribution
  fees payable.............        9,542        7,421        50,312       94,547
 Payable to bank...........      362,832           --            --           --
 Payable for securities
  purchased................      459,104      752,681     1,725,548    3,732,374
 Accrued expenses..........       67,608        6,247         1,070      195,950
 Other liabilities.........           --           --            --           --
                             -----------  -----------  ------------ ------------
 Total Liabilities.........    1,053,902      790,252     3,021,462    5,367,246
                             -----------  -----------  ------------ ------------
Total Net Assets...........  $17,633,698  $13,327,906  $289,321,423 $887,266,983
                             ===========  ===========  ============ ============
NET ASSETS:
 Par value of shares of
  capital stock............  $     1,881  $       993  $     11,139 $ 35,056,281
 Capital paid in excess of
  par value................   21,107,575   10,360,213   205,574,347  461,972,642
 Undistributed
  (overdistributed) net
  investment income........      (71,540)     (75,074)      552,213    2,369,840
 Accumulated net realized
  gain (loss) from security
  transactions, options and
  futures contracts........   (7,074,501)     281,639    26,075,126  127,159,692
 Net unrealized
  appreciation
  (depreciation) on
  investments, options,
  foreign currencies and
  futures contracts........    3,670,283    2,760,135    57,108,598  260,708,528
                             -----------  -----------  ------------ ------------
 Total Net Assets..........  $17,633,698  $13,327,906  $289,321,423 $887,266,983
                             ===========  ===========  ============ ============
Shares Outstanding:
Class A....................      590,189      340,960       734,230    2,033,637
                             ===========  ===========  ============ ============
Class B....................      823,956      416,488     1,869,337    3,476,315
                             ===========  ===========  ============ ============
Class 2....................      359,961      235,215       534,183      757,539
                             ===========  ===========  ============ ============
Class O....................      107,293          754     8,001,431   28,788,790
                             ===========  ===========  ============ ============
Net Asset Value:
Class A Shares
 Net asset value*..........  $      9.47  $     13.48  $      25.99 $      25.30
                             ===========  ===========  ============ ============
 Maximum offering price per
  share (based on maximum
  sales charge of 5.75%,
  except Cash Management
  Fund and New York
  Municipal Money Fund)....  $     10.05  $     14.30  $      27.58 $      26.84
                             ===========  ===========  ============ ============
 Maximum offering price per
  share (based on maximum
  sales charge of 4.75%,
  except Cash Management
  Fund and New York
  Municipal Money Fund)....          N/A          N/A           N/A          N/A
                             ===========  ===========  ============ ============
Class B Shares
 Net asset value and
  offering price per
  share*...................  $      9.31  $     13.37  $      25.60 $      25.07
                             ===========  ===========  ============ ============
Class 2 Shares
 Net asset value*..........  $      9.31  $     13.39  $      25.64 $      25.10
                             ===========  ===========  ============ ============
 Maximum offering price per
  share (based on maximum
  sales charge of 1.00%,
  except Cash Management
  Fund and New York
  Municipal Money Fund)....  $      9.40  $     13.53  $      25.90 $      25.35
                             ===========  ===========  ============ ============
Class O Shares
 Net asset value, offering
  price and redemption
  price per share..........  $      9.53  $     13.51  $      26.08 $      25.34
                             ===========  ===========  ============ ============
Note A: Cost of investments
 and repurchase
 agreements................  $13,655,695  $10,072,124  $231,988,656 $613,168,971
                             ===========  ===========  ============ ============

 * Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
 + Foreign currency at cost for the Asia Growth and Strategic Bond Funds are
   $157,787 and $112,264, respectively.
                       See Notes to Financial Statements.

                                              National       U.S.        New York       Cash
    Total       High Yield    Strategic     Intermediate  Government    Municipal    Management
 Return Fund    Bond Fund     Bond Fund    Municipal Fund Income Fund   Money Fund      Fund
-------------------------------------------------------------------------------------------------
 $201,083,101  $563,210,851  $116,085,155   $15,209,823   $25,476,051  $168,424,334  $36,599,373
    1,760,000    13,910,000    17,834,000            --    13,994,000            --    5,801,301
           --            --       111,902            --            --            --           --
          445            55           487        91,655           733     1,878,614           --
      194,892     5,054,604       126,750            --            --            --           --
      126,750     1,422,671       446,038         3,335        76,979            --           --
    1,428,230    11,898,296     2,268,500       277,090       186,102       856,006      412,262
           --            --        19,681            --            --            --           --
           --            --            --        26,624            --            --           --
       22,952        19,115        19,189        15,161        15,698            --           --
        9,444         8,441         4,923        36,707        57,501            --       44,990
 ------------  ------------  ------------   -----------   -----------  ------------  -----------
  204,625,814   595,524,033   136,916,625    15,660,395    39,807,064   171,158,954   42,857,926
 ------------  ------------  ------------   -----------   -----------  ------------  -----------
      504,897     4,899,426       783,444        58,867       141,252       417,610       70,686
       24,014        74,684        15,011         1,997         3,904        11,579       12,176
       55,845       355,874        64,787            --         4,123        28,909       35,241
           --            --            --            --            --            --           --
      247,339       936,101       132,330            --        14,176            --       17,040
           --            --            --            --            --            --           --
      129,822       357,913        78,476         5,637        17,672            --           --
           --            --            --            --            --            --           --
   10,383,889    10,812,283    16,937,427            --     8,176,226            --           --
       90,567       365,804         3,723         3,841        11,618       219,150       41,757
        6,133            --            --            --            --            --           --
 ------------  ------------  ------------   -----------   -----------  ------------  -----------
   11,442,506    17,802,085    18,015,198        70,342     8,368,971       677,248      176,900
 ------------  ------------  ------------   -----------   -----------  ------------  -----------
 $193,183,308  $577,721,948  $118,901,427   $15,590,053   $31,438,093  $170,481,706  $42,681,026
 ============  ============  ============   ===========   ===========  ============  ===========
 $     13,769  $     59,350  $     12,174   $     1,513   $     3,164  $    170,717  $    42,684
  168,091,053   686,483,586   130,113,044    15,322,784    32,225,933   170,546,707   42,641,186
        6,788    (3,191,359)   (1,554,839)      (52,673)     (218,223)           --           --
    3,382,296   (56,438,148)   (2,392,975)      (36,466)        7,101      (235,718)      (2,844)
   21,689,402   (49,191,481)   (7,275,977)      354,895      (579,882)           --           --
 ------------  ------------  ------------   -----------   -----------  ------------  -----------
 $193,183,308  $577,721,948  $118,901,427   $15,590,053   $31,438,093  $170,481,706  $42,681,026
 ============  ============  ============   ===========   ===========  ============  ===========
    3,053,304    14,583,394     2,225,793       471,130       741,703     5,062,194   18,258,181
 ============  ============  ============   ===========   ===========  ============  ===========
    8,624,743    34,085,735     7,294,280       317,942     1,592,876       224,716   14,043,660
 ============  ============  ============   ===========   ===========  ============  ===========
    1,977,055     9,420,232     2,603,178       308,017       494,569        25,281    1,782,308
 ============  ============  ============   ===========   ===========  ============  ===========
      113,913     1,260,983        50,267       415,630       334,400   165,405,233    8,599,721
 ============  ============  ============   ===========   ===========  ============  ===========
 $      14.06  $       9.74  $       9.77   $     10.32   $      9.93  $       1.00  $      1.00
 ============  ============  ============   ===========   ===========  ============  ===========
 $      14.92           N/A           N/A           N/A           N/A           N/A          N/A
 ============  ============  ============   ===========   ===========  ============  ===========
          N/A  $      10.23  $      10.26   $     10.83   $     10.43           N/A          N/A
 ============  ============  ============   ===========   ===========  ============  ===========
 $      14.02  $       9.73  $       9.76   $     10.28   $      9.94  $       1.00  $      1.00
 ============  ============  ============   ===========   ===========  ============  ===========
 $      14.05  $       9.73  $       9.78   $     10.29   $      9.94  $       1.00  $      1.00
 ============  ============  ============   ===========   ===========  ============  ===========
 $      14.19  $       9.83  $       9.88   $     10.39   $     10.04           N/A          N/A
 ============  ============  ============   ===========   ===========  ============  ===========
 $      14.13  $       9.74  $       9.76   $     10.32   $      9.94  $       1.00  $      1.00
 ============  ============  ============   ===========   ===========  ============  ===========
 $181,153,699  $626,312,332  $141,213,376   $14,854,928   $40,049,933  $168,424,334  $42,400,674
 ============  ============  ============   ===========   ===========  ============  ===========

                       See Notes to Financial Statements.

Statements of Operations
For the Six Months Ended June 30, 1999 (unaudited)

                              Asia       Small Cap     Capital     Investors
                           Growth Fund  Growth Fund     Fund          Fund
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest................  $   13,332   $   12,242   $ 1,019,361  $  1,849,618
 Dividends...............      99,521       12,835     1,740,519     5,933,403
 Less: Foreign
  withholding tax (Note
  1).....................      (3,749)          --        (6,059)      (70,154)
                           ----------   ----------   -----------  ------------
 Total Investment
  Income.................     109,104       25,077     2,753,821     7,712,867
                           ----------   ----------   -----------  ------------
EXPENSES:
 Management fees (Note
  2).....................      57,490       40,477     1,028,431     2,047,661
 Custody.................      50,429        2,000        23,697        18,100
 Distribution and service
  fees...................      47,393       36,906       229,719       534,525
 Shareholder and system
  servicing fees.........      44,888       16,886        43,078       258,106
 Registration fees.......      39,418       20,900        21,901        58,363
 Amortization of deferred
  organization costs
  (Note 1)...............      11,155           --            --            --
 Administration fees
  (Note 2)...............       6,642        2,530            --            --
 Audit and legal.........      15,973        6,500        54,843        55,205
 Directors' fees.........       1,448        1,500        33,666        48,734
 Shareholder
  communications.........         905       10,500        14,299        52,128
 Other...................       4,844        2,141        17,692        30,770
                           ----------   ----------   -----------  ------------
 Total expenses..........     280,585      140,340     1,467,326     3,103,592
 Less: Management fee
  waiver and expense
  reimbursement (Note
  2).....................    (148,555)     (40,189)           --            --
                           ----------   ----------   -----------  ------------
 Net Expenses............     132,030      100,151     1,467,326     3,103,592
                           ----------   ----------   -----------  ------------
Net Investment Income
 (Loss)..................     (22,926)     (75,074)    1,286,495     4,609,275
                           ----------   ----------   -----------  ------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS, OPTIONS,
FUTURES CONTRACTS AND
FOREIGN CURRENCIES (NOTES
1 AND 4):
 Realized Gain (Loss)
  From:
 Security transactions
  (excluding short-term
  securities)............   2,507,533      601,600    21,230,180    80,922,888
 Options written.........     106,575           --            --            --
 Options purchased.......     304,124           --            --            --
 Futures contracts.......       8,161           --            --            --
 Foreign currency
  transactions...........    (142,683)          --            --            --
                           ----------   ----------   -----------  ------------
 Net Realized Gain
  (Loss).................   2,783,710      601,600    21,230,180    80,922,888
                           ----------   ----------   -----------  ------------
 Change in Net Unrealized
 Appreciation
 (Depreciation) on
 Investments, Options,
 Futures Contracts and
 Foreign Currencies:
 Beginning of period.....     710,436    1,581,980    45,726,233   228,921,656
 End of period...........   3,670,283    2,760,135    57,108,598   260,708,528
                           ----------   ----------   -----------  ------------
 Change in Unrealized
  Appreciation
  (Depreciation) ........   2,959,847    1,178,155    11,382,365    31,786,872
                           ----------   ----------   -----------  ------------
Net Gain (Loss) on
 Investments, Options,
 Futures Contracts
 and Foreign Currencies..   5,743,557    1,779,755    32,612,545   112,709,760
                           ----------   ----------   -----------  ------------
Increase (Decrease) in
 Net Assets From
 Operations..............  $5,720,631   $1,704,681   $33,899,040  $117,319,035
                           ==========   ==========   ===========  ============

                       See Notes to Financial Statements.

                                           National       U.S.      New York      Cash
   Total      High Yield    Strategic    Intermediate  Government  Municipal   Management
Return Fund   Bond Fund     Bond Fund   Municipal Fund Income Fund Money Fund     Fund
------------------------------------------------------------------------------------------
$ 3,007,480  $ 31,752,812  $ 5,249,597    $ 400,443     $ 856,113  $2,866,623  $1,208,143
  1,533,352       144,000           --           --            --          --          --
    (26,160)           --       (3,385)          --            --          --          --
-----------  ------------  -----------    ---------     ---------  ----------  ----------
  4,514,672    31,896,812    5,246,212      400,443       856,113   2,866,623   1,208,143
-----------  ------------  -----------    ---------     ---------  ----------  ----------
    529,518     2,130,074      443,946       39,572        92,421     182,299      48,704
     30,982        65,422       26,754        3,198         6,834       5,550       4,200
    785,035     2,158,451      478,776       30,031       106,046          --          --
    171,950       462,817       87,604       24,616        24,978      46,155      39,000
     32,352        94,683       25,888       16,227        15,807      11,500      17,399
      9,483        14,603       14,654       11,579        11,986          --          --
     48,138       141,995       29,597        3,957         7,701      45,978      12,176
     36,924        97,921       12,670        1,810         1,629      32,100       7,000
      1,991         1,448        1,448        1,448         1,448       1,448       1,448
     14,480        45,793        7,421        1,086           905      39,144       3,470
      7,273        14,349        6,095        2,274         2,433      17,250       5,462
-----------  ------------  -----------    ---------     ---------  ----------  ----------
  1,668,126     5,227,556    1,134,853      135,798       272,188     381,424     138,859
   (209,161)      (70,864)     (70,068)     (66,195)      (73,713)         --      (6,159)
-----------  ------------  -----------    ---------     ---------  ----------  ----------
  1,458,965     5,156,692    1,064,785       69,603       198,475     381,424     132,700
-----------  ------------  -----------    ---------     ---------  ----------  ----------
  3,055,707    26,740,120    4,181,427      330,840       657,638   2,485,199   1,075,443
-----------  ------------  -----------    ---------     ---------  ----------  ----------
  3,577,307   (21,528,838)     149,861          171         8,476        (217)       (112)
         --            --           --           --            --          --          --
         --            --           --           --            --          --          --
         --            --           --           --            --          --          --
         --            --     (146,721)          --            --          --          --
-----------  ------------  -----------    ---------     ---------  ----------  ----------
  3,577,307   (21,528,838)       3,140          171         8,476        (217)       (112)
-----------  ------------  -----------    ---------     ---------  ----------  ----------
 11,774,971   (65,018,558)  (2,843,208)     777,460       336,443          --          --
 21,689,402   (49,191,481)  (7,275,977)     354,895      (579,882)         --          --
-----------  ------------  -----------    ---------     ---------  ----------  ----------
  9,914,431    15,827,077   (4,432,769)    (422,565)     (916,325)         --          --
-----------  ------------  -----------    ---------     ---------  ----------  ----------
 13,491,738    (5,701,761)  (4,429,629)    (422,394)     (907,849)       (217)       (112)
-----------  ------------  -----------    ---------     ---------  ----------  ----------
$16,547,445  $ 21,038,359  $  (248,202)   $ (91,554)    $(250,211) $2,484,982  $1,075,331
===========  ============  ===========    =========     =========  ==========  ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Six Months Ended June 30, 1999 (unaudited)

                                         Small Cap
                              Asia        Growth       Capital       Investors
                           Growth Fund     Fund          Fund          Fund
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)................  $   (22,926)  $   (75,074) $  1,286,495  $   4,609,275
 Net realized gain
  (loss)................    2,783,710       601,600    21,230,180     80,922,888
 Change in net
  unrealized
  appreciation
  (depreciation)........    2,959,847     1,178,155    11,382,365     31,786,872
                          -----------   -----------  ------------  -------------
 Increase (Decrease) in
  Net Assets From
  Operations............    5,720,631     1,704,681    33,899,040    117,319,035
                          -----------   -----------  ------------  -------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income..           --            --      (759,786)    (2,361,904)
                          -----------   -----------  ------------  -------------
 Decrease in Net Assets
  From Distributions to
  Shareholders..........           --            --      (759,786)    (2,361,904)
                          -----------   -----------  ------------  -------------
FUND SHARE TRANSACTIONS
 (NOTE 3):
 Net proceeds from sale
  of shares.............    6,355,850     4,880,136    71,586,912     94,755,814
 Net asset value of
  shares issued for
  reinvestment of
  dividends.............           --            --       709,756      1,622,237
 Cost of shares
  reacquired............   (7,728,138)   (1,850,441)  (51,175,696)  (118,806,044)
                          -----------   -----------  ------------  -------------
 Increase (Decrease) in
  Net Assets From Fund
  Share Transactions....   (1,372,288)    3,029,695    21,120,972    (22,427,993)
                          -----------   -----------  ------------  -------------
Increase (Decrease) in
 Net Assets.............    4,348,343     4,734,376    54,260,226     92,529,138
NET ASSETS:
 Beginning of Period....   13,285,355     8,593,530   235,061,197    794,737,845
                          -----------   -----------  ------------  -------------
 End of Period*.........  $17,633,698   $13,327,906  $289,321,423  $ 887,266,983
                          ===========   ===========  ============  =============
* Includes undistributed
 (overdistributed) net
 investment income of:..     $(71,540)     $(75,074)     $552,213     $2,369,840
                          ===========   ===========  ============  =============

                       See Notes to Financial Statements.

                                              National        U.S.        New York        Cash
    Total       High Yield    Strategic     Intermediate   Government    Municipal     Management
 Return Fund    Bond Fund     Bond Fund    Municipal Fund Income Fund    Money Fund       Fund
----------------------------------------------------------------------------------------------------
 $  3,055,707  $ 26,740,120  $  4,181,427   $   330,840   $    657,638  $  2,485,199  $   1,075,443
    3,577,307   (21,528,838)        3,140           171          8,476          (217)          (112)
    9,914,431    15,827,077    (4,432,769)     (422,565)      (916,325)           --             --
 ------------  ------------  ------------   -----------   ------------  ------------  -------------
   16,547,445    21,038,359      (248,202)      (91,554)      (250,211)    2,484,982      1,075,331
 ------------  ------------  ------------   -----------   ------------  ------------  -------------
  (3,199,534)   (29,117,593)   (4,663,715)     (352,082)      (825,184)   (2,485,199)    (1,075,443)
 ------------  ------------  ------------   -----------   ------------  ------------  -------------
  (3,199,534)   (29,117,593)   (4,663,715)     (352,082)      (825,184)   (2,485,199)    (1,075,443)
 ------------  ------------  ------------   -----------   ------------  ------------  -------------
   14,274,393    72,662,424    19,332,054     4,881,345     12,292,455    53,565,166    276,676,014
    2,192,106    10,136,286     1,893,841       134,909        377,517     2,600,242        293,047
 (39,870,935)   (65,921,496)  (15,160,157)   (4,791,153)   (10,260,172)  (86,817,323)  (289,261,212)
 ------------  ------------  ------------   -----------   ------------  ------------  -------------
 (23,404,436)    16,877,214     6,065,738       225,101      2,409,800   (30,651,915)   (12,292,151)
 ------------  ------------  ------------   -----------   ------------  ------------  -------------
 (10,056,525)     8,797,980     1,153,821      (218,535)     1,334,405   (30,652,132)   (12,292,263)
  203,239,833   568,923,968   117,747,606    15,808,588     30,103,688   201,133,838     54,973,289
 ------------  ------------  ------------   -----------   ------------  ------------  -------------
 $193,183,308  $577,721,948  $118,901,427   $15,590,053   $ 31,438,093  $170,481,706  $  42,681,026
 ============  ============  ============   ===========   ============  ============  =============
       $6,788   $(3,191,359)  $(1,554,839)     $(52,673)     $(218,223)           --             --
 ============  ============  ============   ===========   ============  ============  =============

                       See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Year Ended December 31, 1998

                                       Small Cap
                             Asia        Growth      Capital       Investors
                          Growth Fund   Fund(a)        Fund          Fund
-------------------------------------------------------------------------------
OPERATIONS:
 Net investment income
  (loss)................  $   169,293  $  (27,601) $  1,882,174  $   7,859,877
 Net realized gain
  (loss)................   (6,576,500)   (319,961)   23,114,686     96,281,183
 Change in net
  unrealized
  appreciation
  (depreciation)........    2,818,104   1,581,980    19,906,306      2,173,574
                          -----------  ----------  ------------  -------------
 Increase (Decrease) in
  Net Assets From
  Operations............   (3,589,103)  1,234,418    44,903,166    106,314,634
                          -----------  ----------  ------------  -------------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
 Net investment income..           --          --    (2,235,195)    (6,966,393)
 Net realized gain......           --          --   (26,331,355)   (68,615,411)
                          -----------  ----------  ------------  -------------
 Decrease in Net Assets
  From Distributions to
  Shareholders..........           --          --   (28,566,550)   (75,581,804)
                          -----------  ----------  ------------  -------------
FUND SHARE TRANSACTIONS
 (NOTE 3):
 Net proceeds from sale
  of shares.............   12,424,912   8,329,212    77,386,504    132,178,850
 Net asset value of
  shares issued for
  reinvestment of
  dividends.............           --          --    27,162,873     60,303,086
 Cost of shares
  reacquired............   (9,833,339)   (970,100)  (73,088,593)  (155,469,772)
                          -----------  ----------  ------------  -------------
 Increase (Decrease) in
  Net Assets From Fund
  Share Transactions....    2,591,573   7,359,112    31,460,784     37,012,164
                          -----------  ----------  ------------  -------------
Increase (Decrease) in
 Net Assets.............     (997,530)  8,593,530    47,797,400     67,744,994
NET ASSETS:
 Beginning of Year......   14,282,885          --   187,263,797    726,992,851
                          -----------  ----------  ------------  -------------
 End of Year*...........  $13,285,355  $8,593,530  $235,061,197  $ 794,737,845
                          ===========  ==========  ============  =============
* Includes undistributed
 (overdistributed) net
 investment income of:..     $(48,614)         --       $25,504       $122,469
                          ===========  ==========  ============  =============

------
(a) For the period from July 1, 1998 (commencement of operations) to December 31, 1998.
                       See Notes to Financial Statements.

                                               National        U.S.        New York         Cash
    Total       High Yield     Strategic     Intermediate   Government     Municipal     Management
 Return Fund     Bond Fund     Bond Fund    Municipal Fund Income Fund    Money Fund        Fund
------------------------------------------------------------------------------------------------------
$   7,144,769  $  55,484,781  $  6,793,836   $   661,427   $    951,556  $   7,872,626  $   2,091,496
    3,663,439    (35,163,319)   (2,517,889)      (34,108)       333,975          3,684           (532)
  (1,563,026)    (73,233,409)   (4,180,390)       59,675        106,877             --             --
-------------  -------------  ------------   -----------   ------------  -------------  -------------
    9,245,182    (52,911,947)       95,557       686,994      1,392,408      7,876,310      2,090,964
-------------  -------------  ------------   -----------   ------------  -------------  -------------
  (7,141,006)    (55,923,361)   (7,692,789)     (692,858)    (1,022,452)    (7,872,626)    (2,091,496)
  (4,430,359)             --      (152,674)           --       (310,665)            --             --
-------------  -------------  ------------   -----------   ------------  -------------  -------------
 (11,571,365)    (55,923,361)   (7,845,463)     (692,858)    (1,333,117)    (7,872,626)    (2,091,496)
-------------  -------------  ------------   -----------   ------------  -------------  -------------
   81,251,618    235,074,449    62,532,821     6,901,659     29,828,778    164,421,373    368,516,371
    9,838,523     24,078,652     4,084,584       173,630        556,947      7,632,777        625,177
 (48,409,828)   (159,214,216)  (27,059,919)   (5,419,124)   (14,496,193)  (280,200,849)  (358,243,415)
-------------  -------------  ------------   -----------   ------------  -------------  -------------
   42,680,313     99,938,885    39,557,486     1,656,165     15,889,532   (108,146,699)    10,898,133
-------------  -------------  ------------   -----------   ------------  -------------  -------------
   40,354,130     (8,896,423)   31,807,580     1,650,301     15,948,823   (108,143,015)    10,897,601
  162,885,703    577,820,391    85,940,026    14,158,287     14,154,865    309,276,853     44,075,688
-------------  -------------  ------------   -----------   ------------  -------------  -------------
$ 203,239,833  $ 568,923,968  $117,747,606   $15,808,588   $ 30,103,688  $ 201,133,838  $  54,973,289
=============  =============  ============   ===========   ============  =============  =============
     $150,615      $(813,886)    $(925,830)     $(31,431)      $(50,677)            --             --
=============  =============  ============   ===========   ============  =============  =============

                       See Notes to Financial Statements.

Statements of Cash Flows
For the Six Months Ended June 30, 1999 (unaudited)

                                                                      U.S.
                                                      Strategic    Government
                                                      Bond Fund    Income Fund
-------------------------------------------------------------------------------
Cash Flows Used by Operating Activities:
 Net purchase/sale of short-term portfolio
  investments.......................................   10,585,000   (7,990,000)
 Purchases of long-term portfolio investments....... (102,981,645) (11,394,424)
 Proceeds from disposition of long-term portfolio
  investments and principal paydowns................   87,234,061   17,033,453
                                                     ------------  -----------
                                                       (5,162,584)  (2,350,971)
 Net investment income..............................    4,181,427      657,638
 Net amortization of premium/discount on
  investments.......................................     (609,642)      13,991
 Amortization of organization expenses..............       14,654       11,986
 Net change is receivables/payables related to
  operations........................................     (363,016)     (95,291)
                                                     ------------  -----------
 Net Cash Flows Used By Operating Activities........   (1,939,161)  (1,762,647)
                                                     ------------  -----------
Cash Flows Provided by Financing Activities:
 Proceeds from shares sold..........................   19,683,819   12,352,160
 Payments on shares redeemed........................  (15,406,084) (10,246,029)
 Cash dividends and distributions paid..............   (2,338,374)    (343,038)
                                                     ------------  -----------
 Net Cash Flows Provided by Financing Activities....    1,939,361    1,763,093
                                                     ------------  -----------
Net Increase in Cash................................          200          446
Cash, Beginning of Period...........................          287          287
                                                     ------------  -----------
Cash, End of Period.................................         $487         $733
                                                     ============  ===========

                       See Notes to Financial Statements.

Notes to Financial Statements
(unaudited)
1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series ("Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc ("Series Funds"), as indicated below, the Salomon Brothers Investors Fund Inc ("Investors Fund") and the Salomon Brothers Capital Fund Inc ("Capital Fund"). The Series Funds were incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operate as a series company comprised of ten portfolios: Salomon Brothers Asia Growth Fund ("Asia Growth Fund"), Salomon Brothers Small Cap Growth Fund ("Small Cap Growth Fund"), Salomon Brothers Total Return Fund ("Total Return Fund"), Salomon Brothers High Yield Bond Fund ("High Yield Bond Fund"), Salomon Brothers Strategic Bond Fund ("Strategic Bond Fund"), Salomon Brothers National Intermediate Municipal Fund ("National Intermediate Municipal Fund"), Salomon Brothers U.S. Government Income Fund ("U.S. Government Income Fund"), Salomon Brothers New York Municipal Money Market Fund ("New York Municipal Money Fund"), Salomon Brothers Cash Management Fund ("Cash Management Fund"), and Salomon Brothers Institutional Money Market Fund ("Institutional Money Market Fund"). Separate financial statements are prepared for the Institutional Money Market Fund which is not part of the Investment Series. All of the other portfolios of the Series Funds are included in the Investment Series, which also includes the Investors Fund, a diversified open-end management investment company incorporated in Maryland on April 2, 1958 and the Capital Fund, a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976. The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually, a "Fund") offering Class A, Class B, Class 2, and Class O shares, each with their own expense structure. Each Fund has a specific investment objective: the Cash Management Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal; the New York Municipal Money Fund's objective is to seek as high a level of current income exempt from Federal income taxes, New York State and New York City personal income taxes consistent with liquidity and the stability of principal; the National Intermediate Municipal Fund's objective is to seek a high level of current income which is exempt from regular federal income taxes; the U.S. Government Income Fund's objective is to seek a high level of current income; the High Yield Bond Fund's primary objective is to maximize current income; the Strategic Bond Fund's primary objective is to seek a high level of current income; the Total Return Fund's primary objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities); the Asia Growth Fund's objective is to seek long-term capital appreciation; the Small Cap Growth Fund seeks to obtain long-term growth of capital; the Investors Fund's primary objective is to seek long-term growth of capital; the Capital Fund's objective is to seek capital appreciation through investments primarily in common stock, or securities convertible into common stocks, which are believed to have above average price appreciation potential.

Certain costs incurred in connection with each Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM"), have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund commenced investment operations. A summary of those expenditures that remain as of June 30, 1999 for each Fund is as follows:

Fund                                         Expiration of Amortization Amount
-------------------------------------------------------------------------------
Asia Growth Fund............................             May 2001       $41,600
Total Return Fund...........................       September 2000       $22,952
High Yield Bond Fund........................        February 2000       $19,115
Strategic Bond Fund.........................        February 2000       $19,189
National Intermediate Municipal Fund........        February 2000       $15,161
U.S. Government Income Fund.................        February 2000       $15,698

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Notes to Financial Statements
(unaudited) (continued)

 (a) Investment Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund, other than the New York Municipal Money Fund and Cash Management Fund, acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

 Portfolio securities for the New York Municipal Money Fund and the Cash Management Fund are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value.

 Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign Shares" in the Portfolio of Investments) may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

 Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at approximately 2:30 p.m. Eastern time (and at approximately 12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

 Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

 (b) Futures Contracts. The Asia Growth Fund, Small Cap Growth Fund, Capital Fund, Investors Fund, Total Return Fund, High Yield Bond Fund, Strategic Bond Fund, and National Intermediate Municipal Fund may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

 (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

 (d) Mortgage Rolls. The Total Return Fund, Strategic Bond Fund, and U.S. Government Income Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund

Notes to Financial Statements
(unaudited) (continued)
is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the six months ended June 30, 1999 was approximately $11,414,000, $20,381,083, and $7,818,209 for the Total Return Fund, Strategic
Bond Fund, and U.S. Government Income Fund, respectively.

 (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. Transactions in reverse repurchase agreements for the Funds during the six months ended June 30, 1999 were as follows:

                                             Average     Weighted      Maximum
                                              Daily       Average      Amount
Fund                                         Balance   Interest Rate Outstanding
--------------------------------------------------------------------------------
Strategic Bond Fund........................ $2,007,500     3.56%     $2,007,500

 (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Asia Growth Fund, Small Cap Growth Fund, Capital Fund, Investors Fund, Total Return Fund, High Yield Bond Fund, and Strategic Bond Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

 (h) Forward Foreign Currency Contracts. The Asia Growth Fund, Small Cap Growth Fund, Capital Fund, Investors Fund, Total Return Fund, High Yield Bond Fund, and Strategic Bond Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Notes to Financial Statements
(unaudited) (continued)

At June 30, 1999, the Asia Growth Fund and Strategic Bond Fund had open forward currency contracts as described below:

                           Settlement     Local         Market      Unrealized
    Asia Growth Fund          Date      Currency         Value      Gain (Loss)
-------------------------  ---------- ------------- --------------- -----------
To Buy:
  Indonesian Rupiah           7/1/99  2,723,734,131   $  395,604     $ (19,599)
  New Taiwan Dollar           7/1/99     42,434,350    1,313,757         2,233
  Singapore Dollar            7/1/99      1,917,500    1,126,285          (331)
  Singapore Dollar            7/1/99        547,434      321,547           151
To Sell:
  Hong Kong Dollar            7/1/99        752,616       97,000           (40)
  Hong Kong Dollar            7/1/99      6,415,798      826,895          (160)
  Hong Kong Dollar          10/26/99     20,028,750    2,576,244       (76,244)
  Korean Won                 7/28/99  1,107,000,000      956,371        (2,883)
  New Taiwan Dollar           7/1/99      9,831,000      304,365        (4,365)
  New Taiwan Dollar           7/1/99     32,603,350    1,009,392       (13,839)
  New Taiwan Dollar          7/18/99     32,603,350    1,009,392        (1,560)
  Singapore Dollar            7/1/99      1,400,000      822,756       (10,926)
  Singapore Dollar            7/1/99        517,500      304,126        (4,126)
  Singapore Dollar           7/28/99      1,917,500    1,129,070            67
                                                                     ---------
                                                                     $(131,622)
                                                                     =========
                           Settlement     Local         Market      Unrealized
   Strategic Bond Fund        Date      Currency         Value      Gain (Loss)
-------------------------  ---------- ------------- --------------- -----------
To Buy:
 Australian Dollar           7/28/99        610,000   $  403,879     $   8,861
 Australian Dollar            7/1/99          3,378        2,236            20
 Euro                        7/28/99        620,536      641,300        (2,259)
 Euro                        7/28/99        261,537      270,288          (238)
 Euro                        7/28/99        247,957      256,253        (3,747)
                                                                     ---------
                                                                         2,637
                                                                     ---------
To Sell:
 Australian Dollar           7/28/99        610,000      403,879        (7,013)
 Australian Dollar           7/28/99        850,000      562,782        (1,314)
 British Pound               7/28/99        664,487    1,047,614         9,665
 Euro                        7/28/99        577,892      597,229        13,736
 Norwegian Krone             7/28/99      2,660,000      337,563         1,704
 Swedish Krona               7/28/99      1,200,000      141,385          (375)
                                                                     ---------
                                                                        16,403
                                                                     ---------
Cross Currency Forwards**
                                              Market Value
                           Settlement -----------------------------
                              Date        Euro      Norwegian Krone
                           ---------- ------------- ---------------
To Sell:
Euro vs. Norwegian Krone     7/28/99       $336,229     $337,563         1,334
                                          Euro       Swedish Krona
                                      ------------- ---------------
Euro vs. Swedish Krona       7/28/99       $142,078     $141,385          (693)
                                                                     ---------
                                                                           641
                                                                     ---------
Net Unrealized Gain on Open Forward
 Foreign & Cross Currency Contracts                                    $19,681
                                                                     =========

**Local Currency on Cross Currency
 Forwards
                                    Sell      Buy
                               --- ------- --------- ---
Sell Euro vs. Norwegian Krone      325,342 2,660,000
Sell Euro vs. Swedish Krone        137,478 1,200,000

Notes to Financial Statements
(unaudited) (continued)

 (i) Loan Participations. The Total Return Fund, High Yield Bond Fund, and Strategic Bond Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at June 30, 1999 were $13,403,116 and $2,557,202, respectively.

 (j) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

 (k) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds (except the Asia Growth Fund, Small Cap Growth Fund, Capital Fund, and Investors Fund) are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund, Small Cap Growth Fund, and the Capital Fund are declared on an annual basis. Dividends from net investment income for the Investors Fund are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

 (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

 (m) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

 (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the Fund is informed of such dividends). Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than distribution fees), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

 (o) Cash Flow Information. Statement of Financial Accounting Standards Number 102 generally exempts entities such as the Funds from reporting a Statement of Cash Flows. However, the amount and nature of certain activities entered into by the Total Return Fund, Strategic Bond Fund, and U.S. Government Income Fund may be considered financing arrangements, which may require the presentation of a Statement of Cash Flows. General investing and operating activities of the Funds are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Brothers Holding Co., Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), to act as investment manager of each Fund, subject to the supervision by the Board of Directors of each Fund. Each management agreement with SBAM was most recently approved by shareholders at

Notes to Financial Statements
(unaudited) (continued)
a special meeting held on January 14, 1998. Approval of the agreements was nec-essary due to the merger of Salomon Inc, which had been the ultimate parent company of the investment manager, with and into SSBH, which occurred on Novem-ber 28, 1997. SBAM furnishes the Investment Series with office space and cer-tain services and facilities required for conducting the business of the In-vestment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Capital Fund and Investors Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: 0.80% for the Asia Growth Fund and Small Cap Growth Fund, 0.55% for the Total Return Fund, 0.75% for the High Yield Bond Fund and Strategic Bond Fund, 0.50% for the National Intermediate Municipal Fund, 0.60% for the U.S. Government Income Fund, 0.20% for the New York Munici-pal Money Fund and Cash Management Fund. The management fee for the Capital Fund is payable monthly and is based on the following annual percentages of the Fund's average daily net assets: first $100 million-1%; next $100 million-0.75%; next $200 million-0.625%; excess over $400 million-0.50%. SBAM Ltd., an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Strategic Bond Fund, as well as, certain administrative services for the Asia Growth Fund. SBAM Ltd. is compensated by SBAM at no additional expense to the Strategic Bond Fund and Asia Growth Fund. SBAM has retained Salomon Broth-ers Asia Pacific Ltd. ("SBAM AP"), an affiliate of SBAM, to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional ex-pense to the Asia Growth Fund.

The Investors Fund pays SBAM a base fee subject to an increase or decrease de-pending on the extent, if any, to which the investment performance of the In-vestors Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                                        Annual Fee Rate
-------------------------------------------------------------------------------
First $350 million.............................................      0.650%
Next $150 million..............................................      0.550%
Next $250 million..............................................      0.525%
Next $250 million..............................................      0.500%
Over $1 billion................................................      0.450%

The performance adjustment is paid quarterly based on a rolling one year peri-od. A performance adjustment will only be made after the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by 0.01% (annualized). The maximum annual adjustment is 0.10% which would occur if the Investors Fund's performance exceeds or is ex-ceeded by the S&P 500 Index by ten or more percentage points. For the rolling one year periods ended March 31, 1999 and June 30, 1999, the S&P 500 Index ex-ceeded the Investors Fund's performance by approximately 14.84%, and 5.37%, re-spectively. As a result, base management fees were decreased, in aggregate, by $298,271 for the six months ended June 30, 1999.

For the six months ended June 30, 1999, SBAM waived management fees of $64,132, $40,189, $209,161, $70,864, $70,068, $39,572, $73,713, and $6,159 for the Asia
Growth Fund, Small Cap Growth Fund, Total Return Fund, High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund, U.S. Government In-come Fund, and Cash Management Fund, respectively, and voluntarily absorbed ex-penses of $84,423, and $26,623 for the Asia Growth Fund, and National Interme-diate Municipal Fund, respectively.

SBAM also acts as administrator for each of the Funds. SBAM has delegated its responsibilities as administrator to SSBC Fund Management Inc. ("SSBC"), for-merly known as Mutual Management Corp., an affiliate of SBAM, pursuant to Sub-Administration Agreement between SBAM and SSBC.

Notes to Financial Statements
(unaudited) (continued)

Each Fund has an agreement with CFBDS, Inc. to distribute its shares pursuant to a multiple pricing system. Each class (except for Class O) of each Fund (ex-cept for the New York Municipal Money Fund and Cash Management Fund) is autho-rized pursuant to a services and distribution plan applicable to that class of shares ("Class A Plan," the "Class B Plan," and the "Class 2 Plan," collective-ly, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B, and Class 2 shares of the applicable Funds at the rate of 0.25% of the value of the average daily net assets of the respective class. The distributor is paid an annual distribution fee with re-spect to Class B shares of each Fund (except for the New York Municipal Money Fund and Cash Management Fund) at a rate of 0.75% of the value of the average net assets of the respective class. The distributor is also paid an annual dis-tribution fee with respect to Class 2 shares of each Fund (except for the New York Municipal Money Fund and Cash Management Fund) at the rate of 0.75% of the value of the average daily net assets of the respective class of the Asia Growth Fund, Small Cap Growth Fund, Capital Fund, Investors Fund, and Total Re-turn Fund and 0.50% for the High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund, and U.S. Government Income Fund. Class O shares are not subject to a services and distribution plan fee.

For the six months ended June 30, 1999, total distribution plan fees were as follows:

                                                     Class A  Class B  Class 2
-------------------------------------------------------------------------------
Asia Growth Fund.................................... $ 5,663 $  28,635 $ 13,095
Small Cap Growth Fund...............................   4,490    21,569   10,847
Capital Fund........................................  18,429   165,366   45,924
Investors Fund......................................  56,695   392,297   85,533
Total Return Fund...................................  56,662   590,097  138,276
High Yield Bond Fund................................ 177,587 1,630,348  350,516
Strategic Bond Fund.................................  27,797   346,952  104,027
National Intermediate Municipal Fund................   5,193    15,507    9,331
U.S. Government Income Fund.........................   8,684    77,629   19,733

Brokerage commissions of $450, $20,058, $40,584, and $2,400 were paid by the Small Cap Growth Fund, Capital Fund, Investors Fund, and Total Return Fund, re-spectively, to SSB.

SSB received $143,684 as its portion of the front-end sales charge on sales of Class A and Class 2 shares of the Funds during the six months ended June 30, 1999. In addition, contingent deferred sales charges of $1,929,471 were paid to SSB in connection with redemptions of certain Class B and Class 2 shares of the Funds during the six months ended June 30, 1999.

3. Capital Stock

At June 30, 1999, the Series Funds had 10,000,000,000 shares of authorized cap-ital stock, par value $0.001 per share, of which the Small Cap Growth Fund, High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, New York Municipal Money Fund, and Cash Man-agement Fund, each had 1,000,000,000 shares authorized. The Asia Growth Fund and Total Return Fund had 1,000,000,008 and 999,999,992 shares authorized, re-spectively. The Investors Fund had 50,000,000 shares of authorized capital stock, par value $1.00 per share. The Capital Fund had 25,000,000 shares of au-thorized capital stock, par value $0.001 per share. Transactions in Fund shares for the periods indicated were as follows:

Notes to Financial Statements
(unaudited) (continued)

                                      Class A Shares                                          Class B Shares
                   --------------------------------------------------------  ----------------------------------------------------
                       Six Months Ended                Year Ended               Six Months Ended              Year Ended
                         June 30, 1999              December 31, 1998             June 30, 1999            December 31, 1998
                   ---------------------------  ---------------------------  -------------------------  -------------------------
                      Shares        Amount         Shares        Amount        Shares        Amount       Shares        Amount
                   ------------  -------------  ------------  -------------  -----------  ------------  -----------  ------------
Asia Growth Fund
 Shares sold.....       665,269  $   4,983,705       644,747  $   4,589,532       79,042  $    639,177      551,800  $  3,774,829
 Shares issued on
  reinvestment...            --             --            --             --           --            --           --            --
 Shares
  reacquired.....      (749,176)    (5,558,713)     (838,184)    (5,281,391)     (73,774)     (505,340)    (504,342)   (2,733,147)
                   ------------  -------------  ------------  -------------  -----------  ------------  -----------  ------------
 Net increase
  (decrease).....       (83,907) $    (575,008)     (193,437) $    (691,859)       5,268  $    133,837       47,458  $  1,041,682
                   ============  =============  ============  =============  ===========  ============  ===========  ============
Small Cap Growth
 Fund*
 Shares sold.....       146,979  $   1,791,110       329,207  $   3,219,491      133,134  $  1,624,566      362,365  $  3,593,593
 Shares issued on
  reinvestment...            --             --            --             --           --            --           --            --
 Shares
  reacquired.....       (82,610)    (1,003,338)      (52,616)      (492,123)     (49,993)     (615,934)     (29,018)     (260,138)
                   ------------  -------------  ------------  -------------  -----------  ------------  -----------  ------------
 Net increase
  (decrease).....        64,369  $     787,772       276,591  $   2,727,368       83,141  $  1,008,632      333,347  $  3,333,455
                   ============  =============  ============  =============  ===========  ============  ===========  ============
Capital Fund
 Shares sold.....     1,355,455  $  32,473,997     1,503,276  $  33,851,010    1,003,136  $ 23,389,265      793,021  $ 17,537,460
 Shares issued on
  reinvestment...         1,633         39,344        52,857      1,157,551        1,969        46,822       73,532     1,587,598
 Shares
  reacquired.....    (1,121,279)   (26,954,503)   (1,321,984)   (29,738,105)    (120,935)   (2,792,188)     (63,204)   (1,368,847)
                   ------------  -------------  ------------  -------------  -----------  ------------  -----------  ------------
 Net increase
  (decrease).....       235,809  $   5,558,838       234,149  $   5,270,456      884,170  $ 20,643,899      803,349  $ 17,756,211
                   ============  =============  ============  =============  ===========  ============  ===========  ============
Investors Fund
 Shares sold.....     3,146,472  $  73,643,419     3,918,021  $  86,842,842      520,350  $ 11,750,820    1,420,194  $ 31,363,902
 Shares issued on
  reinvestment...         3,915         94,049       221,667      4,765,235        2,560        61,039      257,589     5,451,926
 Shares
  reacquired.....    (3,429,103)   (79,304,707)   (4,532,732)   (99,576,589)    (483,864)  (10,977,432)    (611,446)  (12,896,539)
                   ------------  -------------  ------------  -------------  -----------  ------------  -----------  ------------
 Net increase
  (decrease).....      (278,716) $  (5,567,239)     (393,044) $  (7,968,512)      39,046  $    834,427    1,066,337  $ 23,919,289
                   ============  =============  ============  =============  ===========  ============  ===========  ============
Total Return Fund
 Shares sold.....       249,115  $   3,335,685     1,507,893  $  20,207,179      621,635  $  8,304,157    3,408,556  $ 45,832,192
 Shares issued on
  reinvestment...        45,397        604,788       220,181      2,903,310       95,385     1,269,299      415,586     5,451,096
 Shares
  reacquired.....    (1,166,566)   (15,556,757)   (1,840,113)   (24,371,605)  (1,331,687)  (17,750,904)  (1,259,486)  (16,619,670)
                   ------------  -------------  ------------  -------------  -----------  ------------  -----------  ------------
 Net increase
  (decrease).....      (872,054) $ (11,626,284)     (112,039) $  (1,261,116)    (614,667) $ (8,177,448)   2,564,656  $ 34,663,618
                   ============  =============  ============  =============  ===========  ============  ===========  ============
High Yield Bond
 Fund
 Shares sold.....     1,820,078  $  17,908,017     5,453,828  $  60,936,254    3,455,564  $ 33,907,881   10,284,730  $114,127,638
 Shares issued on
  reinvestment...       297,533      2,921,354       734,112      7,956,369      501,414     4,918,134    1,090,461    11,729,053
 Shares
  reacquired.....    (2,273,495)   (22,322,998)   (5,901,066)   (62,641,457)  (3,083,640)  (30,246,370)  (6,318,633)  (66,455,739)
                   ------------  -------------  ------------  -------------  -----------  ------------  -----------  ------------
 Net increase
  (decrease).....      (155,884) $  (1,493,627)      286,874  $   6,251,166      873,338  $  8,579,645    5,056,558  $ 59,400,952
                   ============  =============  ============  =============  ===========  ============  ===========  ============
Strategic Bond
 Fund
 Shares sold.....       498,654  $   4,990,398     1,594,029  $  17,125,194    1,149,732  $ 11,492,719    2,937,984  $ 31,093,340
 Shares issued on
  reinvestment...        49,381        494,034        98,183      1,033,922       95,436       954,117      176,786     1,857,031
 Shares
  reacquired.....      (481,723)    (4,806,470)   (1,099,747)   (11,775,361)    (626,250)   (6,262,850)    (823,217)   (8,600,276)
                   ------------  -------------  ------------  -------------  -----------  ------------  -----------  ------------
 Net increase
  (decrease).....        66,312  $     677,962       592,465  $   6,383,755      618,918  $  6,183,986    2,291,553  $ 24,350,095
                   ============  =============  ============  =============  ===========  ============  ===========  ============
National
Intermediate
Municipal Fund
 Shares sold.....       247,969  $   2,630,636       188,013  $   1,990,996       92,577  $    977,181      195,942  $  2,067,496
 Shares issued on
  reinvestment...         5,754         60,753         4,426         46,941        1,764        18,571        2,464        26,046
 Shares
  reacquired.....       (22,428)      (236,690)      (52,697)      (556,574)     (37,754)     (397,488)     (59,428)     (626,418)
                   ------------  -------------  ------------  -------------  -----------  ------------  -----------  ------------
 Net increase
  (decrease).....       231,295  $   2,454,699       139,742  $   1,481,363       56,587  $    598,264      138,978  $  1,467,124
                   ============  =============  ============  =============  ===========  ============  ===========  ============
U.S. Government
Income Fund
 Shares sold.....       403,200  $   4,053,900       673,099  $   6,949,956      559,496  $  5,680,071    1,646,527  $ 17,017,347
 Shares issued on
  reinvestment...        10,908        110,600        19,256        198,504       19,075       193,271       25,167       259,639
 Shares
  reacquired.....      (328,272)    (3,290,254)     (165,930)    (1,717,967)    (474,588)   (4,816,208)    (431,004)   (4,448,196)
                   ------------  -------------  ------------  -------------  -----------  ------------  -----------  ------------
 Net increase
  (decrease).....        85,836  $     874,246       526,425  $   5,430,493      103,983  $  1,057,134    1,240,690  $ 12,828,790
                   ============  =============  ============  =============  ===========  ============  ===========  ============
New York
Municipal Money
Fund
 Shares sold.....     1,397,186  $   1,397,186     2,564,333  $   2,564,333      208,844  $    208,844       17,300  $     17,300
 Shares issued on
  reinvestment...        75,512         75,512       157,513        157,513        1,203         1,203           --            --
 Shares
  reacquired.....    (1,782,300)    (1,782,300)   (1,158,084)    (1,158,084)     (10,331)      (10,331)     (17,300)      (17,300)
                   ------------  -------------  ------------  -------------  -----------  ------------  -----------  ------------
 Net increase
  (decrease).....      (309,602) $    (309,602)    1,563,762  $   1,563,762      199,716  $    199,716           --  $         --
                   ============  =============  ============  =============  ===========  ============  ===========  ============
Cash Management
 Fund
 Shares sold.....   246,999,379  $ 246,999,379   281,743,858  $ 281,743,858    6,616,176  $  6,616,176   27,061,219  $ 27,061,219
 Shares issued on
  reinvestment...       106,822        106,822       170,004        170,004       93,511        93,511       87,138        87,138
 Shares
  reacquired.....  (255,640,996)  (255,640,996) (273,367,264)  (273,367,264) (10,039,653)  (10,039,653) (13,926,068)  (13,926,068)
                   ------------  -------------  ------------  -------------  -----------  ------------  -----------  ------------
 Net increase
  (decrease).....    (8,534,795) $  (8,534,795)    8,546,598  $   8,546,598   (3,329,966) $ (3,329,966)  13,222,289  $ 13,222,289
                   ============  =============  ============  =============  ===========  ============  ===========  ============

 * Fund's commencement of investment operations was July 1, 1998.
** Effective September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.

                Class 2 Shares**                                        Class O Shares
----------------------------------------------------  ------------------------------------------------------
   Six Months Ended              Year Ended              Six Months Ended               Year Ended
     June 30, 1999            December 31, 1998            June 30, 1999             December 31, 1998
-------------------------  -------------------------  -------------------------  ---------------------------
  Shares        Amount       Shares        Amount       Shares        Amount        Shares        Amount
----------   ------------  -----------  ------------  -----------  ------------  ------------  -------------
   100,369   $    716,720      401,276  $  2,652,216        1,935  $     16,248       181,197  $   1,408,335
        --             --           --            --           --            --            --             --
   (97,324)      (707,853)    (265,260)   (1,639,540)    (101,571)     (956,232)      (29,140)      (179,261)
----------   ------------  -----------  ------------  -----------  ------------  ------------  -------------
     3,045   $      8,867      136,016  $  1,012,676      (99,636) $   (939,984)      152,057  $   1,229,074
==========   ============  ===========  ============  ===========  ============  ============  =============
   122,246   $  1,464,460      148,804  $  1,458,618           --  $         --         5,754  $      57,510
        --             --           --            --           --            --            --             --
   (14,285)      (169,210)     (21,550)     (217,839)      (5,000)      (61,959)           --             --
----------   ------------  -----------  ------------  -----------  ------------  ------------  -------------
   107,961   $  1,295,250      127,254  $  1,240,779       (5,000) $    (61,959)        5,754  $      57,510
==========   ============  ===========  ============  ===========  ============  ============  =============
   301,986   $  7,088,351      171,556  $  3,829,304      358,482  $  8,635,299       990,632  $  22,168,730
       561         13,354       24,764       534,936       25,238       610,236     1,080,852     23,882,788
   (49,100)    (1,135,625)     (29,054)     (630,707)    (864,183)  (20,293,380)   (1,853,841)   (41,350,934)
----------   ------------  -----------  ------------  -----------  ------------  ------------  -------------
   253,447   $  5,966,080      167,266  $  3,733,533     (480,463) $(11,047,845)      217,643  $   4,700,584
==========   ============  ===========  ============  ===========  ============  ============  =============
   123,717   $  2,837,182      330,038  $  7,292,396      283,917  $  6,524,393       307,780  $   6,679,710
       515         12,289       65,256     1,380,833       60,384     1,454,860     2,267,226     48,705,092
  (174,588)    (3,902,359)    (144,455)   (3,106,164)  (1,073,455)  (24,621,546)   (1,843,864)   (39,890,480)
----------   ------------  -----------  ------------  -----------  ------------  ------------  -------------
   (50,356)  $ (1,052,888)     250,839  $  5,567,065     (729,154) $(16,642,293)      731,142  $  15,494,322
==========   ============  ===========  ============  ===========  ============  ============  =============
   192,947   $  2,599,355    1,074,705  $ 14,613,070        2,600  $     35,196        43,871  $     599,177
    21,979        292,945      105,246     1,384,093        1,870        25,074         7,575        100,024
  (484,731)    (6,477,727)    (536,707)   (7,047,231)      (6,123)      (85,547)      (28,787)      (371,322)
----------   ------------  -----------  ------------  -----------  ------------  ------------  -------------
  (269,805)  $ (3,585,427)     643,244  $  8,949,932       (1,653) $    (25,277)       22,659  $     327,879
==========   ============  ===========  ============  ===========  ============  ============  =============
 1,668,051   $ 16,366,450    4,546,686  $ 50,429,921      456,947  $  4,480,076       934,122  $   9,580,636
   176,203      1,727,571      370,671     3,977,004       57,843       569,227        40,734        416,226
(1,205,504)   (11,810,992)  (2,632,675)  (27,403,631)    (156,950)   (1,541,136)     (274,809)    (2,713,389)
----------   ------------  -----------  ------------  -----------  ------------  ------------  -------------
   638,750   $  6,283,029    2,284,682  $ 27,003,294      357,840  $  3,508,167       700,047  $   7,283,473
==========   ============  ===========  ============  ===========  ============  ============  =============
   284,499   $  2,847,737    1,340,214  $ 14,176,621          121  $      1,200        13,223  $     137,666
    43,130        430,635      110,406     1,160,601        1,505        15,055         3,136         33,030
  (408,487)    (4,087,814)    (615,411)   (6,389,606)        (304)       (3,023)      (26,791)      (294,676)
----------   ------------  -----------  ------------  -----------  ------------  ------------  -------------
   (80,858)  $   (809,442)     835,209  $  8,947,616        1,322  $     13,232       (10,432) $    (123,980)
==========   ============  ===========  ============  ===========  ============  ============  =============
   115,804   $  1,208,944      253,512  $  2,680,859        6,066  $     64,583        15,321  $     162,308
     2,615         27,559        3,398        35,947        2,651        28,026         6,105         64,696
   (27,067)      (285,545)     (88,826)     (940,562)    (367,445)   (3,871,429)     (310,943)    (3,295,570)
----------   ------------  -----------  ------------  -----------  ------------  ------------  -------------
    91,352   $    950,958      168,084  $  1,776,244     (358,728) $ (3,778,820)     (289,517) $  (3,068,566)
==========   ============  ===========  ============  ===========  ============  ============  =============
   238,535   $  2,434,342      543,986  $  5,615,027       12,110  $    124,142        23,812  $     246,448
     6,588         66,710        8,609        88,646          684         6,936           986         10,158
  (209,279)    (2,132,103)    (167,603)   (1,723,364)      (2,134)      (21,607)     (638,311)    (6,606,666)
----------   ------------  -----------  ------------  -----------  ------------  ------------  -------------
    35,844   $    368,949      384,992  $  3,980,309       10,660  $    109,471      (613,513) $  (6,350,060)
==========   ============  ===========  ============  ===========  ============  ============  =============
       280   $        280      127,765  $    127,765   51,958,856  $ 51,958,856   161,711,975  $ 161,711,975
         1              1           45            45    2,523,526     2,523,526     7,475,219      7,475,219
  (127,810)      (127,810)          --            --  (84,896,882)  (84,896,882) (279,025,465)  (279,025,465)
----------   ------------  -----------  ------------  -----------  ------------  ------------  -------------
  (127,529)  $   (127,529)     127,810  $    127,810  (30,414,500) $(30,414,500) (109,838,271) $(109,838,271)
==========   ============  ===========  ============  ===========  ============  ============  =============
 4,653,326   $  4,653,326   24,803,143  $ 24,803,143   18,407,133  $ 18,407,133    34,908,151  $  34,908,151
    16,089         16,089       28,384        28,384       76,625        76,625       339,651        339,651
(5,627,679)    (5,627,679) (23,897,132)  (23,897,132) (17,952,884)  (17,952,884)  (47,052,951)   (47,052,951)
----------   ------------  -----------  ------------  -----------  ------------  ------------  -------------
  (958,264)  $   (958,264)     934,395  $    934,395      530,874  $    530,874   (11,805,149) $ (11,805,149)
==========   ============  ===========  ============  ===========  ============  ============  =============

Notes to Financial Statements
(unaudited) (continued)
At June 30, 1999, Salomon Brothers Holding Co. Inc. owned approximately the following percentages of total shares outstanding of the following Funds:

Small Cap Growth Fund....................................................... 21%
National Intermediate Municipal Fund........................................ 18%
U.S. Government Income Fund.................................................  9%

4. Investments

During the six months ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
Asia Growth Fund..................................... $ 23,143,567 $ 24,403,502
                                                      ============ ============
Small Cap Growth Fund................................ $ 10,812,197 $  8,271,008
                                                      ============ ============
Capital Fund......................................... $155,478,352 $128,318,538
                                                      ============ ============
Investors Fund....................................... $323,439,242 $329,866,432
                                                      ============ ============
Total Return Fund:
 U.S. Government Securities.......................... $ 70,880,016 $ 73,573,728
 Other Investments...................................   30,226,052   37,779,188
                                                      ------------ ------------
                                                      $101,106,068 $111,352,916
                                                      ============ ============
High Yield Bond Fund................................. $189,587,023 $181,235,008
                                                      ============ ============
Strategic Bond Fund:
 U.S. Government Securities.......................... $  8,877,806 $  7,590,267
 Other Investments...................................   85,014,515   77,010,464
                                                      ------------ ------------
                                                      $ 93,892,321 $ 84,600,731
                                                      ============ ============
National Intermediate Municipal Fund.................           -- $     60,000
                                                      ============ ============
U.S. Government Income Fund.......................... $ 15,300,219 $ 21,889,720
                                                      ============ ============

At June 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                     Net
                                        Gross        Gross        Unrealized
                                      Unrealized   Unrealized    Appreciation
                                     Appreciation Depreciation  (Depreciation)
                                     ------------ ------------  --------------
Asia Growth Fund.................... $  4,052,921 $   (284,697)  $  3,768,224
Small Cap Growth Fund...............    2,897,145     (137,010)     2,760,135
Capital Fund........................   68,823,191  (11,617,956)    57,205,235
Investors Fund......................  263,684,850   (2,976,322)   260,708,528
Total Return Fund...................   29,591,247   (7,901,845)    21,689,402
High Yield Bond Fund................   12,386,502  (61,577,983)   (49,191,481)
Strategic Bond Fund.................      573,000   (7,867,221)    (7,294,221)
National Intermediate Municipal
 Fund...............................      383,347      (28,452)       354,895
U.S. Government Income Fund.........       87,171     (667,053)      (579,882)

Notes to Financial Statements
(unaudited) (continued)
Transactions in options written for the Asia Growth Fund during the six months ended June 30, 1999 were as follows:

                                                            Number of Premiums
                                                            Contracts Received
                                                            --------- --------
Options written, outstanding at December 31, 1998..........     (1)   $   (760)
Options written............................................   (135)   (556,299)
Options terminated in closing purchase transactions........     17     449,485
Options expired............................................    119     107,574
Options exercised..........................................     --          --
                                                              ----    --------
Options written, outstanding at June 30, 1999..............     --    $     --
                                                              ====    ========

In addition, the written call option transactions for the Capital Fund which occurred during the six months ended June 30, 1999 were as follows:

                                                            Number of Premiums
                                                            Contracts Received
                                                            --------- ---------
Options written, outstanding at December 31, 1998..........      --   $      --
Options written ...........................................   2,300     717,756
Options terminated in closing purchase transactions........    (430)   (174,363)
                                                              -----   ---------
Options written, outstanding at June 30, 1999..............   1,870   $ 543,393
                                                              =====   =========

The following represents the written call options open at June 30, 1999:

 Number of                                                    Strike
 Contracts                                         Expiration Price    Value
 ---------                                         ---------- ------ ---------
    500    Iridium World Communications Ltd. ...    10/16/99   $5.0  $(287,500)
    800    Iridium World Communications Ltd. ...    10/16/99    7.5   (320,000)
    570    Iridium World Communications Ltd. ...    10/16/99   12.5   (124,688)
                                                                     ---------
            Total Call Options Written (Premiums
           received -- $543,393)................                     $(732,188)
                                                                     =========

The following written put option transactions for the Capital Fund which occured during the six months ended June 30, 1999:

                                                             Number of Premiums
                                                             Contracts Received
                                                             --------- --------
Options written, outstanding at December 31, 1998...........      --   $     --
Options written ............................................   2,395    431,939
Options terminated in closing purchase transactions.........  (1,067)  (140,992)
                                                              ------   --------
Options written, outstanding at June 30, 1999...............   1,328   $290,947
                                                              ======   ========

The following represents the written put option contracts open at June 30, 1999:

 Number of                                                    Strike
 Contracts                                         Expiration Price    Value
 ---------                                         ---------- ------ ---------
    433    Amazon.com, Inc. ....................    7/17/99   $60.0  $  (8,119)
    250    Amazon.com, Inc. ....................    7/17/99    80.0    (14,063)
    250    America Online, Inc. ................    7/17/99    90.0    (15,625)
    203    Iridium World Communications Ltd. ...    1/22/00     7.5    (69,782)
    192    Iridium World Communications Ltd. ...    1/22/00    10.0    (91,200)
                                                                     ---------
             Total Put Options Written (Premiums
           received -- $290,947)................                     $(198,789)
                                                                     =========

Notes to Financial Statements
(unaudited) (continued)

5. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The New York Municipal Money Fund and Cash Management Fund invest in money market instruments maturing in thirteen months or less whose short-term credit ratings are within the highest ratings categories of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Money Fund pursues its investment objective by investing at least 80% of its net assets in obligations that are exempt from Federal income taxes and at least 65% of its net assets in obligations that are exempt from personal income taxes of the State and City of New York. Because the New York Municipal Money Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Financial Statements
(unaudited) (continued)

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

6. Tax Information

At December 31, 1998, the Asia Growth Fund, Small Cap Growth Fund, High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund, New York Municipal Money Fund, and Cash Management Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                                    High                   National    New York
                            Asia                    Yield     Strategic  Intermediate  Municipal     Cash
Year of                    Growth     Small Cap     Bond        Bond      Municipal      Money    Management
Expiration                  Fund     Growth Fund    Fund        Fund         Fund        Fund        Fund
------------------------------------------------------------------------------------------------------------
1999....................         --          --           --         --           --  $   60,993  $      894
2000....................         --          --           --         --           --      94,778         396
2001....................         --          --           --         --           --          --         409
2002....................         --          --           --         --           --      65,321         415
2003....................         --          --           --         --           --          --          --
2004....................         --          --           --         --           --          --          10
2005.................... $2,724,760          --           --         --  $     2,529      13,552          42
2006....................  6,954,569  $  177,054  $20,062,569 $   96,615       34,108          --         566
                         ----------  ----------  ----------- ----------  ----------   ----------  ----------
                         $9,679,329  $  177,054  $20,062,569 $   96,615  $    36,637  $  234,644  $    2,732
                         ==========  ==========  =========== ==========  ==========   ==========  ==========

During the year ended December 31, 1998, as permitted under Federal income tax regulations, the Total Return Fund, High Yield Bond Fund, Strategic Bond Fund, and U.S. Government Income Fund have elected to defer $162,721, $14,829,600, $2,342,957, and $1,027, respectively, of Post-October net capital losses to the next taxable year. The Asia Growth Fund, Capital Fund, Investors Fund, Total Return Fund, and Strategic Bond Fund have also elected to defer $25,496, $15, $521, $45, and $108,250, respectively, of Post-October net foreign currency losses to the next taxable year.

At December 31, 1998, paid-in capital, undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) have been adjusted for current period book/tax differences which arose principally from differing book/tax treatment of foreign currency transactions, distributions from REITS, net investment loss incurred during the year and gains on certain securities designated as "passive foreign investment companies." The U.S. Government Income Fund, Investors Fund, High Yield Bond Fund and Total Return Fund had net reclassifications of $(20,219), $935,307, $375,306 and $(18,905), respectively, from undistributed net investment income to accumulated net realized gain (loss). The Capital Fund, Asia Growth Fund and Strategic Bond Fund had net reclassifications of $(7,032), $(478,831) and $(8,871), respectively, from accumulated net realized gain (loss) to undistributed net investment income. Net investment loss incurred for the Small Cap Growth Fund and Asia Growth Fund of $(27,601) and $(260,733), respectively, were reclassified to paid-in capital. Net investment income (loss), net realized gain (loss) and net assets for the year ended December 31, 1998 were not affected by these reclassifications.

Financial Highlights


For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Asia Growth Fund

------------------------------------------------------------------------------
                                                Class A Shares(1)
                                              --------------------------------
                                          1999(2)     1998    1997   1996(3)
                                              --------------------------------
Net Asset Value, Beginning of Period.....  $6.50      $7.48  $10.32  $10.00
                                          ------     ------  ------  ------
Income (Loss) From Operations:
 Net investment income ..................   0.01       0.10    0.03    0.05
 Net realized and unrealized gain
  (loss).................................   2.96      (1.08)  (2.59)   0.47
                                          ------     ------  ------  ------
Total Income (Loss) From Operations......   2.97      (0.98)  (2.56)   0.52
                                          ------     ------  ------  ------
Less Distributions From:
 Net investment income...................     --         --   (0.03)  (0.05)
 Net realized gains......................     --         --   (0.25)  (0.15)
                                          ------     ------  ------  ------
Total Distributions......................     --         --   (0.28)  (0.20)
                                          ------     ------  ------  ------
Net Asset Value, End of Period...........  $9.47      $6.50   $7.48  $10.32
                                          ======     ======  ======  ======
Total Return(4)..........................   45.7%++   -13.1%  -25.6%    5.2%++
Net Assets, End of Period (000s)......... $5,588     $4,385  $6,491  $3,693
Ratios to Average Net Assets:
 Expenses................................   1.24%+     1.24%   1.24%   1.24%+
 Net investment income...................   0.30%+     1.48%   0.27%   0.90%+
Portfolio Turnover Rate..................    172%       436%    294%    119%
Before applicable waiver of management
fee, expenses absorbed by SBAM and
credits earned on custodian cash
balances, net investment loss per share
and expense ratios would have been:
 Net investment loss per share........... $(0.08)    $(0.07) $(0.23) $(0.18)
 Expense ratio...........................   3.30%+     3.79%   3.81%   5.50%+

Asia Growth Fund
------------------------------------------------------------------------------
                                                Class B Shares(1)
                                              --------------------------------
                                          1999(2)     1998    1997   1996(3)
                                              --------------------------------
Net Asset Value, Beginning of Period.....  $6.42      $7.44  $10.31  $10.00
                                          ------     ------  ------  ------
Income (Loss) From Operations:
 Net investment income ..................  (0.02)      0.05   (0.05)   0.01
 Net realized and unrealized gain
  (loss).................................   2.91      (1.07)  (2.57)   0.46
                                          ------     ------  ------  ------
Total Income (Loss) From Operations......   2.89      (1.02)  (2.62)   0.47
                                          ------     ------  ------  ------
Less Distributions From:
 Net investment income...................     --         --      --   (0.01)
 Net realized gains......................     --         --   (0.25)  (0.15)
                                          ------     ------  ------  ------
Total Distributions......................     --         --   (0.25)  (0.16)
                                          ------     ------  ------  ------
Net Asset Value, End of Period...........  $9.31      $6.42   $7.44  $10.31
                                          ======     ======  ======  ======
Total Return(4)..........................   45.0%++   -13.7%  -26.1%    4.7%++
Net Assets, End of Period (000s)......... $7,673     $5,256  $5,738  $3,163
Ratios to Average Net Assets:
 Expenses................................   1.99%+     1.99%   1.99%   1.99%+
 Net investment income (loss)............  -0.45%+     0.77%  -0.48%   0.20%+
Portfolio Turnover Rate..................    172%       436%    294%    119%
Before applicable waiver of management
fee, expenses absorbed by SBAM and
credits earned on custodian cash
balances, net investment loss per share
and expense ratios would have been:
 Net investment loss per share........... $(0.09)    $(0.11) $(0.30) $(0.23)
 Expense ratio...........................   4.05%+     4.55%   4.56%   6.25%+

------
(1) Per share amounts have been calculated using the average shares method.
(2) For the six months ended June 30, 1999 (unaudited).
(3) For the period from May 6, 1996 (inception date) to December 31, 1996.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year..
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Asia Growth Fund

------------------------------------------------------------------------------
                                               Class 2 Shares(1)
                                              --------------------------------
                                         1999(2)    1998(3)   1997   1996(4)
                                              --------------------------------
Net Asset Value, Beginning of Period.... $ 6.42     $ 7.44   $10.30  $10.00
                                         ------     ------   ------  ------
Income (Loss) From Operations:
 Net investment income (loss) ..........  (0.02)      0.05    (0.05)   0.01
 Net realized and unrealized gain
  (loss)................................   2.91      (1.07)   (2.56)   0.45
                                         ------     ------   ------  ------
 Total Income (Loss) From Operations....   2.89      (1.02)   (2.61)   0.46
                                         ------     ------   ------  ------
Less Distributions From:
 Net investment income..................     --         --       --   (0.01)
 Net realized gains.....................     --         --    (0.25)  (0.15)
                                         ------     ------   ------  ------
Total Distributions.....................     --         --    (0.25)  (0.16)
                                         ------     ------   ------  ------
Net Asset Value, End of Period.......... $ 9.31     $ 6.42   $ 7.44  $10.30
                                         ======     ======   ======  ======
Total Return(5).........................   45.0%++   -13.7%   -26.0%    4.6%++
Net Assets, End of Period (000s)........ $3,350     $2,291   $1,643    $246
Ratios to Average Net Assets:
 Expenses...............................   1.99%+     1.99%    1.99%   2.00%+
 Net investment income (loss)...........  -0.45%+     0.80%   -0.47%   0.08%+
Portfolio Turnover Rate.................    172%       436%     294%    119%
Before applicable waiver of management
fee, expenses absorbed by SBAM and
credits earned on custodian cash
balances, net investment loss per share
and expense ratios would have been:
 Net investment loss per share.......... $(0.09)    $(0.11)  $(0.30) $(0.20)
 Expense ratio..........................   4.05%+     4.55%    4.56%   6.26%+

Asia Growth Fund
------------------------------------------------------------------------------
                                               Class O Shares(1)
                                              --------------------------------
                                         1999(2)     1998     1997   1996(4)
                                              --------------------------------
Net Asset Value, Beginning of Period.... $ 6.54     $ 7.50   $10.32  $10.00
                                         ------     ------   ------  ------
Income (Loss) From Operations:
 Net investment income .................   0.02       0.12     0.05    0.07
 Net realized and unrealized gain
  (loss)................................   2.97      (1.08)   (2.59)   0.46
                                         ------     ------   ------  ------
 Total Income (Loss) From Operations....   2.99      (0.96)   (2.54)   0.53
                                         ------     ------   ------  ------
Less Distributions From:
 Net investment income..................     --         --    (0.03)  (0.06)
 Net realized gains.....................     --         --    (0.25)  (0.15)
                                         ------     ------   ------  ------
Total Distributions.....................     --         --    (0.28)  (0.21)
                                         ------     ------   ------  ------
Net Asset Value, End of Period.......... $ 9.53     $ 6.54   $ 7.50  $10.32
                                         ======     ======   ======  ======
Total Return(5).........................   45.7%++   -12.8%   -25.3%    5.3%++
Net Assets, End of Period (000s)........ $1,022     $1,354     $412    $124
Ratios to Average Net Assets:
 Expenses...............................   0.99%+     0.99%    0.99%   0.99%+
 Net investment income..................   0.56%+     1.90%    0.51%   1.21%+
Portfolio Turnover Rate.................    172%       436%     294%    119%
Before applicable waiver of management
fee, expenses absorbed by SBAM and
credits earned on custodian cash
balances, net investment loss per share
and expense ratios would have been:
 Net investment loss per share.......... $(0.06)    $(0.04)  $(0.20) $(0.18)
 Expense ratio..........................   3.05%+     3.55%    3.56%   5.25%+

------
(1) Per share amounts have been calculated using the average shares method.
(2) For the six months ended June 30, 1999 (unaudited).
(3) On September 14, 1998, Class C shares were renamed Class 2 shares.
(4) For the period from May 6, 1996 (inception date) to December 31, 1996.
(5) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year..
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Small Cap Growth Fund

-------------------------------------------------------------------------------
                                         Class A Shares       Class B Shares
                                          -------------------------------------
                                      1999(1)(2)  1998(3)   1999(1)(2) 1998(3)
                                          -------------------------------------
Net Asset Value, Beginning of
 Period.............................   $ 11.59    $ 10.00    $ 11.55   $ 10.00
                                       -------    -------    -------   -------
Income (Loss) From Operations:
 Net investment loss................     (0.06)     (0.02)     (0.10)    (0.06)
 Net realized and unrealized gain
  (loss)............................      1.95       1.61       1.92      1.61
                                       -------    -------    -------   -------
Total Income (Loss) From
 Operations.........................      1.89       1.59       1.82      1.55
                                       -------    -------    -------   -------
Less Distributions From:
 Net investment income..............        --         --         --        --
 Net realized gains.................        --         --         --        --
                                       -------    -------    -------   -------
Total Distributions.................        --         --         --        --
                                       -------    -------    -------   -------
Net Asset Value, End of Period......   $ 13.48    $ 11.59    $ 13.37   $ 11.55
                                       =======    =======    =======   =======
Total Return(5)++...................      16.3%      15.9%      15.8%     15.5%
Net Assets, End of Period (000s)....    $4,597     $3,205     $5,570    $3,850
Ratios to Average Net Assets+:
 Expenses...........................      1.50%      1.50%      2.25%     2.25%
 Net investment loss................     -1.00%     -0.51%     -1.75%    -1.21%
Portfolio Turnover Rate.............        84%        96%        84%       96%
Before applicable waiver of
management fee, expenses absorbed by
SBAM and credits earned on custodian
cash balances, net investment loss
per share and expense ratios would
have been:
 Net investment loss per share......    $(0.11)    $(0.06)    $(0.14)   $(0.10)
 Expense ratio+.....................      2.29%      2.30%      3.04%     3.05%

Small Cap Growth Fund
-------------------------------------------------------------------------------
                                         Class 2 Shares       Class O Shares
                                          -------------------------------------
                                      199(1)(2)  1998(3)(4) 1999(1)(2) 1998(3)
                                          -------------------------------------
Net Asset Value, Beginning of
 Period.............................   $ 11.56    $ 10.00    $ 11.60   $ 10.00
                                       -------    -------    -------   -------
Income (Loss) From Operations:
 Net investment loss ...............     (0.10)     (0.06)     (0.05)    (0.01)
 Net realized and unrealized gain
  (loss)............................      1.93       1.62       1.96      1.61
                                       -------    -------    -------   -------
Total Income From Operations........      1.83       1.56       1.91      1.60
                                       -------    -------    -------   -------
Less Distributions From:
 Net investment income..............        --         --         --        --
 Net realized gains.................        --         --         --        --
                                       -------    -------    -------   -------
Total Distributions.................        --         --         --        --
                                       -------    -------    -------   -------
Net Asset Value, End of Period......   $ 13.39    $ 11.56    $ 13.51   $ 11.60
                                       =======    =======    =======   =======
Total Return(5)++...................      15.8%      15.6%      16.5%     16.0%
Net Assets, End of Period (000s)....    $3,150     $1,471        $10       $67
Ratios to Average Net Assets+:
 Expenses...........................      2.25%      2.25%      1.25%     1.25%
 Net investment loss................     -1.76%     -1.35%     -0.73%    -0.18%
Portfolio Turnover Rate.............        84%        96%        84%       96%
Before applicable waiver of
management fee, expenses absorbed by
SBAM and credits earned on custodian
cash balances, net investment loss
per share and expense ratios would
have been:
 Net investment loss per share......    $(0.15)    $(0.10)    $(0.10)   $(0.05)
 Expense ratio+.....................      3.05%      3.05%      2.06%     2.05%

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) For the period from July 1, 1998 (inception date) to December 31, 1998.
(4) On September 14, 1998, Class C shares were renamed Class 2 shares.
(5) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Capital Fund

---------------------------------------------------------------------------------
                                               Class A Shares
                                    =============================================
                                    1999(1)(2)    1998     1997   1996(2)(3)
                                    =============================================
Net Asset Value, Beginning of
 Period...........................   $ 22.92     $ 21.15  $19.88    $21.98
                                     -------     -------  ------    ------
Income From Operations:
 Net investment income............      0.12        0.14      --      0.01
 Net realized and unrealized gain
  (loss)..........................      3.02        4.64    5.10      1.54
                                     -------     -------  ------    ------
Total Income From Operations......      3.14        4.78    5.10      1.55
                                     -------     -------  ------    ------
Less Distributions From:
 Net investment income............     (0.07)      (0.18)     --     (0.15)
 Net realized gains...............        --       (2.83)  (3.83)    (3.50)
                                     -------     -------  ------    ------
Total Distributions...............     (0.07)      (3.01)  (3.83)    (3.65)
                                     -------     -------  ------    ------
Net Asset Value, End of Period....   $ 25.99     $ 22.92  $21.15    $19.88
                                     =======     =======  ======    ======
Total Return(4)...................      13.7%++     23.7%   26.4%      7.7%++
Net Assets, End of Period (000s)..   $19,082     $11,425  $5,589      $344
Ratios to Average Net Assets:
 Expenses.........................      1.24%+      1.34%   1.46%     1.88%+
 Net investment income (loss).....      0.98%+      0.81%  -0.10%     0.18%+
Portfolio Turnover Rate...........        54%        141%    159%      191%

Capital Fund

-------------------------------------------------------------------------------
                                             Class B Shares
                                  =============================================
                                  1999(1)(2)    1998     1997   1996(2)(3)
                                  =============================================
Net Asset Value, Beginning of
 Period.........................   $ 22.63     $ 21.01  $19.90    $21.98
                                   -------     -------  ------    ------
Income (Loss) From Operations:
 Net investment income (loss)...      0.03        0.09   (0.07)    (0.02)
 Net realized and unrealized
  gain..........................      2.98        4.45    5.01      1.56
                                   -------     -------  ------    ------
Total Income From Operations....      3.01        4.54    4.94      1.54
                                   -------     -------  ------    ------
Less Distributions From:
 Net investment income..........     (0.04)      (0.09)     --     (0.12)
 Net realized gains.............        --       (2.83)  (3.83)    (3.50)
                                   -------     -------  ------    ------
Total Distributions.............     (0.04)      (2.92)  (3.83)    (3.62)
                                   -------     -------  ------    ------
Net Asset Value, End of Period..   $ 25.60     $ 22.63  $21.01    $19.90
                                   =======     =======  ======    ======
Total Return(4).................      13.3%++     22.6%   25.6%      7.6%++
Net Assets, End of Period
 (000s).........................   $47,851     $22,294  $3,820      $219
Ratios to Average Net Assets:
 Expenses.......................      1.99%+      2.09%   2.20%     2.73%+
 Net investment income (loss)...      0.23%+      0.17%  -0.94%    -0.66%+
Portfolio Turnover Rate.........        54%        141%    159%      191%

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) For the period from November 1, 1996 (inception date) to December 31, 1996.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Capital Fund

------------------------------------------------------------------------------
                                                Class 2 Shares
                                     ====================================
                                     1999(1)(2)   1998(3)   1997   1996(2)(4)
                                     ====================================
Net Asset Value, Beginning of
 Period.............................   $22.69     $21.02   $19.91    $21.98
                                      -------     ------   ------    ------
Income (Loss) From Operations:
 Net investment income (loss).......     0.03       0.07    (0.06)    (0.02)
 Net realized and unrealized gain...     2.96       4.47     5.00      1.57
                                      -------     ------   ------    ------
Total Income From Operations........     2.99       4.54     4.94      1.55
                                      -------     ------   ------    ------
Less Distributions From:
 Net investment income..............    (0.04)     (0.04)   (3.83)    (0.12)
 Net realized gains.................       --      (2.83)      --     (3.50)
                                      -------     ------   ------    ------
Total Distributions.................    (0.04)     (2.87)   (3.83)    (3.62)
                                      -------     ------   ------    ------
Net Asset Value, End of Period......   $25.64     $22.69   $21.02    $19.91
                                      =======     ======   ======    ======
Total Return(5).....................     13.2%++    22.6%    25.6%      7.7%++
Net Assets, End of Period (000s)....  $13,699     $6,369   $2,385      $130
Ratios to Average Net Assets:
 Expenses...........................     1.99%+     2.09%    2.21%     2.45%+
 Net investment income (loss).......     0.22%+     0.09%   -0.91%    -0.50%+
Portfolio Turnover Rate.............       54%       141%     159%      191%

Capital Fund

---------------------------------------------------------------------------------------
                                              Class O Shares
                          ============================================================
                          1999(1)(2)     1998      1997    1996(2)     1995     1994
                          ============================================================
Net Asset Value,
 Beginning of Period....     $22.99      $21.23    $19.88    $18.67    $15.62   $20.80
                           --------    --------  --------  --------  --------  -------
Income (Loss) From
 Operations:
 Net investment income..       0.14        0.21      0.05      0.13      0.14     0.03
 Net realized and
  unrealized gain
  (loss)................       3.03        4.62      5.13      5.70      5.27    (2.87)
                           --------    --------  --------  --------  --------  -------
Total Income (Loss) From
 Operations.............       3.17        4.83      5.18      5.83      5.41    (2.84)
                           --------    --------  --------  --------  --------  -------
Less Distributions From:
 Net investment income..      (0.08)      (0.24)       --     (0.15)    (0.14)   (0.03)
 Net realized gains.....         --       (2.83)    (3.83)    (4.47)    (2.22)   (1.51)
 In excess of net
  realized gains........         --         --        --        --        --     (0.80)
                           --------    --------  --------  --------  --------  -------
Total Distributions.....      (0.08)      (3.07)    (3.83)    (4.62)    (2.36)   (2.34)
                           --------    --------  --------  --------  --------  -------
Net Asset Value, End of
 Period.................     $26.08      $22.99    $21.23    $19.88    $18.67   $15.62
                           ========    ========  ========  ========  ========  =======
Total Return(5).........       13.9%++     23.8%     26.8%     33.3%     34.9%   -14.2%
Net Assets, End of
 Period (000s)..........   $208,689    $194,973  $175,470  $135,943  $102,429  $86,704
Ratios to Average Net
 Assets:
 Expenses...............       1.00%+      1.08%     1.22%     1.38%     1.36%    1.30%
 Net investment income..       1.21%+      0.96%     0.26%     0.67%     0.74%    0.12%
Portfolio Turnover
 Rate...................         54%        141%      159%      191%      217%     152%

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) On September 14, 1998, Class C shares were renamed Class 2 shares.
(4) For the period from November 1, 1996 (inception date) to December 31, 1996.
(5) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
++Total return is not annualized, as it may not be represntative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Investors Fund

-------------------------------------------------------------------------------
                                           Class A Shares(1)
                                ============================================
                                1999(2)     1998     1997     1996    1995(3)
                                ============================================
Net Asset Value, Beginning of
 Period.......................   $22.04     $21.11   $18.89   $16.62  $13.61
                                -------    -------  -------  -------  ------
Income From Operations:
 Net investment income........     0.11       0.19     0.16     0.19    0.19
 Net realized and unrealized
  gain........................     3.21       2.91     4.64     4.63    4.55
                                -------    -------  -------  -------  ------
Total Income From Operations..     3.32       3.10     4.80     4.82    4.74
                                -------    -------  -------  -------  ------
Less Distributions From:
 Net investment income........    (0.06)     (0.17)   (0.21)   (0.22)  (0.23)
 Net realized gains...........       --      (2.00)   (2.37)   (2.33)  (1.50)
                                -------    -------  -------  -------  ------
Total Distributions...........    (0.06)     (2.17)   (2.58)   (2.55)  (1.73)
                                -------    -------  -------  -------  ------
Net Asset Value, End of
 Period.......................   $25.30     $22.04   $21.11   $18.89  $16.62
                                =======    =======  =======  =======  ======
Total Return(4)...............     15.1%++    15.2%    26.2%    30.3%   35.3%++
Net Assets, End of Period
 (000s).......................  $51,456    $50,953  $57,105  $10,905    $441
Ratios to Average Net Assets:
 Expenses.....................     0.88%+     0.88%    0.95%    1.06%   0.94%+
 Net investment income........     1.02%+     0.87%    0.86%    0.94%   1.41%+
Portfolio Turnover Rate.......       38%        74%      62%      58%     86%

Investors Fund
-------------------------------------------------------------------------------
                                           Class B Shares(1)
                                ============================================
                                1999(2)     1998     1997     1996    1995(3)
                                ============================================
Net Asset Value, Beginning of
 Period.......................   $21.87     $21.00   $18.86   $16.61  $13.61
                                -------    -------  -------  -------  ------
Income From Operations:
 Net investment income........     0.03       0.05     0.04     0.08    0.10
 Net realized and unrealized
  gain........................     3.19       2.85     4.58     4.60    4.54
                                -------    -------  -------  -------  ------
Total Income From Operations..     3.22       2.90     4.62     4.68    4.64
                                -------    -------  -------  -------  ------
Less Distributions From:
 Net investment income........    (0.02)     (0.03)   (0.11)   (0.10)  (0.14)
 Net realized gains...........       --      (2.00)   (2.37)   (2.33)  (1.50)
                                -------    -------  -------  -------  ------
Total Distributions...........    (0.02)     (2.03)   (2.48)   (2.43)  (1.64)
                                -------    -------  -------  -------  ------
Net Asset Value, End of
 Period.......................   $25.07     $21.87   $21.00   $18.86  $16.61
                                =======    =======  =======  =======  ======
Total Return(4)...............     14.7%++    14.3%    25.3%    29.2%   34.5%++
Net Assets, End of Period
 (000s).......................  $87,149    $75,189  $49,786   $9,433    $716
Ratios to Average Net Assets:
 Expenses.....................     1.63%+     1.63%    1.70%    1.82%   1.71%+
 Net investment income........     0.27%+     0.18%    0.12%    0.21%   0.63%+
Portfolio Turnover Rate.......       38%        74%      62%      58%     86%

------
(1) Per share amounts have been calculated using the average shares method.
(2) For the six months ended June 30, 1999 (unaudited).
(3) For the period from September 11, 1995 (inception date) to December 31,
    1995.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Investors Fund

--------------------------------------------------------------------------------------------
                                          Class 2 Shares
                          ---------------------------------------------------
                          1999(1)(2)   1998(3)     1997      1996    1995(4)
                          ---------------------------------------------------
Net Asset Value,
 Beginning of Period....     $21.88      $21.01    $18.86    $16.61    $13.61
                           --------    --------  --------  --------  --------
Income From Operations:
 Net investment income..       0.03        0.05      0.04      0.07      0.09
 Net realized and
  unrealized gain.......       3.21        2.84      4.59      4.60      4.55
                           --------    --------  --------  --------  --------
Total Income From
 Operations.............       3.24        2.89      4.63      4.67      4.64
                           --------    --------  --------  --------  --------
Less Distributions From:
 Net investment income..      (0.02)      (0.02)    (0.11)    (0.09)    (0.14)
 Net realized gains.....         --       (2.00)    (2.37)    (2.33)    (1.50)
                           --------    --------  --------  --------  --------
Total Distributions.....      (0.02)      (2.02)    (2.48)    (2.42)    (1.64)
                           --------    --------  --------  --------  --------
Net Asset Value, End of
 Period.................     $25.10      $21.88    $21.01    $18.86    $16.61
                           ========    ========  ========  ========  ========
Total Return(5).........       14.8%++     14.3%     25.2%     29.3%     34.5%++
Net Assets, End of
 Period (000s)..........    $19,016     $17,680   $11,701    $1,959      $306
Ratios to Average Net
 Assets:
 Expenses...............       1.63%+      1.63%     1.70%     1.80%     1.68%+
 Net investment income..       0.27%+      0.18%     0.13%     0.23%     0.66%+
Portfolio Turnover
 Rate...................         38%         74%       62%       58%       86%

Investors Fund

--------------------------------------------------------------------------------------------
                                              Class O Shares
                          ---------------------------------------------------------------
                          1999(1)(2)     1998      1997      1996      1995        1994
                          ---------------------------------------------------------------
Net Asset Value,
 Beginning of Period....     $22.05      $21.13    $18.90    $16.61    $13.63      $15.60
                           --------    --------  --------  --------  --------    --------
Income (Loss) From
 Operations:
 Net investment income..       0.15        0.25      0.24      0.25      0.27        0.27
 Net realized and
  unrealized gain
  (loss)................       3.22        2.90      4.60      4.62      4.48       (0.48)
                           --------    --------  --------  --------  --------    --------
Total Income (Loss) From
 Operations.............       3.37        3.15      4.84      4.87      4.75       (0.21)
                           --------    --------  --------  --------  --------    --------
Less Distributions From:
 Net investment income..      (0.08)      (0.23)    (0.24)    (0.25)    (0.27)      (0.27)
 Net realized gains.....         --       (2.00)    (2.37)    (2.33)    (1.50)      (1.49)
                           --------    --------  --------  --------  --------    --------
Total Distributions.....      (0.08)      (2.23)    (2.61)    (2.58)    (1.77)      (1.76)
                           --------    --------  --------  --------  --------    --------
Net Asset Value, End of
 Period.................     $25.34      $22.05    $21.13    $18.90    $16.61      $13.63
                           ========    ========  ========  ========  ========    ========
Total Return(5).........       15.3%++     15.4%     26.5%     30.6%     35.4%       -1.3%++
Net Assets, End of
 Period (000s)..........   $729,646    $650,916  $608,401  $518,361  $428,950    $348,214
Ratios to Average Net
 Assets:
 Expenses...............       0.63%+      0.63%     0.69%     0.76%     0.69%       0.69%+
 Net investment income..       1.27%+      1.15%     1.15%     1.36%     1.67%       1.75%+
Portfolio Turnover
 Rate...................         38%         74%       62%       58%       86%         66%

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) On September 14, 1998, Class C shares were renamed Class 2 shares.
(4) For the period from January 3, 1995 (inception date) to December 31, 1995.
(5) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Total Return Fund

-------------------------------------------------------------------------------
                                          Class A Shares(1)
                              ----------------------------------------------
                              1999(2)       1998     1997     1996    1995(3)
                              ----------------------------------------------
Net Asset Value, Beginning
 of Period..................    $13.11      $13.13   $11.82   $10.55  $10.00
                              --------    --------  -------  -------  ------
Income From Operations:
 Net investment income......      0.25        0.56     0.55     0.54    0.15
 Net realized and unrealized
  gain......................      0.95        0.26     1.65     1.35    0.52
                              --------    --------  -------  -------  ------
Total Income From
 Operations.................      1.20        0.82     2.20     1.89    0.67
                              --------    --------  -------  -------  ------
Less Distributions From:
 Net investment income......     (0.25)      (0.55)   (0.53)   (0.52)  (0.11)
 Net realized gains.........       --        (0.29)   (0.36)   (0.10)  (0.01)
                              --------    --------  -------  -------  ------
Total Distributions.........     (0.25)      (0.84)   (0.89)   (0.62)  (0.12)
                              --------    --------  -------  -------  ------
Net Asset Value, End of
 Period.....................    $14.06      $13.11   $13.13   $11.82  $10.55
                              ========    ========  =======  =======  ======
Total Return(4).............       9.3%++      6.4%    19.1%    18.3%    6.7%++
Net Assets, End of Period
 (000s).....................   $42,915     $51,443  $53,024  $21,109  $3,658
Ratios to Average Net
 Assets:
 Expenses...................      0.95%+      0.85%    0.77%    0.75%   0.74%+
 Net investment income......      3.75%+      4.17%    4.29%    4.81%   4.82%+
Portfolio Turnover Rate.....        51%         63%      70%      76%     16%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
income per share and expense
ratios would have been:
 Net investment income per
  share.....................     $0.23       $0.51    $0.49    $0.44   $0.13
 Expense ratio..............      1.17%+      1.17%    1.24%    1.61%   1.45%+

Total Return Fund

-------------------------------------------------------------------------------
                                          Class B Shares(1)
                              ----------------------------------------------
                              1999(2)       1998     1997     1996    1995(3)
                              ----------------------------------------------
Net Asset Value, Beginning
 of Period..................    $13.08      $13.12   $11.82   $10.54  $10.00
                              --------    --------  -------  -------  ------
Income From Operations:
 Net investment income......      0.20        0.45     0.45     0.45    0.13
 Net realized and unrealized
  gain......................      0.95        0.26     1.65     1.35    0.51
                              --------    --------  -------  -------  ------
Total Income From
 Operations.................      1.15        0.71     2.10     1.80    0.64
                              --------    --------  -------  -------  ------
Less Distributions From:
 Net investment income......     (0.21)      (0.46)   (0.44)   (0.42)  (0.09)
 Net realized gains.........       --        (0.29)   (0.36)   (0.10)  (0.01)
                              --------    --------  -------  -------  ------
Total Distributions.........     (0.21)      (0.75)   (0.80)   (0.52)  (0.10)
                              --------    --------  -------  -------  ------
Net Asset Value, End of
 Period.....................    $14.02      $13.08   $13.12   $11.82  $10.54
                              ========    ========  =======  =======  ======
Total Return(4).............       8.9%++      5.5%    18.2%    17.4%    6.4%++
Net Assets, End of Period
 (000s).....................  $120,885    $120,816  $87,549  $28,043  $5,378
Ratios to Average Net
 Assets:
 Expenses...................      1.70%+      1.60%    1.52%    1.50%   1.49%+
 Net investment income......      3.00%+      3.41%    3.54%    4.06%   4.06%+
Portfolio Turnover Rate.....        51%         63%      70%      76%     16%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
income per share and expense
ratios would have been:
 Net investment income per
  share.....................     $0.18       $0.41    $0.39    $0.36   $0.11
 Expense ratio..............      1.92%+      1.92%    1.99%    2.36%   2.19%+

------
(1) Per share amounts have been calculated using the average shares method.
(2) For the six months ended June 30, 1999 (unaudited).
(3) For the period from September 11, 1995 (inception date) to December 31,
    1995.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Total Return Fund

------------------------------------------------------------------------------
                                           Class 2 Shares(1)
                                 -------------------------------------------
                                 1999(2)    1998(3)   1997     1996   1995(4)
                                 -------------------------------------------
Net Asset Value, Beginning of
 Period........................   $13.11     $13.15   $11.85  $10.56  $10.00
                                 -------    -------  -------  ------  ------
Income From Operations:
 Net investment income.........     0.20       0.45     0.45    0.46    0.14
 Net realized and unrealized
  gain.........................     0.95       0.26     1.65    1.35    0.51
                                 -------    -------  -------  ------  ------
Total Income From Operations...     1.15       0.71     2.10    1.81    0.65
                                 -------    -------  -------  ------  ------
Less Distributions From:
 Net investment income.........    (0.21)     (0.46)   (0.44)  (0.42)  (0.08)
 Net realized gains............       --      (0.29)   (0.36)  (0.10)  (0.01)
                                 -------    -------  -------  ------  ------
Total Distributions............    (0.21)     (0.75)   (0.80)  (0.52)  (0.09)
                                 -------    -------  -------  ------  ------
Net Asset Value, End of
 Period........................   $14.05     $13.11   $13.15  $11.85  $10.56
                                 =======    =======  =======  ======  ======
Total Return(5)................      8.9%++     5.5%    18.1%   17.5%    6.5%++
Net Assets, End of Period
 (000s)........................  $27,773    $29,458  $21,085  $3,445    $445
Ratios to Average Net Assets:
 Expenses......................     1.70%+     1.60%    1.52%   1.50%   1.51%+
 Net investment income.........     3.00%+     3.41%    3.52%   4.07%   4.26%+
Portfolio Turnover Rate........       51%        63%      70%     76%     16%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share........................    $0.19      $0.41    $0.39   $0.36   $0.11
 Expense ratio.................     1.92%+     1.92%    1.99%   2.36%   2.22%+

Total Return Fund

------------------------------------------------------------------------------
                                           Class O Shares(1)
                                 -------------------------------------------
                                 1999(2)     1998     1997     1996   1996(4)
                                 -------------------------------------------
Net Asset Value, Beginning of
 Period........................   $13.18     $13.20   $11.88  $10.57  $10.00
                                 -------    -------  -------  ------  ------
Income From Operations:
 Net investment income ........     0.27       0.59     0.59    0.57    0.17
 Net realized and unrealized
  gain.........................     0.95       0.26     1.65    1.39    0.52
                                 -------    -------  -------  ------  ------
Total Income From Operations...     1.22       0.85     2.24    1.96    0.69
                                 -------    -------  -------  ------  ------
Less Distributions From:
 Net investment income.........    (0.27)     (0.58)   (0.56)  (0.55)  (0.11)
 Net realized gains............      --       (0.29)   (0.36)  (0.10)  (0.01)
                                 -------    -------  -------  ------  ------
Total Distributions............    (0.27)     (0.87)   (0.92)  (0.65)  (0.12)
                                 -------    -------  -------  ------  ------
Net Asset Value, End of
 Period........................   $14.13     $13.18   $13.20  $11.88  $10.57
                                 =======    =======  =======  ======  ======
Total Return(5)................      9.3%++     6.6%    19.3%   19.0%    6.9%++
Net Assets, End of Period
 (000s)........................   $1,610     $1,523   $1,227    $213  $4,494
Ratios to Average Net Assets:
 Expenses......................     0.70%+     0.60%    0.52%   0.50%   0.51%+
 Net investment income.........     4.00%+     4.41%    4.60%   5.13%   5.30%+
Portfolio Turnover Rate........       51%        63%      70%     76%     16%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share........................    $0.25      $0.55    $0.53   $0.47   $0.15
 Expense ratio.................     0.92%+     0.92%    1.00%   1.36%   1.22%+

------
(1) Per share amounts have been calculated using the average shares method.
(2) For the six months ended June 30, 1999 (unaudited).
(3) On September 14, 1998, Class C shares were renamed Class 2 shares.
(4) For the period from September 11, 1995 (inception date) to December 31,
    1995.
(5) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

High Yield Bond Fund

-------------------------------------------------------------------------------
                                         Class A Shares
                          --------------------------------------------------
                          1999(1)(2)     1998      1997      1996    1995(3)
                          --------------------------------------------------
Net Asset Value,
 Beginning of Period....      $9.89      $11.74    $11.54    $10.53   $10.00
                           --------    --------  --------  --------  -------
Income (Loss) From
 Operations:
 Net investment income
  ......................       0.48        1.05      1.06      1.10     0.92
 Net realized and
  unrealized gain
  (loss)................      (0.10)      (1.84)     0.38      1.11     0.67
                           --------    --------  --------  --------  -------
Total Income (Loss) From
 Operations.............       0.38       (0.79)     1.44      2.21     1.59
                           --------    --------  --------  --------  -------
Less Distributions From:
 Net investment income..      (0.53)      (1.06)    (1.05)    (1.10)   (0.91)
 Net realized gains.....         --          --     (0.19)    (0.10)   (0.15)
                           --------    --------  --------  --------  -------
Total Distributions.....      (0.53)      (1.06)    (1.24)    (1.20)   (1.06)
                           --------    --------  --------  --------  -------
Net Asset Value, End of
 Period.................      $9.74       $9.89    $11.74    $11.54   $10.53
                           ========    ========  ========  ========  =======
Total Return(4).........        3.9%++     -7.1%     13.0%     21.9%    16.6%++
Net Assets, End of
 Period (000s)..........   $142,029    $145,730  $169,721  $ 65,935  $10,789
Ratios to Average Net
 Assets:
 Expenses...............       1.31%+      1.24%     1.24%     1.24%    1.24%+
 Net investment
  income................       9.91%+      9.58%     8.66%     9.38%   10.58%+
Portfolio Turnover
 Rate...................         33%         66%       79%       85%     109%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............      $0.48       $1.04     $1.04     $1.09    $0.87
 Expense ratio..........       1.33%+      1.32%     1.34%     1.50%    1.80%+

High Yield Bond Fund

-------------------------------------------------------------------------------
                                         Class B Shares
                          --------------------------------------------------
                          1999(1)(2)     1998      1997      1996    1995(3)
                          --------------------------------------------------
Net Asset Value,
 Beginning of Period....      $9.87      $11.71    $11.53    $10.53   $10.00
                           --------    --------  --------  --------  -------
Income (Loss) From
 Operations:
 Net investment income
  ......................       0.45        0.97      0.98      1.02     0.85
 Net realized and
  unrealized gain
  (loss)................      (0.10)      (1.84)     0.37      1.11     0.68
                           --------    --------  --------  --------  -------
Total Income (Loss) From
 Operations.............       0.35       (0.87)     1.35      2.13     1.53
                           --------    --------  --------  --------  -------
Less Distributions From:
 Net investment income..      (0.49)      (0.97)    (0.98)    (1.03)   (0.85)
 Net realized gains.....         --          --     (0.19)    (0.10)   (0.15)
                           --------    --------  --------  --------  -------
Total Distributions.....      (0.49)      (0.97)    (1.17)    (1.13)   (1.00)
                           --------    --------  --------  --------  -------
Net Asset Value, End of
 Period.................      $9.73       $9.87    $11.71    $11.53   $10.53
                           ========    ========  ========  ========  =======
Total Return(4).........        3.6%++     -7.8%     12.2%     21.2%    15.7%++
Net Assets, End of
 Period (000s)..........   $331,725    $327,661  $329,672  $106,797  $10,108
Ratios to Average Net
 Assets:
 Expenses...............       2.05%+      1.99%     1.99%     1.99%    1.96%+
 Net investment income..       9.19%+      8.87%     7.90%     8.49%    9.53%+
Portfolio Turnover
 Rate...................         33%         66%       79%       85%     109%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
income per share and
expense ratios would
have been:
 Net investment income
  per share.............      $0.45       $0.96     $0.97     $1.01    $0.80
 Expense ratio..........       2.08%+      2.07%     2.09%     2.24%    2.51%+

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using average shares method.
(3) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(4) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

High Yield Bond Fund

-------------------------------------------------------------------------------
                                            Class 2 Shares
                              ----------------------------------------------
                              1999(1)(2)   1998(3)   1997     1996    1995(4)
                              ----------------------------------------------
Net Asset Value, Beginning
 of Period..................     $9.86      $11.70   $11.52   $10.53  $10.00
                               -------     -------  -------  -------  ------
Income (Loss) From
 Operations:
 Net investment income .....      0.46        0.97     0.99     1.02    0.85
 Net realized and unrealized
  gain (loss)...............     (0.10)      (1.84)    0.36     1.10    0.68
                               -------     -------  -------  -------  ------
Total Income (Loss) From
 Operations.................      0.36       (0.87)    1.35     2.12    1.53
                               -------     -------  -------  -------  ------
Less Distributions From:
 Net investment income......     (0.49)      (0.97)   (0.98)   (1.03)  (0.85)
 Net realized gains.........        --          --    (0.19)   (0.10)  (0.15)
                               -------     -------  -------  -------  ------
Total Distributions.........     (0.49)      (0.97)   (1.17)   (1.13)  (1.00)
                               -------     -------  -------  -------  ------
Net Asset Value, End of
 Period.....................     $9.73       $9.86   $11.70   $11.52  $10.53
                               =======     =======  =======  =======  ======
Total Return(5).............       3.7%++     -7.8%    12.2%    21.1%   15.8%++
Net Assets, End of Period
 (000s).....................   $91,681     $86,596  $76,042  $13,773  $1,274
Ratios to Average Net
 Assets:
 Expenses...................      1.85%+      1.99%    1.99%    1.99%   1.98%+
 Net investment income......      9.35%+      8.89%    7.87%    8.43%   9.61%+
Portfolio Turnover Rate.....        33%         66%      79%      85%    109%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
income per share and expense
ratios would have been:
 Net investment income per
  share.....................     $0.46       $0.96    $0.98    $1.01   $0.80
 Expense ratio..............      1.87%+      2.07%    2.08%    2.24%   2.54%+

High Yield Bond Fund

-------------------------------------------------------------------------------
                                            Class O Shares
                              ----------------------------------------------
                              1999(1)(2)    1998     1997     1996    1996(4)
                              ----------------------------------------------
Net Asset Value, Beginning
 of Period..................     $9.89      $11.75   $11.53   $10.54  $10.00
                               -------     -------  -------  -------  ------
Income (Loss) From
 Operations:
 Net investment income .....      0.50        1.09     1.08     1.16    0.95
 Net realized and unrealized
  gain (loss)...............     (0.10)      (1.86)    0.40     1.05    0.67
                               -------     -------  -------  -------  ------
Total Income (Loss) From
 Operations.................      0.40       (0.77)    1.48     2.21    1.62
                               -------     -------  -------  -------  ------
Less Distributions From:
 Net investment income......     (0.55)      (1.09)   (1.07)   (1.12)  (0.93)
 Net realized gains.........        --          --    (0.19)   (0.10)  (0.15)
                               -------     -------  -------  -------  ------
Total Distributions.........     (0.55)      (1.09)   (1.26)   (1.22)  (1.08)
                               -------     -------  -------  -------  ------
Net Asset Value, End of
 Period.....................     $9.74       $9.89   $11.75   $11.53  $10.54
                               =======     =======  =======  =======  ======
Total Return(5).............       4.1%++     -6.9%    13.4%    22.0%   16.8%++
Net Assets, End of Period
 (000s).....................   $12,287     $ 8,936  $ 2,386  $   393  $7,854
Ratios to Average Net
 Assets:
 Expenses...................      1.06%+      1.01%    0.99%    0.99%   1.00%+
 Net investment income......     10.12%+     10.85%    8.93%   10.64%  10.59%+
Portfolio Turnover Rate.....        33%         66%      79%      85%    109%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
income per share and expense
ratios would have been:
 Net investment income per
  share.....................     $0.50       $1.08    $1.07    $1.13   $0.90
 Expense ratio..............      1.08%+      1.09%    1.09%    1.24%   1.55%+

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using average shares method.
(3) On September 14, 1998, Class C shares were renamed Class 2 shares.
(4) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(5) Total return is calculated assuming a $1,000 investment of the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Strategic Bond Fund

-------------------------------------------------------------------------------
                                            Class A Shares
                              ----------------------------------------------
                              1999(1)(2)    1998    1997(2)  1996(2)  1995(3)
                              ----------------------------------------------
Net Asset Value, Beginning
 of Period..................    $10.19      $10.94   $10.83   $10.53  $10.00
                               -------     -------  -------  -------  ------
Income (Loss) From
 Operations:
 Net investment income......      0.38        0.76     0.76     0.87    0.84
 Net realized and unrealized
  gain (loss)...............     (0.38)      (0.65)    0.41     0.55    0.78
                               -------     -------  -------  -------  ------
Total Income From
 Operations.................        --        0.11     1.17     1.42    1.62
                               -------     -------  -------  -------  ------
Less Distributions From:
 Net investment income......     (0.42)      (0.85)   (0.89)   (0.94)  (0.85)
 In excess of net investment
  income....................        --          --       --    (0.01)     --
 Net realized gains.........        --       (0.01)   (0.17)   (0.17)  (0.24)
                               -------     -------  -------  -------  ------
Total Distributions.........     (0.42)      (0.86)   (1.06)   (1.12)  (1.09)
                               -------     -------  -------  -------  ------
Net Asset Value, End of
 Period.....................     $9.77      $10.19   $10.94   $10.83  $10.53
                               =======     =======  =======  =======  ======
Total Return(4).............      0.03%++      1.1%    11.2%    14.1%   16.8%++
Net Assets, End of Period
 (000s).....................   $21,743     $21,995  $17,150   $8,345    $513
Ratios to Average Net
 Assets:
 Expenses...................      1.24%+      1.24%    1.24%    1.24%   1.23%+
 Net investment income......      7.68%+      7.11%    6.99%    8.09%   9.51%+
Portfolio Turnover Rate.....        74%        109%     184%     122%    161%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
income (loss) per share and
expense ratios would have
been:
 Net investment income per
  share.....................     $0.38       $0.74    $0.73    $0.79   $0.76
 Expense ratio..............      1.36%+      3.79%    3.81%    5.50%   2.11%+


Strategic Bond Fund

-------------------------------------------------------------------------------
                                            Class B Shares
                              ----------------------------------------------
                              1999(1)(2)    1998    1997(2)  1996(2)  1995(3)
                              ----------------------------------------------
Net Asset Value, Beginning
 of Period..................    $10.18      $10.93   $10.82   $10.53  $10.00
                               -------     -------  -------  -------  ------
Income (Loss) From
 Operations:
 Net investment income......      0.34        0.69     0.67     0.79    0.76
 Net realized and unrealized
  gain (loss)...............     (0.38)      (0.66)    0.41     0.53    0.79
                               -------     -------  -------  -------  ------
Total Income (Loss) From
 Operations.................     (0.04)       0.03     1.08     1.32    1.55
                               -------     -------  -------  -------  ------
Less Distributions From:
 Net investment income......     (0.38)      (0.77)   (0.80)   (0.85)  (0.78)
 In excess of net investment
  income....................        --          --       --    (0.01)     --
 Net realized gains.........        --       (0.01)   (0.17)   (0.17)  (0.24)
                               -------     -------  -------  -------  ------
Total Distributions.........     (0.38)      (0.78)   (0.97)   (1.03)  (1.02)
                               -------     -------  -------  -------  ------
Net Asset Value, End of
 Period.....................     $9.76      $10.18   $10.93   $10.82  $10.53
                               =======     =======  =======  =======  ======
Total Return(4).............      -0.4%++      0.3%    10.4%    13.0%   16.1%++
Net Assets, End of Period
 (000s).....................   $71,212     $67,928  $47,921  $14,291  $1,879
Ratios to Average Net
 Assets:
 Expenses...................      1.99%+      1.99%    1.99%    1.98%   1.97%+
 Net investment income......      6.83%+      6.37%    6.12%    7.34%   8.75%+
Portfolio Turnover Rate.....        74%        109%     184%     122%    161%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
income per share and expense
ratios would have been:
 Net investment income per
  share.....................     $0.33       $0.67    $0.64    $0.71   $0.69
 Expense ratio..............      2.11%+      2.18%    2.28%    2.73%   2.85%+

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Strategic Bond Fund

-------------------------------------------------------------------------------
                                            Class 2 Shares
                              ----------------------------------------------
                              1999(1)(2)    1998    1997(2)  1996(2)  1995(3)
                              ----------------------------------------------
Net Asset Value, Beginning
 of Period..................    $10.18      $10.94   $10.82  $10.53   $10.00
                               -------     -------  -------  ------   ------
Income (Loss) From
 Operations:
 Net investment income......      0.35        0.69     0.66    0.78     0.77
 Net realized and unrealized
  gain (loss)...............     (0.37)      (0.67)    0.43    0.54     0.78
                               -------     -------  -------  ------   ------
Total Income (Loss) From
 Operations.................     (0.02)       0.02     1.09    1.32     1.55
                               -------     -------  -------  ------   ------
Less Distributions From:
 Net investment income......     (0.38)      (0.77)   (0.80)  (0.85)   (0.78)
 In excess of net investment
  income....................        --          --       --   (0.01)      --
 Net realized gains.........        --       (0.01)   (0.17)  (0.17)   (0.24)
                               -------     -------  -------  ------   ------
Total Distributions.........     (0.38)      (0.78)   (0.97)  (1.03)   (1.02)
                               -------     -------  -------  ------   ------
Net Asset Value, End of
 Period.....................     $9.78      $10.18   $10.94  $10.82   $10.53
                               =======     =======  =======  ======   ======
Total Return(4).............      -0.2%++      0.2%    10.5%   13.1%    16.1%++
Net Assets, End of Period
 (000s).....................   $25,456     $27,327  $20,220  $4,575     $411
Ratios to Average Net
 Assets:
 Expenses...................      1.79%+      1.99%    1.99%   1.98%    1.99%+
 Net investment income......      7.13%+      6.37%    6.09%   7.26%    8.77%+
Portfolio Turnover Rate.....        74%        109%     184%    122%     161%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
loss per share and expense
ratios would have been:
 Net investment loss per
  share.....................     $0.35       $0.67    $0.63   $0.70    $0.70
 Expense ratio..............      1.90%+      2.18%    2.28%   2.72%    2.87%+

Strategic Bond Fund

-------------------------------------------------------------------------------
                                            Class O Shares
                              ----------------------------------------------
                              1999(1)(2)    1998    1997(2)  1996(2)  1996(3)
                              ----------------------------------------------
Net Asset Value, Beginning
 of Period..................    $10.18      $10.93   $10.82  $10.53   $10.00
                               -------     -------  -------  ------   ------
Income (Loss) From
 Operations:
 Net investment income......      0.40        0.77     0.78    0.92     0.87
 Net realized and unrealized
  gain (loss)...............     (0.38)      (0.63)    0.41    0.51     0.77
                               -------     -------  -------  ------   ------
Total Income From
 Operations.................      0.02        0.14     1.19    1.43     1.64
                               -------     -------  -------  ------   ------
Less Distributions From:
 Net investment income......     (0.44)      (0.88)   (0.91)  (0.96)   (0.87)
 In excess of net investment
  income....................        --          --       --   (0.01)      --
 Net realized gains.........        --       (0.01)   (0.17)  (0.17)   (0.24)
                               -------     -------  -------  ------   ------
Total Distributions.........     (0.44)      (0.89)   (1.08)  (1.14)   (1.11)
                               -------     -------  -------  ------   ------
Net Asset Value, End of
 Period.....................     $9.76      $10.18   $10.93  $10.82   $10.53
                               =======     =======  =======  ======   ======
Total Return(4).............       0.2%++      1.3%    11.5%   14.2%    17.0%++
Net Assets, End of Period
 (000s).....................      $490        $498     $649  $3,817   $9,763
Ratios to Average Net
 Assets:
 Expenses...................      0.99%+      0.99%    0.96%   1.00%    0.99%+
 Net investment income......      7.93%+      7.37%    7.22%   8.65%    9.74%+
Portfolio Turnover Rate.....        74%        109%     184%    122%     161%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
loss per share and expense
ratios would have been:
 Net investment loss per
  share.....................     $0.39       $0.75    $0.75   $0.84    $0.79
 Expense ratio..............      1.11%+      1.18%    1.25%   1.74%    1.87%+

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

National Intermediate Municipal Fund

--------------------------------------------------------------------------------
                                              Class A Shares
                                  ------------------------------------------
                                  1999(1)(2)   1998    1997    1996   1995(3)
                                  ------------------------------------------
Net Asset Value, Beginning of
 Period.........................    $10.61    $10.62  $10.35  $10.43  $10.00
                                    ------    ------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income..........      0.24      0.47    0.48    0.48    0.40
 Net realized and unrealized
  gain (loss)...................     (0.29)       --    0.28   (0.06)   0.46
                                    ------    ------  ------  ------  ------
Total Income (Loss) From
 Operations.....................     (0.05)     0.47    0.76    0.42    0.86
                                    ------    ------  ------  ------  ------
Less Distributions From:
 Net investment income..........     (0.24)    (0.48)  (0.48)  (0.48)  (0.40)
 In excess of net investment
  income........................        --        --      --      --      --
 Net realized gains.............        --        --   (0.01)  (0.02)  (0.03)
                                    ------    ------  ------  ------  ------
Total Distributions.............     (0.24)    (0.48)  (0.49)  (0.50)  (0.43)
                                    ------    ------  ------  ------  ------
Net Asset Value, End of Period..    $10.32    $10.61  $10.62  $10.35  $10.43
                                    ======    ======  ======  ======  ======
Total Return(4).................      -0.5%++    4.5%    7.5%    4.2%    8.7%++
Net Assets, End of Period
 (000s).........................    $4,863    $2,545  $1,063    $696    $569
Ratios to Average Net Assets:
 Expenses.......................      0.75%+    0.75%   0.75%   0.75%   0.75%+
 Net investment income..........      4.25%+    4.28%   4.53%   4.62%   4.63%+
Portfolio Turnover Rate ........         0%        8%      1%     19%     29%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per share
  ..............................     $0.19     $0.37   $0.36   $0.35   $0.32
 Expense ratio..................      1.59%+    1.67%   1.82%   2.02%   1.71%+

National Intermediate Municipal Fund

--------------------------------------------------------------------------------
                                              Class B Shares
                                  ------------------------------------------
                                  1999(1)(2)   1998    1997    1996   1995(3)
                                  ------------------------------------------
Net Asset Value, Beginning of
 Period.........................    $10.57    $10.59  $10.33  $10.42  $10.00
                                    ------    ------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income..........      0.18      0.39    0.40    0.40    0.34
 Net realized and unrealized
  gain (loss)...................     (0.27)       --    0.28   (0.06)   0.45
                                    ------    ------  ------  ------  ------
Total Income (Loss) From
 Operations.....................     (0.09)     0.39    0.68    0.34    0.79
                                    ------    ------  ------  ------  ------
Less Distributions From:
 Net investment income..........     (0.20)    (0.41)  (0.40)  (0.41)  (0.34)
 In excess of net investment
  income........................        --        --   (0.01)     --      --
 Net realized gains.............        --        --   (0.01)  (0.02)  (0.03)
                                    ------    ------  ------  ------  ------
Total Distributions.............     (0.20)    (0.41)  (0.42)  (0.43)  (0.37)
                                    ------    ------  ------  ------  ------
Net Asset Value, End of Period..    $10.28    $10.57  $10.59  $10.33  $10.42
                                    ======    ======  ======  ======  ======
Total Return(4).................      -0.8%++    3.7%    6.7%    3.4%    8.0%++
Net Assets, End of Period
 (000s).........................    $3,269    $2,763  $1,295    $702    $432
Ratios to Average Net Assets:
 Expenses.......................      1.50%+    1.50%   1.50%   1.50%   1.50%+
 Net investment income..........      3.46%+    3.54%   3.75%   3.88%   3.85%+
Portfolio Turnover Rate.........         0%        8%      1%     19%     29%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share.........................     $0.14     $0.29   $0.28   $0.27   $0.25
 Expense ratio..................      2.33%+    2.42%   2.57%   2.77%   2.45%+

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

National Intermediate Municipal Fund

-------------------------------------------------------------------------------
                                              Class 2 Shares
                                 -------------------------------------------
                                 1999(1)(2)  1998(3)   1997    1996   1995(4)
                                 -------------------------------------------
Net Asset Value, Beginning of
 Period........................    $10.57    $10.59   $10.33  $10.42  $10.00
                                   ------    ------   ------  ------  ------
Income (Loss) From Operations:
 Net investment income.........      0.19      0.39     0.40    0.40    0.34
 Net realized and unrealized
  gain (loss)..................     (0.27)       --     0.28   (0.06)   0.45
                                   ------    ------   ------  ------  ------
Total Income (Loss) From
 Operations....................     (0.08)     0.39     0.68    0.34    0.79
                                   ------    ------   ------  ------  ------
Less Distributions From:
 Net investment income.........     (0.20)    (0.41)   (0.40)  (0.41)  (0.34)
 In excess of net investment
  income.......................        --        --    (0.01)     --      --
 Net realized gains............        --        --    (0.01)  (0.02)  (0.03)
                                   ------    ------   ------  ------  ------
Total Distributions............     (0.20)    (0.41)   (0.42)  (0.43)  (0.37)
                                   ------    ------   ------  ------  ------
Net Asset Value, End of
 Period........................    $10.29    $10.57   $10.59  $10.33  $10.42
                                   ======    ======   ======  ======  ======
Total Return(5)................      -0.7%++    3.7%     6.7%    3.4%    8.0%++
Net Assets, End of Period
 (000s)........................    $3,169    $2,291     $514    $468    $271
Ratios to Average Net Assets:
 Expenses......................      1.29%+    1.50%    1.50%   1.50%   1.50%+
 Net investment income.........      3.70%+    3.51%    3.81%   3.88%   3.85%+
Portfolio Turnover Rate........         0%        8%       1%     19%     29%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share........................     $0.15     $0.29    $0.28   $0.27   $0.25
 Expense ratio.................      2.13%+    2.42%    2.57%   2.77%   2.46%+

National Intermediate Municipal Fund

-------------------------------------------------------------------------------
                                              Class O Shares
                                 -------------------------------------------
                                 1999(1)(2)   1998    1997     1996   1995(4)
                                 -------------------------------------------
Net Asset Value, Beginning of
 Period........................    $10.60    $10.61  $ 10.34  $10.43  $10.00
                                   ------    ------  -------  ------  ------
Income (Loss) From Operations:
 Net investment income.........      0.24      0.48     0.50    0.50    0.42
 Net realized and unrealized
  gain (loss)..................     (0.27)     0.01     0.28   (0.07)   0.46
                                   ------    ------  -------  ------  ------
Total Income (Loss) From
 Operations....................     (0.03)     0.49     0.78    0.43    0.88
                                   ------    ------  -------  ------  ------
Less Distributions From:
 Net investment income.........     (0.25)    (0.50)   (0.50)  (0.50)  (0.42)
 In excess of net investment
  income.......................        --        --       --      --      --
 Net realized gains............        --        --    (0.01)  (0.02)  (0.03)
                                   ------    ------  -------  ------  ------
Total Distributions............     (0.25)    (0.50)   (0.51)  (0.52)  (0.45)
                                   ------    ------  -------  ------  ------
Net Asset Value, End of
 Period........................    $10.32    $10.60  $ 10.61  $10.34  $10.43
                                   ======    ======  =======  ======  ======
Total Return(5)................      -0.3%++    4.8%     7.8%    4.3%    9.0%++
Net Assets, End of Period
 (000s)........................    $4,289    $8,211  $11,286  $9,786  $9,675
Ratios to Average Net Assets:
 Expenses......................      0.50%+    0.50%    0.50%   0.50%   0.50%+
 Net investment income.........      4.68%+    4.58%    4.79%   4.88%   4.86%+
Portfolio Turnover Rate........         0%        8%       1%     19%     29%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share........................     $0.20     $0.38    $0.39   $0.37   $0.34
 Expense ratio.................      1.33%+    1.42%    1.57%   1.77%   1.46%+

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) On September 14, 1998, Class C Shares were renamed Class 2 Shares.
(4) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(5) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

U.S. Government Income Fund

-------------------------------------------------------------------------------
                                             Class A Shares
                                --------------------------------------------
                                1999(1)(2)    1998     1997    1996   1995(3)
                                --------------------------------------------
Net Asset Value, Beginning of
 Period.......................   $ 10.28     $ 10.20  $10.07  $10.32  $10.00
                                 -------     -------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income........      0.23        0.55    0.58    0.54    0.49
 Net realized and unrealized
  gain (loss).................     (0.29)       0.21    0.19   (0.19)   0.43
                                 -------     -------  ------  ------  ------
Total Income (Loss) From
 Operations...................     (0.06)       0.76    0.77    0.35    0.92
                                 -------     -------  ------  ------  ------
Less Distributions From:
 Net investment income........     (0.29)      (0.57)  (0.54)  (0.54)  (0.49)
 In excess of net investment
  income......................        --       (0.11)  (0.10)  (0.06)  (0.10)
 Net realized gains...........        --          --      --      --   (0.01)
                                 -------     -------  ------  ------  ------
Total Distributions...........     (0.29)      (0.68)  (0.64)  (0.60)  (0.60)
                                 -------     -------  ------  ------  ------
Net Asset Value, End of
 Period.......................   $  9.93     $ 10.28  $10.20  $10.07  $10.32
                                 =======     =======  ======  ======  ======
Total Return(4)...............      -0.6%++      7.6%    7.9%    3.6%    9.5%++
Net Assets, End of Period
 (000s).......................    $7,366      $6,744  $1,320  $1,188    $278
Ratios to Average Net Assets:
 Expenses.....................      0.85%+      0.85%   0.85%   0.84%   0.85%+
 Net investment income........      4.49%+      4.98%   5.77%   5.22%   5.67%+
Portfolio Turnover Rate.......        56%        173%    261%    365%    230%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
income per share and expense
ratios would have been:
 Net investment income per
  share.......................     $0.20       $0.47   $0.47   $0.38   $0.40
 Expense ratio................      1.33%+      1.63%   2.02%   2.21%   1.90%+

U.S. Government Income Fund
-------------------------------------------------------------------------------
                                             Class B Shares
                                --------------------------------------------
                                1999(1)(2)    1998     1997    1996   1995(3)
                                --------------------------------------------
Net Asset Value, Beginning of
 Period.......................   $ 10.29     $ 10.20  $10.06  $10.32  $10.00
                                 -------     -------  ------  ------  ------
Income (Loss) From Operations:
 Net investment income........      0.21        0.48    0.51    0.46    0.43
 Net realized and unrealized
  gain (loss).................     (0.30)       0.21    0.19   (0.20)   0.43
                                 -------     -------  ------  ------  ------
Total Income (Loss) From
 Operations...................     (0.09)       0.69    0.70    0.26    0.86
                                 -------     -------  ------  ------  ------
Less Distributions From:
 Net investment income........     (0.26)      (0.49)  (0.46)  (0.46)  (0.43)
 In excess of net investment
  income......................        --       (0.11)  (0.10)  (0.06)  (0.10)
 Net realized gains...........        --          --      --      --   (0.01)
                                 -------     -------  ------  ------  ------
Total Distributions...........     (0.26)      (0.60)  (0.56)  (0.52)  (0.54)
                                 -------     -------  ------  ------  ------
Net Asset Value, End of
 Period.......................   $  9.94     $ 10.29  $10.20  $10.06  $10.32
                                 =======     =======  ======  ======  ======
Total Return(4)...............      -0.9%++      6.9%    7.2%    2.7%    8.8%++
Net Assets, End of Period
 (000s).......................   $15,833     $15,315  $2,531  $1,266    $572
Ratios to Average Net Assets:
 Expenses.....................      1.60%+      1.60%   1.60%   1.59%   1.60%+
 Net investment income........      4.15%+      4.20%   4.96%   4.51%   4.85%+
Portfolio Turnover Rate.......        56%        173%    261%    365%    230%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
income per share and expense
ratios would have been:
 Net investment income per
  share.......................     $0.18       $0.39   $0.39   $0.30   $0.34
 Expense ratio................      2.08%+      2.39%   2.77%   2.96%   2.64%+

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

U.S. Government Income Fund

-------------------------------------------------------------------------------
                                              Class 2 Shares
                                 -------------------------------------------
                                 1999(1)(2)  1998(3)   1997    1996   1995(4)
                                 -------------------------------------------
Net Asset Value, Beginning of
 Period........................    $10.28    $10.19   $10.05  $10.32  $10.00
                                   ------    ------   ------  ------  ------
Income (Loss) From Operations:
 Net investment income.........      0.20      0.48     0.51    0.46    0.43
 Net realized and unrealized
  gain (loss)..................     (0.28)     0.21     0.19   (0.21)   0.43
                                   ------    ------   ------  ------  ------
Total Income (Loss) From
 Operations....................     (0.08)     0.69     0.70    0.25    0.86
                                   ------    ------   ------  ------  ------
Less Distributions From:
 Net investment income.........     (0.26)    (0.49)   (0.46)  (0.46)  (0.43)
 In excess of net investment
  income.......................        --     (0.11)   (0.10)  (0.06)  (0.10)
 Net realized gains............        --        --       --      --   (0.01)
                                   ------    ------   ------  ------  ------
Total Distributions............     (0.26)    (0.60)   (0.56)  (0.52)  (0.54)
                                   ------    ------   ------  ------  ------
Net Asset Value, End of
 Period........................    $ 9.94    $10.28   $10.19  $10.05  $10.32
                                   ======    ======   ======  ======  ======
Total Return(5)................      -0.8%++    6.9%     7.0%    2.7%    8.8%++
Net Assets, End of Period
 (000s)........................    $4,916    $4,715     $751    $422    $273
Ratios to Average Net Assets:
 Expenses......................      1.39%+    1.60%    1.59%   1.60%   1.60%+
 Net investment income.........      3.99%+    4.25%    4.94%   4.51%   4.92%+
Portfolio Turnover Rate........        56%      173%     261%    365%    230%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share........................     $0.18     $0.39    $0.39   $0.31   $0.34
 Expense ratio.................      1.87%+    2.39%    2.76%   2.97%   2.64%+

U.S. Government Income Fund

-------------------------------------------------------------------------------
                                              Class O Shares
                                 -------------------------------------------
                                 1999(1)(2)  1998(2)   1997    1996   1995(4)
                                 -------------------------------------------
Net Asset Value, Beginning of
 Period........................    $10.29    $10.19   $10.06  $10.32  $10.00
                                   ------    ------   ------  ------  ------
Income (Loss) From Operations:
 Net investment income.........      0.24      0.57     0.61    0.56    0.52
 Net realized and unrealized
  gain (loss)..................     (0.28)     0.23     0.18   (0.20)   0.42
                                   ------    ------   ------  ------  ------
Total Income (Loss) From
 Operations....................     (0.04)     0.80     0.79    0.36    0.94
                                   ------    ------   ------  ------  ------
Less Distributions From:
 Net investment income.........     (0.31)    (0.59)   (0.56)  (0.56)  (0.52)
 In excess of net investment
  income.......................        --     (0.11)   (0.10)  (0.06)  (0.10)
 Net realized gains............        --        --       --      --      --
                                   ------    ------   ------  ------  ------
Total Distributions............     (0.31)    (0.70)   (0.66)  (0.62)  (0.62)
                                   ------    ------   ------  ------  ------
Net Asset Value, End of
 Period........................    $ 9.94    $10.29   $10.19  $10.06  $10.32
                                   ======    ======   ======  ======  ======
Total Return(5)................      -0.4%++    8.1%     8.1%    3.7%    9.7%++
Net Assets, End of Period
 (000s)........................    $3,323    $3,330   $9,553  $9,375  $9,552
Ratios to Average Net Assets:
 Expenses......................      0.60%+    0.60%    0.60%   0.60%   0.60%+
 Net investment income.........      4.76%+    5.52%    6.01%   5.53%   5.92%+
Portfolio Turnover Rate........        56%      173%     261%    365%    230%
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment income
per share and expense ratios
would have been:
 Net investment income per
  share........................     $0.22     $0.44    $0.49   $0.41   $0.42
 Expense ratio.................      1.08%+    1.38%    1.77%   1.97%   1.64%+

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) On September 14, 1998, Class C Shares were renamed Class 2 Shares.
(4) For the period from February 22, 1995 (inception date) to December 31,
    1995.
(5) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

New York Municipal Money Fund

-------------------------------------------------------------------------------
                                            Class A Shares
                                    -------------------------------------------
                                    1999(1)     1998     1997    1996(2)
                                    -------------------------------------------
Net Asset Value, Beginning of
 Period...........................   $1.000     $1.000   $1.000   $1.000
                                    -------    -------  -------  -------
 Net investment income............    0.014      0.031    0.034    0.006
 Dividends from net investment
  income..........................   (0.014)    (0.031)  (0.034)  (0.006)
                                    -------    -------  -------  -------
Net Asset Value, End of Period....   $1.000     $1.000   $1.000   $1.000
                                    =======    =======  =======  =======
Total Return(3)...................      1.4%++     3.2%     3.5%     0.6%++
Net Assets, End of Period (000s)..   $5,062     $5,372   $3,808     $360
Ratios to Average Net Assets:
 Expenses.........................     0.41%+     0.41%    0.50%    0.38%+
 Net investment income............     2.66%+     3.15%    3.39%    3.56%+
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment income per share and
expense ratios would have been:
 Net investment income per share..      --         --       --    $0.006
 Expense ratio....................      --         --       --      0.39%+

New York Municipal Money Fund
-------------------------------------------------------------------------------
                                            Class B Shares
                                    -------------------------------------------
                                    1999(1)     1998     1997    1996(2)
                                    -------------------------------------------
Net Asset Value, Beginning of
 Period...........................   $1.000     $1.000   $1.000   $1.000
                                    -------    -------  -------  -------
 Net investment income............    0.014      0.031    0.034    0.006
 Dividends from net investment
  income..........................   (0.014)    (0.031)  (0.034)  (0.006)
                                    -------    -------  -------  -------
Net Asset Value, End of Period....   $1.000     $1.000   $1.000   $1.000
                                    =======    =======  =======  =======
Total Return(3)...................      1.4%++     3.2%     3.5%     0.6%++
Net Assets, End of Period (000s)..     $225        $25      $25      $25
Ratios to Average Net Assets:
 Expenses.........................     0.42%+     0.42%    0.43%    0.40%+
 Net investment income............     2.87%+     3.21%    3.32%    3.40%+
Before applicable waiver of
management fee, expenses absorbed
by SBAM and credits earned on
custodian cash balances, net
investment income per share and
expense ratios would have been:
 Net investment income per share..      --         --       --    $0.006
 Expense ratio....................      --         --       --      0.41%+

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) For the period from November 1, 1996 (inception date) to December 31, 1996.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

New York Municipal Money Fund

----------------------------------------------------------------------------------------
                                    Class 2 Shares
                          ----------------------------------------
                          1999(1)     1998(2)     1997    1996(3)
                          ----------------------------------------
Net Asset Value,
 Beginning of Period....    $1.000      $1.000    $1.000    $1.000
                          --------    --------  --------  --------
 Net investment income..     0.014       0.031     0.034     0.006
 Dividends from net
  investment income.....    (0.014)     (0.031)   (0.034)   (0.006)
                          --------    --------  --------  --------
Net Asset Value, End of
 Period.................    $1.000      $1.000    $1.000    $1.000
                          ========    ========  ========  ========
Total Return(4).........       1.4%++      3.2%      3.5%      0.6%
Net Assets, End of
 Period (000s)..........       $25        $153       $25       $25
Ratios to Average Net
 Assets:
 Expenses...............      0.39%+      0.34%     0.47%     0.40%+
 Net investment income..      2.58%+      3.13%     3.40%     3.40%+
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
loss per share and
expense ratios would
have been:
 Net investment income
  per share.............       --          --        --     $0.006
 Expense ratio..........       --          --        --       0.41%+

New York Municipal Money Fund

----------------------------------------------------------------------------------------
                                             Class O Shares
                          -------------------------------------------------------------
                          1999(1)     1998(2)     1997      1996       1995      1994
                          -------------------------------------------------------------
Net Asset Value,
 Beginning of Period....    $1.000      $1.000    $1.000    $1.000     $1.000    $1.000
                          --------    --------  --------  --------   --------  --------
 Net investment income..     0.014       0.031     0.034     0.032      0.037     0.027
 Dividends from net
  investment income.....    (0.014)     (0.031)   (0.034)   (0.032)    (0.037)   (0.027)
                          --------    --------  --------  --------   --------  --------
Net Asset Value, End of
 Period.................    $1.000      $1.000    $1.000    $1.000     $1.000    $1.000
                          ========    ========  ========  ========   ========  ========
Total Return(4).........       1.4%++      3.2%      3.5%      3.3%       3.7%      2.7%
Net Assets, End of
 Period (000s)..........  $165,170    $195,584  $305,419  $273,734   $226,549  $269,788
Ratios to Average Net
 Assets:
 Expenses...............      0.41%+      0.43%     0.47%     0.53%      0.43%     0.41%
 Net investment income..      2.67%+      3.14%     3.39%     3.25%      3.67%     2.63%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
loss per share and
expense ratios would
have been:
 Net investment income
  per share.............       --          --        --     $0.032     $0.037       --
 Expense ratio..........       --          --        --       0.53%      0.45%      --

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) On September 14, 1998, Class C shares were renamed Class 2 shares.
(3) For the period from November 1, 1996 (inception date) to December 31, 1996.
(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Cash Management Fund

------------------------------------------------------------------------------
                                           Class A Shares
                               --------------------------------------------
                               1999(1)     1998     1997     1996   1995(2)
                               --------------------------------------------
Net Asset Value, Beginning of
 Period.......................  $1.000     $1.000   $1.000  $1.000   $1.000
                               -------    -------  -------  ------  -------
 Net investment income........   0.022      0.050    0.051   0.050    0.044
 Dividends from net investment
  income......................  (0.022)    (0.050)  (0.051) (0.050)  (0.044)
                               -------    -------  -------  ------  -------
Net Asset Value, End of
 Period.......................  $1.000     $1.000   $1.000  $1.000   $1.000
                               =======    =======  =======  ======  =======
Total Return(3)...............     2.2%++     5.2%     5.2%    5.1%     4.5%++
Net Assets, End of Period
 (000s)....................... $18,258    $26,793  $18,246  $8,175   $1,756
Ratios to Average Net Assets:
 Expenses.....................    0.54%+     0.55%    0.55%   0.55%    0.55%+
 Net investment income........    4.37%+     5.02%    5.11%   4.95%    5.42%+
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
income per share and expense
ratios would have been:
 Net investment income per
  share.......................  $0.022     $0.049   $0.049  $0.047   $0.037
 Expense ratio................    0.56%+     0.67%    0.70%   0.82%    1.35%+


Cash Management Fund

------------------------------------------------------------------------------
                                           Class B Shares
                               --------------------------------------------
                               1999(1)     1998     1997     1996   1995(2)
                               --------------------------------------------
Net Asset Value, Beginning of
 Period.......................  $1.000     $1.000   $1.000  $1.000   $1.000
                               -------    -------  -------  ------  -------
 Net investment income........   0.022      0.050    0.051   0.050    0.043
 Dividends from net investment
  income......................  (0.022)    (0.050)  (0.051) (0.050)  (0.043)
                               -------    -------  -------  ------  -------
Net Asset Value, End of
 Period.......................  $1.000     $1.000   $1.000  $1.000   $1.000
                               =======    =======  =======  ======  =======
Total Return(3)...............     2.2%++     5.2%     5.2%    5.1%     4.4%++
Net Assets, End of Period
 (000s)....................... $14,044    $17,374   $4,151  $3,920   $2,238
Ratios to Average Net Assets:
 Expenses.....................    0.54%+     0.55%    0.55%   0.55%    0.55%+
 Net investment income........    4.36%+     4.95%    5.10%   4.95%    5.38%+
Before applicable waiver of
management fee, expenses
absorbed by SBAM and credits
earned on custodian cash
balances, net investment
income per share and expense
ratios would have been:
 Net investment income per
  share.......................  $0.022     $0.049   $0.049  $0.047   $0.037
 Expense ratio................    0.56%+     0.67%    0.70%   0.82%    1.34%+

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) For the period ended January 3, 1995 (inception date) to December 31, 1995.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

Financial Highlights
(continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, except where noted:

Cash Management Fund

-----------------------------------------------------------------------------------
                                      Class 2 Shares
                          ---------------------------------------------
                          1999(1)    1998(2)   1997     1996    1995(3)
                          ---------------------------------------------
Net Asset Value,
 Beginning of Period....   $1.000     $1.000   $1.000   $1.000   $1.000
                          -------    -------  -------  -------  -------
 Net investment income..    0.022      0.050    0.051    0.050    0.043
 Dividends from net
  investment income.....   (0.022)    (0.050)  (0.051)  (0.050)  (0.043)
                          -------    -------  -------  -------  -------
Net Asset Value, End of
 Period.................   $1.000     $1.000   $1.000   $1.000   $1.000
                          =======    =======  =======  =======  =======
Total Return(4).........      2.2%++     5.2%     5.2%     5.1%     4.4%++
Net Assets, End of
 Period (000s)..........   $1,782     $2,741   $1,806     $435     $183
Ratios to Average Net
 Assets:
 Expenses...............     0.55%+     0.55%    0.55%    0.55%    0.55%+
 Net investment income..     4.36%+     4.98%    5.16%    4.95%    5.40%+
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
loss per share and
expense ratios would
have been:
 Net investment income
  per share.............   $0.022     $0.049   $0.049   $0.047   $0.036
 Expense ratio..........     0.56%+     0.67%    0.70%    0.82%    1.34%+

Cash Management Fund

-----------------------------------------------------------------------------------
                                          Class O Shares
                          --------------------------------------------------------
                          1999(1)     1998     1997     1996     1995       1994
                          --------------------------------------------------------
Net Asset Value,
 Beginning of Period....   $1.000     $1.000   $1.000   $1.000   $1.000     $1.000
                          -------    -------  -------  -------  -------    -------
 Net investment income..    0.022      0.050    0.051    0.050    0.055      0.038
 Dividends from net
  investment income.....   (0.022)    (0.050)  (0.051)  (0.050)  (0.055)    (0.038)
                          -------    -------  -------  -------  -------    -------
Net Asset Value, End of
 Period.................   $1.000     $1.000   $1.000   $1.000   $1.000     $1.000
                          =======    =======  =======  =======  =======    =======
Total Return(4).........      2.2%++     5.2%     5.2%     5.1%     5.6%       3.9%
Net Assets, End of
 Period (000s)..........   $8,597     $8,066  $19,872  $14,225   $6,684    $19,127
Ratios to Average Net
 Assets:
 Expenses...............     0.55%+     0.55%    0.55%    0.55%    0.55%      0.61%
 Net investment income..     4.40%+     5.08%    5.10%    4.95%    5.46%      3.79%
Before applicable waiver
of management fee,
expenses absorbed by
SBAM and credits earned
on custodian cash
balances, net investment
loss per share and
expense ratios would
have been:
 Net investment income
  per share.............   $0.022     $0.049   $0.049   $0.047   $0.047     $0.036
 Expense ratio..........     0.56%+     0.67%    0.70%    0.82%    1.34%      0.81%

------
(1) For the six months ended June 30, 1999 (unaudited).
(2) On September 14, 1998, Class C Shares were renamed Class 2 Shares.
(3) For the period ended January 3, 1995 (inception date) to December 31, 1995.
(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period. Initial sales charge or contingent deferred sales charge is not re-flected in the calculation of total return.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048
CUSTODIANS
    PNC Bank, National Association
    200 Stevens Drive
    Suite 440
    Lester, Pennsylvania 19113
    Chase Manhattan Bank, N.A.
    4 Chase Metro Tech Center
    18th Floor
    Brooklyn, New York 11245
DIVIDEND DISBURSING AND TRANSFER AGENT
    First Data Investor Services Group, Inc.
    53 State Street
    Boston, Massachusetts 02109-2873
LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017
INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CHARLES F. BARBER
    Consultant; formerly Chairman; ASARCO Inc.
ANDREW L. BREECH(*),(***)
    President, Dealer Operating Control Service Inc.
CAROL L. COLMAN
    President, Colman Consulting Co., Inc.
DANIEL P. CRONIN(**)
    Vice President-General Counsel,
    Pfizer International Inc.
WILLIAM R. DILL(*),(***)
    Consultant; formerly President, Boston Architectural Center; formerly President, Anna Maria College
HEATH B. MCLENDON
    Chairman and President, Managing Director,
    Salomon Smith Barney Inc.; President and Director,
    SSBC Fund Management Inc. and Travelers
    Investment Adviser, Inc.
CLIFFORD M. KIRTLAND, JR.(*),(***)
    Member of the Advisory Committee, Nero-Moseley
    Partners; formerly Director, Oxford Industries, Inc., Shaw Industries Inc., Graphic Industries, Inc. and CSX Corp.; formerly Chairman, Cox Communications, Inc.
ROBERT W.LAWLESS(*),(***)
    President and Chief Executive Officer, University of Tulsa; formerly President and Chief Executive Officer, Texas Tech University and Tech University Health
    Sciences Center

LOUIS P. MATTIS(*),(***)
    Consultant; formerly Chairman and President, Sterling
    Winthrop Inc.
THOMAS F. SCHLAFLY(*),(***)
    Of counsel to Blackwell Sanders Peper Martin LLP (law firm), President, The Saint Louis Brewery, Inc.

Officers
HEATH B. MCLENDON
     Chairman and President
LEWIS E. DAIDONE
     Executive Vice President
     and Treasurer
ROBERT E. AMODEO(**)
     Executive Vice President
JAMES E. CRAIGE(**)
     Executive Vice President
JOHN B. CUNNINGHAM(*)
     Executive Vice President
THOMAS K. FLANAGAN(**)
     Executive Vice President
ROGER LAVAN(**)
     Executive Vice President
ROSS S. MARGOLIES(***)
     Executive Vice President
MAUREEN O'CALLAGHAN(**)
     Executive Vice President
DAVID J. SCOTT(**)
     Executive Vice President
BETH A. SEMMEL(**)
     Executive Vice President
PETER J. WILBY(**)
     Executive Vice President
GEORGE J. WILLIAMSON(**)
     Executive Vice President
THOMAS A. CROAK(**)
     Vice President
ROBERT DONAHUE(***)
     Vice President
NANCY A. NOYES(**)
     Vice President
ANTHONY PACE
     Controller
CHRISTINA T. SYDOR
     Secretary

----------------------------------------------
  (*)Salomon Brothers Investors Fund Inc only
 (**)Salomon Brothers Series Funds Inc only
(***)Salomon Brothers Capital Fund Inc only

-------------------------
     Salomon Brothers
     -------------------------
              Asset Management


                  SEVEN WORLD TRADE CENTER . NEW YORK, NEW YORK 10048
SBSEMI 6/99